UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-08200

                                 Bridgeway Funds, Inc.

(Exact name of registrant as specified in charter)

20 Greenway Plaza, Suite 450

                                              Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Tammira Philippe, President

Bridgeway Funds, Inc.

20 Greenway Plaza, Suite 450

                                              Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 661-3500

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

A no-load mutual fund family

Annual Report June 30, 2022

AGGRESSIVE INVESTORS 1	BRAGX

ULTRA-SMALL COMPANY	BRUSX

(Open to Existing Investors — Direct Only)

ULTRA-SMALL COMPANY MARKET	BRSIX

SMALL-CAP VALUE	BRSVX

BLUE CHIP	BRLIX

MANAGED VOLATILITY	BRBPX

bridgewayfunds.com

June 30, 2022

Bridgeway Funds Standardized Returns (%) as of June 30, 2022* (Unaudited)

			Annualized

Fund	Quarter	Six Months	1 Year	5 Years	10 Years	15 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]
Aggressive Investors 1	-21.13	-26.42	-23.81	1.59	8.33	2.91	10.80	8/5/1994	0.34%	0.34%
Ultra-Small Company	-12.79	-13.69	-21.04	7.46	8.99	4.98	12.64	8/5/1994	1.38%	1.38%
Ultra-Small Co Market	-17.33	-20.78	-30.38	4.85	9.24	5.38	9.51	7/31/1997	0.79%	0.79%
Small-Cap Value	-13.85	-13.69	-5.81	11.82	12.05	6.44	8.74	10/31/2003	0.92%	0.92%
Blue Chip	-13.89	-15.92	-9.32	11.29	12.41	8.56	7.79	7/31/1997	0.24%[1]	0.15%[1]
Managed Volatility	-6.40	-9.58	-7.62	3.93	4.28	3.15	3.92	6/30/2001	1.23%[1]	0.96%[1]
Bridgeway Funds Returns (%) for Calendar Years 2012 through 2021* (Unaudited)
	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Aggressive Investors 1	21.58	42.21	14.99	-9.82	19.47	18.44	-22.44	21.85	14.35	19.89
Ultra-Small Company	24.49	55.77	-0.56	-16.12	14.06	3.88	-15.68	9.51	31.31	33.34
Ultra-Small Co Market	19.83	50.91	4.61	-8.28	21.47	12.47	-17.12	15.34	25.53	22.31
Small-Cap Value	20.99	39.72	0.79	-9.43	26.79	7.11	-13.06	14.98	12.04	67.74
Blue Chip	15.20	31.67	11.51	2.17	13.18	18.43	-1.48	31.05	13.51	24.15
Managed Volatility	6.46	9.25	5.95	0.17	2.42	8.18	-3.97	11.88	10.55	7.91

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit bridgewayfunds.com or call 800-661-3550. Total return figures include the reinvestment of dividends and capital gains. Periods of less than one year are not annualized.

[1]

Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser is contractually obligated to waive fees and/or pay expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of June 30, 2022.

* Numbers highlighted indicate periods when the Fund outperformed its primary benchmark.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 800-661-3550 or visit the Funds’ website at bridgewayfunds.com. Funds are available for purchase by residents of the United States, Puerto Rico, US Virgin Islands, and Guam only.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors, or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

Annual Report | June 30, 2022

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

June 30, 2022 (Unaudited)

Dear Fellow Shareholders,

Performance across domestic equity markets was negative for the June quarter and for the 12 months ended June 30, 2022. Stocks in all size and style categories recorded negative returns for the fiscal year, but larger stocks and value stocks outperformed smaller names and growth stocks. As a result, large-cap value stocks delivered the best results during the fiscal year. Market highlights appear on page 2. The Bridgeway Funds performed within design expectations in this environment, guided by our statistical, evidence-based investment approach. Please see the enclosed letters for a detailed explanation of each Fund’s performance during the quarter and the fiscal year. We hope you find the letters helpful.

Ultra-small stocks historically have outperformed larger stocks over longer periods. Yet these smallest of small stocks are in the midst of their own period of underperformance. Although we don’t condone market timing, we believe investors may have a unique opportunity to capture strong gains as ultra-small stock returns revert to their long-term means. However, investing in ultra-small stocks requires a disciplined approach and special trading expertise to avoid some challenges with this asset class. We explain this opportunity, and Bridgeway’s approach to trading ultra-small stocks, in “Ultra-Small Stocks: Capturing Opportunity while Addressing Challenges,” on page 2.

Any period of underperformance – short-term or longer-term – can challenge some investors’ ability to maintain a disciplined, long-term approach. The second half of the recent fiscal year was one of the most difficult investing environments in recent times, with inflation hitting a 40-year high and stock markets tumbling. Those conditions alone would be enough to warrant inclusion in our traditional look at the “worst thing of the fiscal year,” but more concerning are recent data showing an uptick in Fund redemptions. Read why investors who react emotionally to short-term market movements may be introducing more risk to their long-term investing strategies, in “The Worst Thing of the Fiscal Year,” on page 4.

Finally, Bridgeway’s Head of Finance and Talent, Von Celestine, shares a painful story from early in his career that shaped his commitment to fostering inclusion in the workplace. Read how his personal experience helps inform Bridgeway’s intentional approach to diversity, equity, and inclusion, in “Transformative Change: Invisible in Plain Sight,” on page 5.

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them to help us manage our Funds and this company. Please keep your ideas coming – both favorable and critical. They provide us with a vital tool to serve you better.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva	Dick Cancelmo

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

June 30, 2022 (Unaudited)

Market Review

Domestic equity markets declined sharply in the quarter ended June 30, 2022, resulting in the second consecutive quarter of negative returns. The US Federal Reserve moved aggressively to control inflation during the quarter by raising its benchmark interest rate by a total of 1.25 percentage points. Those actions exacerbated concerns about the potential economic slowdown and contributed to falling equity returns and higher-than-average market volatility. The S&P 500 returned -16.1% for the quarter, and the Dow Jones Industrial Average (DJIA) returned -10.8%. For the fiscal year, the S&P 500 and the DJIA returned -10.6% and -9.1%, respectively.

All US equity style categories, as defined by Russell Indices, recorded negative returns for the quarter. Larger stocks generally outperformed smaller stocks except in the growth style category, and value stocks outperformed growth stocks in all size categories. As a result, large-cap value stocks had the best performance during the quarter, returning -12.2%. Mid-cap growth stocks had the worst performance on a relative basis, returning -21.1%.

All sectors of the S&P 500 had negative returns for the quarter. The Consumer Discretionary sector recorded the largest decline, returning -26.2%, followed by Communication Services (-20.6%) and Information Technology (-20.2%). The Consumer Staples sector had the best performance on a relative basis, returning -4.6%.

Below are the stock market style box returns for the quarter and the fiscal year.

	June 2022 Quarter				Fiscal Year ended June 30,2022
	Value	All	Growth		Value	All	Growth
Large	-12.21%	-16.67%	-20.92%	Large	-6.82%	-13.04%	-18.77%
Mid	-14.68%	-16.85%	-21.07%	Mid	-10.00%	-17.30%	-29.57%
Small	-15.28%	-17.20%	- 19.25%	Small	-16.28%	-25.20%	-33.43%

Ultra-Small Stocks: Capturing Opportunity while Addressing Challenges

By Richard P. Cancelmo, Jr., Head of Trading and Portfolio Manager, and Cindy Griffin, CIPM, Director of Institutional Relations

Bridgeway believes strongly in the potential for ultra-small stocks to contribute to a long-term investing strategy, which is why we’ve been offering ultra-small mutual funds since 1997. Recent underperformance by ultra-small stocks may offer investors a unique opportunity to capture value if their performance reverts to long-term means.

Highlighting the opportunity we see in ultra-small stocks is part of Bridgeway’s relational investing principle of stating where we stand. But to honor another of our relational investing principles — be intentional — we also want to describe some of the challenges investors may face when investing in ultra-small stocks and explain how our investment approach and trading expertise help mitigate those challenges.

The ultra-small stocks opportunity

Ultra-small stocks are represented by the smallest decile of stocks (CRSP 10) defined by the Center for Research in Security Prices (“CRSP”). Since July 1926, CRSP 10 stocks have outperformed the largest decile of stocks (CRSP 1) and all other deciles of stocks on an annualized basis.

2	Annual Report | June 30, 2022

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

June 30, 2022 (Unaudited)

However, in the last decade, CRSP 10 stocks have lagged CRSP 1 stocks on an annualized basis. We believe this decade of underperformance represents an opportunity for investors. Historically, ultra-small stock returns have experienced a reversion to long-term levels after dramatic periods of underperformance.

Although ultra-small stocks have made up some ground in the past year, there is still a long way to go for ultra-small stocks to revert to long-term trends of outperforming larger stocks, as evidenced by the following chart:

Source: CRSP

We remain steadfast that ultra-small stocks represent a unique opportunity in today’s market, particularly given the asset class’s historical returns. But investors who are willing to explore ultra-small stocks face some challenges. One is liquidity: It can be more difficult to build or redeem positions in ultra-small stocks. The higher potential for bankruptcy among ultra-small companies is another challenge. Finally, higher trading costs for ultra-small stocks can cause erosion in a fund’s returns.

To address the higher risk of bankruptcy among ultra-small stocks, Bridgeway uses a disciplined, systematic process that assesses a company’s potential for bankruptcy and other issues related to quality that could cause near-term under-performance. But we also apply our passion, training, and attention to detail in stock trading to mitigate some of the transaction-related challenges with this asset class.

Our approach to trading ultra-small stocks

Our Ultra-Small Company Market Fund focuses on buying ultra-small stocks in the CRSP 10 universe. The strategy’s overall goal is to achieve the CRSP 10 return net of fees over long periods by roughly matching the sector and industry makeup and financial characteristics of the CRSP 10 Index.

Our approach to managing the Ultra-Small Company Market Fund is sometimes referred to as “passive, asset class investing” because the strategy intends to provide risk and return characteristics that are similar to investing in a basket of stocks in a specific asset class. From an implementation and trading perspective, we believe this approach can offer investors a significant advantage in ultra-small stocks.

We also know from more than 25 years of experience and data that a passive or asset-class-based approach generally reduces a Fund’s trading costs. This experience holds especially true in the CRSP 10 universe, where active trading can be quite costly and can diminish returns. Given that there are known challenges in trading ultra-small stocks, we also rely on three strategies to reduce trading costs and improve trading efficiency in our Ultra-Small Company Market Fund:

1.

Our statistical, evidence-based investment strategy, combined with our passive trading approach, means we have flexibility in the stocks we want to own. The list of eligible ultra-small stocks contains stocks that are statistically indifferent from each other and can provide similar contributions to risk and return. In other words, we do not have

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

June 30, 2022 (Unaudited)

to own ABC stock. We could just as easily own XYZ. The urgency to trade a specific stock can destroy value through increased costs and higher purchase prices. Our patient approach to trading is a great advantage in the ultra-small stock universe.

2.

We can be opportunistic traders. Our many years of trading in ultra-small stocks has allowed us to create beneficial, long-term relationships with brokers who know this space well. We have established processes that allow us to communicate quickly with these brokers, especially when stockholders are urgent to sell an ultra-small stock. In many cases, a seller’s urgency is our opportunity and can result in a better (i.e., lower) purchase price. This is an example of how we have invested in the outcome—another principle of relational investing. The relationships that we’ve fostered over time with these brokers have ultimately improved outcomes for our investors.

3.

We use securities lending to seek additional revenue/return. Securities lending is especially lucrative in the ultra-small space, as the supply of these stocks is more limited than larger-cap stocks, and demand is high. However, the practice is not without risk: The borrower could become insolvent, or the collateral’s value could decline below the cost of replacing the securities. Bridgeway has robust processes, procedures, and controls around borrowers and collateral and works closely with custodian banks in implementing a securities lending program.

Our approach to trading in the ultra-small stock universe has helped Bridgeway provide better outcomes for our investors over the long term. Trading cost analysis and the additional return from securities lending in the Ultra-Small Company Market strategy provide strong evidence for that. For the calendar year 2021, transaction cost analysis showed our trading costs for the Ultra-Small Company Market strategy were -30 basis points versus the expected estimate of -84 basis points. In addition, the one-year return from securities lending on the strategy was 49 basis points.

One of the most striking principles of relational investing is “discover the power in the paradox.” The ultra-small company space is one of those places where an investor can find the paradox—attractive returns paired with substantial challenges in implementation and practice. We strongly believe in the potential for ultra-small stocks, and while we do not condone market timing, we believe we may be poised for a unique opportunity to capture a return to the long-term mean for ultra-small stocks. With more than 25 years of experience trading in ultra-small stocks, Bridgeway understands that trading can be a challenge in this universe, so knowing the challenges and how to mitigate them can help capture the power of the ultra-small stocks paradox.

Disclosure

The Dow Jones Industrial Average (DJIA), Dow Jones is a price-weighted measurement stock market index of 30 prominent companies listed on stock exchanges in the United States. The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded US stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices.

The Worst Thing of the Fiscal Year

Some years it’s difficult to decide what to discuss in our traditional review of the “worst thing” that happened during the previous 12 months. Last year is a good example because we were coming off a period of strong equity performance when most Bridgeway Funds posted double-digit returns, and some even achieved a triple-digit return.

This year, it’s relatively easy to identify the worst thing. Since January 2022, investors have faced one of the rockiest markets in decades. The stock market tumbled as inflation reached 40-year highs, and the Fed moved interest rates sharply higher to curb rising prices. Meanwhile, the potential threat of recession cast a pall over investor confidence.

In this environment, all of our Funds declined for the fiscal year—although some of our Funds significantly outpaced their benchmarks thanks to design features such as a tilt toward deeper value stocks.

Still, the last 12 months have been a challenging and often stressful period for investors, and other Fund data helps tell the story of our fiscal year beyond gains and losses. Our Fund redemption data shows an uptick in investors selling shares of

4	Annual Report | June 30, 2022

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

June 30, 2022 (Unaudited)

our Funds toward the end of the fiscal year. While we don’t know why each shareholder sold, it’s likely that many did so in response to the stock market’s recent declines and concerns about the future.

In turbulent economic times, emotions can overwhelm even the most disciplined strategy. Unfortunately, these redemption figures suggest that some investors are responding emotionally to the market’s movements by putting their money on the sidelines. The irony is that this type of risk-averse behavior can introduce more risk: By trying to avoid the market’s worst performances, investors may end up still sitting on the sidelines when the market rebounds. In fact, research shows that during the worst bear markets, stocks tend to recover strongly in the first year after hitting their low point.

Consider a recent example: After the stock market reached a bottom in March 2020 amid the global shock of the coronavirus pandemic, equities quickly roared back. For the 2020 calendar year, the S&P 500 returned more than 18%, and the Russell 2000 Value Index posted a return of nearly 20%. Investors who held on through the turmoil were able to capture the full value of that rebound. Those who had sold their shares, only to be enticed back into the market later, have a deficit they can’t erase.

Now, some investors may be making the same mistake. We believe our shareholders are best served by maintaining a disciplined, long-term approach to investing. As much as it hurts to experience a fiscal year of poor Fund performance (which we know because we’re shareholders too), it’s more upsetting to think of the potential long-term impact on investors who have been unable to stay invested during the market’s predictably unpredictable swings.

We thank our shareholders who have committed to a long-term investing strategy. As we’ve said before, during times like these, we are still falling short of our goal to convince all investors to stay disciplined. That means we must continue working on ways to better explain the long-term evidence behind our investment philosophy, so we can help all investors think in decades, not days.

Transformative Change: Invisible in Plain Sight

By Von Celestine, Head of Finance and Talent

My first job after college was as an auditor with a major accounting firm. I had been working there for about a year when I was assigned to a large, high-profile client. About ten people from the firm would be working on this audit for a few months, rather than a few weeks as we did with smaller institutions. It was a chance to learn and show what I could do. I was excited about the challenge.

On audit engagements, lunches were routine with the members of the team, including junior staffers like myself and senior leaders, managers, and division heads. Our first lunch would be eight people—rather than three or four like I was used to—and I was looking forward to spending time with senior leaders. Plus, as a 22-year-old with an entry-level salary, I was looking forward to a delicious, company-paid lunch!

It was the worst lunch in my very young career. Decades later, this memory still stings, despite the fact that I’ve earned future success.

I happened to sit next to one of the senior engagement and division leaders. I anticipated some informal chit-chat that would help people get to know me, but I was ignored when I tried to join the discussion. Even my attempts at generic conversation starters about the weather or sports were met with very short responses, barely even acknowledging me.

I’m more of an introvert by nature, was very young, and was new to this corporate lunch setting, but I needed to be able to engage in these types of conversations. Still, nothing I tried worked. Worse, I had to watch everyone else, even some of my junior peers, being welcomed into the discussions and acknowledged.

What was going on? As far as I could tell, I hadn’t said or done anything wrong—but I was the only person of color at that table. I didn’t know any of these people well enough to know if it was truly a race issue, but it was hard to miss the fact that I was the lone person of color in the room. I am usually confident, but I felt small, invisible, hurt, and angry.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

June 30, 2022 (Unaudited)

It became apparent how the flow of the lunch would go, and my feelings of anticipation were replaced with a desire to get out of there as quickly as possible. I have no memory of the restaurant’s name and whether the food or service was good. But I have a clear memory of being invisible in plain sight.

I had a few more of these lunches to endure, but I changed my strategy. I would sit next to my peers and get through it. It was the only way I knew to avoid the sting of being ignored when trying to make basic connections.

That was my last audit. I went to work for an energy company, graduate school was next, then my career accelerated. I took away a very important lesson: I knew if I “made it up the corporate ladder,” I was not going to ignore anyone. I would reach out to the junior people I worked with to make them feel a part of the team, because they were.

When I joined Bridgeway more than 15 years ago, I found a place that shared my belief that it’s the responsibility of everyone-but especially leaders–to focus on inclusion. Inclusion doesn’t only mean creating an environment where people’s opinions are heard, considered, and respected. At its core, inclusion is about valuing each team member no matter their tenure, experience, age, gender, race, ethnicity, or sexual orientation. Not just during work interactions, but at lunch, dinner, conferences, social events, or anywhere else you engage with your colleagues.

One of the reasons I’ve been with Bridgeway significantly longer than other jobs is because of the culture and environment we’ve created and how we treat other people. The Partners (Partners refers to all long-term staff members) trust each other, whether we’re having a great year or a challenging year, and we believe we are working towards something important.

We aspire to create an improved model for the financial services industry. There are times when we don’t live up to our ideals, but we are committed to using those moments to raise awareness about diversity, equity, inclusion, and how to be better. Admitting mistakes and making changes is part of being human, and openly discussing issues of diversity and inclusion helps ensure we won’t leave anyone feeling invisible and ignored.

I still feel the pain of that awful lunch, but I learned from bad experiences and decided to be the kind of leader I needed at that lunch so that those I work with feel included and valued.

6	Annual Report | June 30, 2022

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (Unaudited)

June 30, 2022

Dear Fellow Aggressive Investors 1 Fund Shareholder,

For the quarter ended June 30, 2022, our Fund returned -21.13%, underperforming our primary market benchmark, the S&P 500 Index (-16.10%), and the Russell 2000 Index (-17.20%). It was a poor quarter.

For the fiscal year, our Fund returned -23.81%, underperforming the S&P 500 Index (-10.62%), but outperforming the Russell 2000 Index (-25.20%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2022

			Annualized

	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Aggressive Investors 1 Fund	-21.13%	-23.81%	1.59%	8.33%	2.91%	10.80%
S&P 500 Index	-16.10%	-10.62%	11.31%	12.96%	8.54%	9.92%
Russell 2000 Index	-17.20%	-25.20%	5.17%	9.35%	6.33%	8.64%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell 2000 Index is an unmanaged, market value-weighted index that measures the performance of the 2,000 companies between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

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Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 5, 1994 to June 30, 2022

Detailed Explanation of Quarterly Performance

Most of the Fund’s main design features faced headwinds during the quarter. The Fund’s quality and value metrics models underperformed the benchmark, detracting from relative performance. However, the Fund’s sentiment models outperformed the benchmark, partially offsetting this negative impact. A tilt toward deeper value stocks and the Fund’s tendency to invest in higher beta and higher volatility stocks hurt relative results during the quarter. In contrast, an overweighting in the benchmark’s smaller stocks added to relative performance.

From a sector perspective, the Fund’s allocation effect was negative. An overweighting in the Consumer Discretionary sector and underweightings in the Health Care and Utilities sectors detracted the most from relative results. The Fund’s stock selection effect was also negative for the quarter, primarily driven by holdings in the Information Technology, Health Care, and Communication Services sectors.

Detailed Explanation of Fiscal Year Performance

All three of the Fund’s model categories underperformed the benchmark during the year, with the quality models detracting the most from relative results. By design, the Fund invests in higher beta and higher volatility stocks, and this positioning hurt relative returns when these stocks underperformed during the 12-month period. The Fund’s tilt toward deeper value stocks had a mixed effect on relative performance, while the impact of an overweighting in the benchmark’s smaller stocks was neutral.

From a sector perspective, the Fund’s allocation effect was negative, with an overweighting in the Consumer Discretionary sector and underweightings in the Health Care and Utilities sectors detracting the most from relative results. The Fund’s stock selection effect was significantly negative, primarily driven by holdings in the Communication Services, Health Care, and Information Technology sectors.

8	Annual Report | June 30, 2022

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2022

Rank	Description	Industry	% of Net Assets
1	Cheniere Energy, Inc.	Energy	3.7%
2	Apple, Inc.	Information Technology	3.1%
3	Microsoft Corp.	Information Technology	2.6%
4	UnitedHealth Group, Inc.	Health Care	2.5%
5	Fortinet, Inc.	Information Technology	2.2%
6	NVIDIA Corp.	Information Technology	2.1%
7	Mosaic Co. (The)	Materials	2.0%
8	Tesla, Inc.	Consumer Discretionary	2.0%
9	QUALCOMM, Inc.	Information Technology	2.0%
10	Lowe’s Cos., Inc.	Consumer Discretionary	1.9%

	Total		24.1%

Industry Sector Representation as of June 30, 2022

	% of Net Assets	% of S&P 500 Index	Difference
Communication Services	4.4%	8.9%	-4.5%
Consumer Discretionary	18.0%	10.5%	7.5%
Consumer Staples	4.3%	7.0%	-2.7%
Energy	5.9%	4.4%	1.5%
Financials	12.4%	10.8%	1.6%
Health Care	9.5%	15.1%	-5.6%
Industrials	7.0%	7.8%	-0.8%
Information Technology	25.3%	26.8%	-1.5%
Materials	10.8%	2.6%	8.2%
Real Estate	2.1%	2.9%	-0.8%
Utilities	0.0%	3.1%	-3.1%
Cash & Other Assets	0.3%	0.1%	0.2%

Total	100.0%	100.0%

Important Disclosure

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2022, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which

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Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (Unaudited) (continued)

may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

10	Annual Report | June 30, 2022

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value

COMMON STOCKS - 99.69%
Communication Services - 4.44%
Liberty Global PLC, Class C*	72,500	$1,601,525
Lumen Technologies, Inc.+	138,100	1,506,671
Meta Platforms, Inc., Class A*	8,700	1,402,875
Netflix, Inc.*	3,700	647,019
Warner Bros Discovery, Inc.*	63,700	854,854

		6,012,944

Consumer Discretionary - 17.98%
Amazon.com, Inc.*	20,800	2,209,168
AutoNation, Inc.*	16,000	1,788,160
Bath & Body Works, Inc.	27,000	726,840
Booking Holdings, Inc.*	800	1,399,192
Choice Hotels International, Inc.	13,000	1,451,190
Dick’s Sporting Goods, Inc.+	15,200	1,145,624
Etsy, Inc.*	18,700	1,369,027
Expedia Group, Inc.*	10,700	1,014,681
General Motors Co.*	22,100	701,896
Lowe’s Cos., Inc.	15,000	2,620,050
NIKE, Inc., Class B	13,000	1,328,600
Penske Automotive Group, Inc.	8,100	847,989
PulteGroup, Inc.	37,300	1,478,199
Tesla, Inc.*	4,000	2,693,680
Toll Brothers, Inc.	13,700	611,020
Ulta Beauty, Inc.*	4,300	1,657,564
Whirlpool Corp.	8,500	1,316,395

		24,359,275

Consumer Staples - 4.26%
Albertsons Cos., Inc., Class A	94,600	2,527,712
Costco Wholesale Corp.	3,400	1,629,552
Tyson Foods, Inc., Class A	18,800	1,617,928

		5,775,192

Energy - 5.85%
APA Corp.	42,000	1,465,800
Cheniere Energy, Inc.	38,000	5,055,140
Chesapeake Energy Corp.	17,300	1,403,030

		7,923,970

Financials - 12.36%
Ally Financial, Inc.	37,500	1,256,625
Bank of Montreal	20,000	1,923,400

Industry Company	Shares	Value

Financials (continued)
Blackstone, Inc.	6,400	$583,872
Brown & Brown, Inc.	24,000	1,400,160
Citigroup, Inc.	30,000	1,379,700
Everest Re Group, Ltd.	7,400	2,074,072
Jefferies Financial Group, Inc.	26,000	718,120
MetLife, Inc.	34,000	2,134,860
Royal Bank of Canada	15,000	1,452,300
Synchrony Financial	62,300	1,720,726
UBS Group AG	130,000	2,108,600

		16,752,435

Health Care - 9.51%
Alnylam Pharmaceuticals, Inc.*	11,000	1,604,350
Hologic, Inc.*	29,100	2,016,630
Horizon Therapeutics PLC*	20,000	1,595,200
IDEXX Laboratories, Inc.*	4,000	1,402,920
McKesson Corp.	2,200	717,662
Mettler-Toledo International, Inc.*	1,300	1,493,401
Moderna, Inc.*	5,000	714,250
UnitedHealth Group, Inc.	6,500	3,338,595

		12,883,008

Industrials - 7.03%
Avis Budget Group, Inc.*	16,200	2,382,696
Builders FirstSource, Inc.*	23,000	1,235,100
Owens Corning	19,000	1,411,890
Rollins, Inc.	45,850	1,601,082
WillScot Mobile Mini Holdings Corp.*	71,500	2,318,030
ZIM Integrated Shipping Services, Ltd.+	12,400	585,652

		9,534,450

Information Technology - 25.30%
Advanced Micro Devices, Inc.*	20,900	1,598,223
Apple, Inc.	31,000	4,238,320
Applied Materials, Inc.	18,500	1,683,130
Automatic Data Processing, Inc.	7,000	1,470,280
Cadence Design Systems, Inc.*	10,000
		1,500,300
Cloudflare, Inc., Class A*	13,300	581,875
Datadog, Inc., Class A*	12,800	1,219,072
Fortinet, Inc.*	52,500	2,970,450
HP, Inc.	65,000	2,130,700
Lam Research Corp.	3,000	1,278,450

bridgewayfunds.com	11

Aggressive Investors 1 Fund

SCHEDULE OF INVESTMENTS   (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company		Shares	Value

Common Stocks (continued)

Information Technology (continued)
Mastercard, Inc., Class A		5,000	$1,577,400
Microsoft Corp.		13,500	3,467,205
NetApp, Inc.		21,100	1,376,564
NVIDIA Corp.		18,800	2,849,892
Palo Alto Networks, Inc.*		4,700	2,321,518
Pure Storage, Inc., Class A*		53,700	1,380,627
QUALCOMM, Inc.		20,700	2,644,218

			34,288,224

Materials - 10.82%
Crown Holdings, Inc.		28,000	2,580,760
Kinross Gold Corp.		300,000	1,074,000
Mosaic Co. (The)		57,400	2,711,002
Nucor Corp.		20,000	2,088,200
Olin Corp.		34,000	1,573,520
Steel Dynamics, Inc.		24,900	1,647,135
United States Steel Corp.+		62,200	1,114,002
West Fraser Timber Co., Ltd.+		24,400	1,872,212

			14,660,831

Real Estate - 2.14%
Extra Space Storage, Inc.		8,600	1,463,032
SBA Communications Corp.		4,500	1,440,225

			2,903,257

TOTAL COMMON STOCKS - 99.69%			135,093,586

(Cost $147,479,682)

Rate^		Shares	Value

MONEY MARKET FUND - 0.31%

Fidelity Investments Money Market Government Portfolio Class I	1.21%	417,862	417,862

TOTAL MONEY MARKET FUND - 0.31%			417,862

(Cost $417,862)

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.40%
Dreyfus Institutional Preferred Government Plus Money Market Fund**	1.46%	3,246,864	$3,246,864

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.40%			3,246,864

(Cost $3,246,864)

TOTAL INVESTMENTS - 102.40%			$138,758,312
(Cost $151,144,408)

Liabilities in Excess of Other Assets - (2.40%)			(3,248,464)

NET ASSETS - 100.00%			$135,509,848

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2022.
^	Rate disclosed as of June 30, 2022.
+

This security or a portion of the security is out on loan as of June 30, 2022. Total loaned securities had a value of $4,350,581 as of June 30, 2022. See Note 2 for disclosure of cash and non-cash collateral.

PLC - Public Limited Company

12	Annual Report | June 30, 2022

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 6/30/2022:
Valuation Inputs

Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$135,093,586	$–	$–	$135,093,586
Money Market Fund	417,862	–	–	417,862
Investments Purchased With Cash Proceeds From Securities Lending	3,246,864	–	–	3,246,864

TOTAL	$138,758,312	$–	$–	$138,758,312

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
See Notes to Financial Statements.

bridgewayfunds.com	13

Ultra-Small Company Fund

MANAGER’S COMMENTARY (Unaudited)

June 30, 2022

Dear Fellow Ultra-Small Company Fund Shareholder,

For the quarter ended June 30, 2022, our Fund returned -12.79%, outperforming our primary market benchmark, the Russell Microcap Index (-18.96%), and the CRSP Cap-Based Portfolio 10 Index (-16.71%). The Fund also outperformed the Russell 2000 Index (-17.20%). It was a poor quarter on an absolute basis, but a good one on a relative basis.

For the fiscal year, our Fund returned -21.04%, outperforming the Russell Microcap Index (-30.73%), the Russell 2000 Index (-25.20%), and the CRSP Cap-Based Portfolio 10 Index (-31.94%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results.

Standardized Returns as of June 30, 2022

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Ultra-Small Company Fund	-12.79%	-21.04%	7.46%	8.99%	4.98%	12.64%
Russell Microcap Index	-18.96%	-30.73%	4.55%	9.04%	5.16%	N/A
CRSP Cap-Based Portfolio 10 Index	-16.71%	-31.94%	7.29%	9.96%	6.81%	11.16%
Russell 2000 Index	-17.20%	-25.20%	5.17%	9.35%	6.33%	8.64%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Effective October 31, 2021, the Fund changed its broad-based securities market benchmark from the CRSP Cap-Based Portfolio 10 Index to the Russell Microcap Index. Bridgeway Capital Management, the investment adviser for the Fund, believes the Russell Microcap Index is the most appropriate publicly accessible comparison for evaluating the Fund’s performance. The Russell Microcap Index measures the performance of the microcap segment of the US equity market. Microcap stocks make up less than 3% of the US equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000®? Index, plus the next 1,000 smallest eligible securities by market cap. The Russell Microcap Index is constructed to provide a comprehensive and unbiased barometer for the microcap segment trading on national exchanges. The Index is completely reconstituted annually to ensure new and growing equities are reflected and companies continue to reflect appropriate capitalization and value characteristics. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market (with dividends reinvested). The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 769 of the smallest publicly traded US stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

14	Annual Report | June 30, 2022

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 5, 1994 to June 30, 2022

*	The inception date of the Russell Microcap Index is June 1, 2005.

Detailed Explanation of Quarterly Performance

All three of the Fund’s model categories outperformed the benchmark and helped relative returns. The Fund’s tilt toward deeper value stocks across multiple valuation metrics also improved relative performance during the quarter.

The Fund’s investment universe focuses on the smallest stocks within the US stock market (CRSP 9 and CRSP 10 universes), with generally more weight in the smaller stocks. During the quarter, the Fund held approximately 35% of its assets, on average, in stocks that were outside of the CRSP 10 universe (including stocks that had appreciated into larger CRSP deciles), versus 90% for the benchmark. These holdings generally outperformed the benchmark, adding to relative results.

From a sector perspective, the Fund’s allocation effect was negative, largely driven by an underweighting in the Financials sector and an overweighting in the Materials sector. However, the Fund’s stock selection effect was significantly positive. Holdings in the Industrials, Energy, and Financials sectors added the most to relative performance.

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

bridgewayfunds.com	15

Ultra-Small Company Fund

MANAGER’S COMMENTARY (Unaudited) (continued)

			Annualized

CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	96.5 Years
1 (ultra-large)	-17.07%	-13.00%	11.97%	13.18%	9.49%
2	-17.31%	-15.64%	9.32%	12.60%	10.51%
3	-17.68%	-22.24%	7.61%	11.22%	10.85%
4	-16.53%	-23.65%	6.14%	10.11%	10.64%
5	-16.85%	-22.55%	5.98%	9.66%	11.12%
6	-17.96%	-30.09%	6.05%	9.72%	11.09%
7	-19.92%	-29.58%	7.87%	11.46%	11.45%
8	-20.11%	-34.65%	1.84%	7.50%	10.97%
9	-18.77%	-30.87%	7.56%	11.00%	11.32%
10 (ultra-small)	-16.71%	-31.94%	7.29%	9.96%	12.97%

1

Performance figures are as of the period ended June 30, 2022. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded US stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Detailed Explanation of Fiscal Year Performance

The Fund’s quality and value models outperformed the benchmark and helped relative returns. However, the Fund’s sentiment model category lagged the benchmark, partially offsetting some of this positive impact. The Fund’s tilt toward deeper value stocks across multiple valuation metrics boosted relative results during the 12-month period.

The Fund’s investment universe focuses on the smallest stocks within the US stock market (CRSP 9 and CRSP 10 universes), with generally more weight in the smaller stocks. During the fiscal year, the Fund held approximately 34% of its assets, on average, in stocks that were outside of the CRSP 10 universe (including stocks that had appreciated into larger CRSP deciles), versus 90% for the benchmark. These holdings generally outperformed the benchmark, adding to relative results.

From a sector perspective, the Fund’s allocation effect was positive, largely driven by an underweighting in the Health Care sector and an overweighting in the Energy sector. The Fund’s stock selection effect also was significantly positive. Holdings in the Industrials, Financials, and Energy sectors added the most to relative performance.

Top Ten Holdings as of June 30, 2022

Rank	Description	Industry	% of Net Assets

1	USA Truck, Inc.	Industrials	3.0%
2	Information Services Group, Inc.	Information Technology	2.2%
3	Agenus, Inc.	Health Care	2.2%
4	Manning & Napier, Inc.	Financials	2.2%
5	Harrow Health, Inc.	Health Care	2.1%
6	ARC Document Solutions, Inc.	Industrials	2.0%
7	Cumulus Media, Inc., Class A	Communication Services	2.0%
8	VAALCO Energy, Inc.	Energy	2.0%
9	Hudson Technologies, Inc.	Industrials	1.9%
10	Co.-Diagnostics, Inc.	Health Care	1.9%

	Total		21.5%

16	Annual Report | June 30, 2022

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2022

	% of Net Assets	% of Russell Microcap Index	Difference
Communication Services	4.5%	2.8%	1.7%
Consumer Discretionary	12.4%	10.2%	2.2%
Consumer Staples	4.2%	2.7%	1.5%
Energy	7.3%	4.8%	2.5%
Financials	14.3%	21.6%	-7.3%
Health Care	24.8%	26.8%	-2.0%
Industrials	12.3%	10.9%	1.4%
Information Technology	11.9%	11.7%	0.2%
Materials	7.5%	3.5%	4.0%
Real Estate	0.6%	4.2%	-3.6%
Utilities	0.0%	0.8%	-0.8%
Cash & Other Assets	0.2%	0.0%	0.2%

Total	100.0%	100.0%

Important Disclosure

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2022, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above-market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Ultra-Small Company Fund remains closed to new investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgewayfunds.com	17

Ultra-Small Company Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value

COMMON STOCKS - 99.78%
Communication Services - 4.54%
Cumulus Media, Inc., Class A*+	201,788	$1,559,821
DHI Group, Inc.*	2,782	13,827
Entravision Communications Corp., Class A	16,100	73,416
Salem Media Group, Inc.*	526,376	1,115,917
SPAR Group, Inc.*	123,400	145,612
Spok Holdings, Inc.	30,100	189,630
Townsquare Media, Inc., Class A*	57,100	467,649

		3,565,872

Consumer Discretionary - 12.36%
AMCON Distributing Co.+	1,723	280,849
Bassett Furniture Industries, Inc.	22,200	402,264
Big 5 Sporting Goods Corp.+	48,600	544,806
Brilliant Earth Group, Inc., Class A*	100,500	477,375
Build-A-Bear Workshop, Inc.	66,336	1,089,237
Charles & Colvard, Ltd.*	76,185	94,470
Citi Trends, Inc.*+	48,500	1,147,025
Crown Crafts, Inc.	41,600	260,416
Delta Apparel, Inc.*	15,590	442,288
Destination XL Group, Inc.*	63,900	216,621
Dixie Group, Inc. (The)*	25,600	32,768
Educational Development Corp.	55,700	235,054
Express, Inc.*	260,800	511,168
Good Times Restaurants, Inc.*	8,300	24,983
J. Jill, Inc.*	6,252	114,349
Jerash Holdings US, Inc.	24,900	117,279
Lakeland Industries, Inc.*	2,000	30,720
Lincoln Educational Services Corp.*	159,064	1,003,694
Live Ventures, Inc.*	21,602	540,266
Potbelly Corp.*+	22,000	124,300
Tilly’s, Inc., Class A	198,300	1,392,066
Universal Technical Institute, Inc.*	21,900	156,147
Vera Bradley, Inc.*	44,700	193,998
Vince Holding Corp.*+	26,200	205,670
Weyco Group, Inc.+	2,515	61,492

		9,699,305

Industry Company	Shares	Value

Consumer Staples - 4.25%
Blue Apron Holdings, Inc., Class A*+	306,000	$1,113,840
Farmer Bros Co.*	21,100	98,959
Lifeway Foods, Inc.*+	48,059	238,853
Mannatech, Inc.	23,388	389,410
Natural Alternatives International, Inc.*	50,300	525,132
Natural Health Trends Corp.	7,600	40,774
Ocean Bio-Chem, Inc.	12,798	164,838
Village Super Market, Inc., Class A	33,509	764,341

		3,336,147

Energy - 7.28%
Adams Resources & Energy, Inc.	2,500	80,475
Barnwell Industries, Inc.*+	80,030	188,070
Energy Services of America Corp.*+	15,000	30,900
Forum Energy Technologies, Inc.*	9,200	180,504
Hallador Energy Co.*+	275,795	1,492,051
Mexco Energy Corp.*+	5,768	99,152
NACCO Industries, Inc., Class A	18,613	705,433
Natural Gas Services Group, Inc.*	11,400	125,400
NCS Multistage Holdings, Inc.*	997	30,508
SilverBow Resources, Inc.*+	24,585	697,231
Smart Sand, Inc.*	268,118	536,236
VAALCO Energy, Inc.+	222,600	1,544,844

		5,710,804

Financials - 14.27%
AmeriServ Financial, Inc.	15,000	59,100
Atlantic American Corp.+	81,700	218,139
Bank7 Corp.	3,540	80,853
C&F Financial Corp.	1,700	78,149
CF Bankshares, Inc.	4,800	100,800
Chemung Financial Corp.	1,200	56,400
Citizens Community Bancorp, Inc.	43,900	607,137
Community West Bancshares	5,000	71,550
Consumer Portfolio Services, Inc.*+	146,004	1,496,541
Eagle Bancorp Montana, Inc.	2,700	53,757

18	Annual Report | June 30, 2022

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value

Common Stocks (continued)

Financials (continued)
Elevate Credit, Inc.*	562,100	$1,326,556
First Business Financial Services, Inc.	3,400	106,046
First United Corp.	3,117	58,475
First Western Financial, Inc.*	1,473	40,051
FlexShopper, Inc.*	9,700	8,727
Guild Holdings Co., Class A	300	3,057
Investcorp Credit Management BDC, Inc.	59,988	250,150
Kingstone Cos., Inc.	16,200	63,828
Logan Ridge Finance Corp.*+	20,483	321,583
Manning & Napier, Inc.	136,195	1,698,352
Medallion Financial Corp.	156,359	1,000,697
Meridian Corp.	12,270	371,781
Nexpoint Real Estate Finance, Inc.+	16,018	324,685
Northeast Bank+	10,285	375,711
Pzena Investment Management, Inc., Class A	13,300	87,647
Randolph Bancorp, Inc.	8,900	235,405
Security National Financial Corp., Class A*	174,366	1,475,138
Silvercrest Asset Management Group, Inc., Class A	16,744	274,769
Trean Insurance Group, Inc.*	43,600	271,628
Velocity Financial, Inc.*	7,500	82,425

		11,199,137

Health Care - 24.81%
Agenus, Inc.*	876,300	1,700,022
Alimera Sciences, Inc.*	18,300	100,101
American Shared Hospital Services*	209,067	464,129
Apollo Endosurgery, Inc.*	98,800	360,620
ARCA biopharma, Inc.*	46,948	116,900
Assertio Holdings, Inc.*	189,700	559,615
Astria Therapeutics, Inc.*	19,279	57,837
AVEO Pharmaceuticals, Inc.*+	53,000	347,680
BIMI International Medical, Inc.*	72,762	46,466
Biocept, Inc.*	109,436	102,870
Cabaletta Bio, Inc.*	92,222	97,755
CareCloud, Inc.*	211,251	723,535
Clearside Biomedical, Inc.*	104,000	152,880
Co.-Diagnostics, Inc.*+	268,000	1,503,480

Industry Company	Shares	Value

Health Care (continued)
Cumberland Pharmaceuticals, Inc.*+	233,068	$483,616
Diffusion Pharmaceuticals, Inc.*	16,565	108,998
Dyne Therapeutics, Inc.*	16,400	112,668
Electromed, Inc.*	79,338	764,818
Enzo Biochem, Inc.*	168,600	349,002
Eton Pharmaceuticals, Inc.*+	206,462	540,930
Exagen, Inc.*+	16,100	92,414
Eyenovia, Inc.*	47,900	93,405
FONAR Corp.*	47,300	718,487
Forte Biosciences, Inc.*	86,865	112,924
Galera Therapeutics, Inc.*	15,000	19,500
Harrow Health, Inc.*	222,200	1,617,616
Harvard Bioscience, Inc.*	149,983	539,939
IMARA, Inc.*	54,700	66,734
IRIDEX Corp.*	251,900	647,383
Kewaunee Scientific Corp.*	16,900	279,357
Kronos Bio, Inc.*	11,400	41,496
Lineage Cell Therapeutics, Inc.*+	379,700	599,926
Lipocine, Inc.*	425,664	340,957
Liquidia Corp.*+	69,800	304,328
MaxCyte, Inc.*	101,200	478,676
Milestone Scientific, Inc.*	243,700	223,107
Myomo, Inc.*	83,910	140,969
OraSure Technologies, Inc.*	190,200	515,442
Ovid therapeutics, Inc.*	340,300	731,645
Pieris Pharmaceuticals, Inc.*	213,100	398,497
Pro-Dex, Inc.*	1,700	27,404
ProPhase Labs, Inc.	13,200	167,376
Protara Therapeutics, Inc.*	24,800	72,664
Retractable Technologies, Inc.*	32,300	123,709
Revelation Biosciences, Inc.*	121,263	134,602
Sensus Healthcare, Inc.*	35,100	269,568
Singular Genomics Systems, Inc.*+	13,500	51,570
Societal CDMO, Inc.*	249,600	198,432
SunLink Health Systems, Inc.*	192,800	192,839
Sunshine Biopharma, Inc.*	568,400	613,872
XBiotech, Inc.	8,800	49,544
Xtant Medical Holdings, Inc.*	54,100	28,105
Zynex, Inc.	111,100	886,578

		19,472,987

bridgewayfunds.com	19

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value
Common Stocks (continued)

Industrials - 12.34%
Acme United Corp.+	29,085	$921,122
ARC Document Solutions, Inc.	607,353	1,597,339
Avalon Holdings Corp., Class A*	14,700	38,220
BGSF, Inc.	7,200	88,992
Bowman Consulting Group, Ltd.*	2,700	33,318
DLH Holdings Corp.*	6,700	102,108
Hudson Global, Inc.*	7,458	234,181
Hudson Technologies, Inc.*	203,000	1,524,530
LS Starrett Co. (The), Class A*	31,001	217,627
Mastech Digital, Inc.*	17,200	255,592
Mistras Group, Inc.*	15,000	89,100
Orion Group Holdings, Inc.*	33,626	76,667
Pangaea Logistics Solutions, Ltd.	96,500	490,220
Patriot Transportation Holding, Inc.	12,400	92,256
RCM Technologies, Inc.*	73,155	1,480,657
USA Truck, Inc.*	75,731	2,379,468
Virco Mfg. Corp.*	17,600	67,760

		9,689,157

Information Technology - 11.85%
AstroNova, Inc.*	28,300	339,034
Aviat Networks, Inc.*	5,300	132,712
Bel Fuse, Inc., Class B	19,291	300,168
Computer Task Group, Inc.*	94,610	809,862
Everspin Technologies, Inc.*	50,200	263,048
Information Services Group, Inc.	252,148	1,704,520
inTEST Corp.*	142,534	972,082
Paysign, Inc.*	124,100	188,632
PCTEL, Inc.	196,141	802,217
RF Industries, Ltd.*	29,696	184,115
Richardson Electronics, Ltd.	58,747	861,231
Schmitt Industries, Inc.*	61,502	239,858
SecureWorks Corp., Class A*	13,780	149,651
SigmaTron International, Inc.*+	74,800	528,088
Synchronoss Technologies, Inc.*	547,300	629,395
Taitron Components, Inc., Class A	68,200	248,930

Industry Company		Shares	Value

Information Technology (continued)
TESSCO Technologies, Inc.*		49,629	$293,307
TSR, Inc.*+		5,328	39,694
Universal Security Instruments, Inc.*+		100,600	364,172
Wireless Telecom Group, Inc.*		191,592	252,901

			9,303,617

Materials - 7.50%
Advanced Emissions Solutions, Inc.*		298,264	1,398,858
AgroFresh Solutions, Inc.*		154,592	276,720
Ampco-Pittsburgh Corp.*		58,032	224,584
Caledonia Mining Corp. PLC+		21,235	232,523
Core Molding Technologies, Inc.*		49,704	456,780
Flexible Solutions International, Inc.*		55,300	135,485
Friedman Industries, Inc.		90,521	736,841
Gold Resource Corp.		901,748	1,469,849
Gulf Resources, Inc.*		81,460	378,789
Olympic Steel, Inc.		1,339	34,479
Synalloy Corp.*		38,555	542,083

			5,886,991

Real Estate - 0.58%
American Realty Investors, Inc.*+		8,000	113,520
AMREP Corp.*		28,100	315,282
Maui Land & Pineapple Co., Inc.*		3,200	30,304

			459,106

TOTAL COMMON STOCKS - 99.78%			78,323,123

(Cost $77,945,874)

Rate^		Shares	Value

MONEY MARKET FUND - 0.13%

Fidelity Investments Money Market Government Portfolio Class I	1.21%	99,486	99,486

TOTAL MONEY MARKET FUND - 0.13%			99,486

(Cost $99,486)

20	Annual Report | June 30, 2022

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2022

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 9.61%
Dreyfus Institutional Preferred Government Plus Money Market Fund**	1.46%	7,540,408	$7,540,408

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 9.61%			7,540,408

(Cost $7,540,408)

TOTAL INVESTMENTS - 109.52% (Cost $85,585,768)			$85,963,017

Liabilities in Excess of Other Assets - (9.52%)			(7,475,505)

NET ASSETS - 100.00%			$78,487,512

*   Non-income producing security.

**  This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2022.

^  Rate disclosed as of June 30, 2022.

+   This security or a portion of the security is out on loan as of June 30, 2022. Total loaned securities had a value of $10,774,123 as of June 30, 2022. See Note 2 for disclosure of cash and non-cash collateral.

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 6/30/2022:
Valuation Inputs

Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$78,323,123	$–	$–	$78,323,123
Money Market Fund	99,486	–	–	99,486
Investments Purchased With Cash Proceeds From Securities Lending	7,540,408	–	–	7,540,408

TOTAL	$85,963,017	$–	$–	$85,963,017

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

bridgewayfunds.com	21

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (Unaudited)

June 30, 2022

Dear Fellow Ultra-Small Company Market Fund Shareholder,

For the quarter ended June 30, 2022, our Fund returned -17.33%, outperforming our primary market benchmark, the Russell Microcap Index (-18.96%). The Fund underperformed the Russell 2000 Index (-17.20%) and the CRSP Cap-Based Portfolio 10 Index (-16.71%).

For the fiscal year, our Fund returned -30.38%, outperforming the Russell Microcap Index (-30.73%) and the CRSP Cap-Based Portfolio 10 Index (-31.94%). The Fund underperformed the Russell 2000 Index (-25.20%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results.

Standardized Returns as of June 30, 2022

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Ultra-Small Company Market Fund	-17.33%	-30.38%	4.85%	9.24%	5.38%	9.51%
Russell Microcap Index	-18.96%	-30.73%	4.55%	9.04%	5.16%	N/A
CRSP Cap-Based Portfolio 10 Index	-16.71%	-31.94%	7.29%	9.96%	6.81%	10.12%
Russell 2000 Index	-17.20%	-25.20%	5.17%	9.35%	6.33%	7.24%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Effective October 31, 2021, the Fund changed its broad-based securities market benchmark from the CRSP Cap-Based Portfolio 10 Index to the Russell Microcap Index. Bridgeway Capital Management, the investment adviser for the Fund, believes the Russell Microcap Index is the most appropriate publicly accessible comparison for evaluating the Fund’s performance. The Russell Microcap Index measures the performance of the microcap segment of the US equity market. Microcap stocks make up less than 3% of the US equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap. The Russell Microcap Index is constructed to provide a comprehensive and unbiased barometer for the microcap segment trading on national exchanges. The Index is completely reconstituted annually to ensure new and growing equities are reflected and companies continue to reflect appropriate capitalization and value characteristics. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 769 of the smallest publicly traded US stocks with dividends reinvested, as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

22	Annual Report | June 30, 2022

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception July 31, 1997 to June 30, 2022

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Fund’s investment universe focuses on the smallest stocks within the US stock market (CRSP 10 universe).

The Fund’s sidestepping strategies, which eliminate exposure to stocks with high probability of a steep price decline, major financial distress or bankruptcy, improved returns relative to the Fund’s investment universe. The Fund’s tilt toward deeper value stocks in the ultra small stock universe also improved relative performance.

From a sector perspective, the Fund’s stock selection effect was positive, with holdings in the Consumer Discretionary, Industrials, and Materials sectors adding the most to relative performance.

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

			Annualized
CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	96.5 Years
1 (ultra-large)	-17.07%	-13.00%	11.97%	13.18%	9.49%
2	-17.31%	-15.64%	9.32%	12.60%	10.51%
3	-17.68%	-22.24%	7.61%	11.22%	10.85%
4	-16.53%	-23.65%	6.14%	10.11%	10.64%
5	-16.85%	-22.55%	5.98%	9.66%	11.12%
6	-17.96%	-30.09%	6.05%	9.72%	11.09%
7	-19.92%	-29.58%	7.87%	11.46%	11.45%
8	-20.11%	-34.65%	1.84%	7.50%	10.97%
9	-18.77%	-30.87%	7.56%	11.00%	11.32%
10 (ultra-small)	-16.71%	-31.94%	7.29%	9.96%	12.97%

1

Performance figures are as of the period ended June 30, 2022. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded US stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

bridgewayfunds.com	23

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Fiscal Year Performance

The Fund’s investment universe focuses on the smallest stocks within the US stock market (CRSP 10 universe).

The Fund’s sidestepping strategies, which eliminate exposure to stocks with high probability of a steep price decline, major financial distress or bankruptcy, improved returns relative to the fund’s investment universe. In addition, the Fund’s tilt toward deeper value stocks in the ultra-small stock universe helped relative performance.

From a sector perspective, the Fund’s stock selection effect was negative. Holdings in the Health Care sector were the largest detractor from relative performance. However, strong contributions from the Consumer Discretionary, Financials, and Energy sectors reduced this negative impact.

Top Ten Holdings as of June 30, 2022

Rank	Description	Industry	% of Net Assets
1	VAALCO Energy, Inc.	Energy	0.7%
2	CTO Realty Growth, Inc.	Real Estate	0.7%
3	RCM Technologies, Inc.	Industrials	0.6%
4	Gran Tierra Energy, Inc.	Energy	0.6%
5	Amplify Energy Corp.	Energy	0.6%
6	CompX International, Inc.	Industrials	0.5%
7	Manning & Napier, Inc.	Financials	0.5%
8	Consumer Portfolio Services, Inc.	Financials	0.5%
9	Optinose, Inc.	Health Care	0.5%
10	USA Truck, Inc.	Industrials	0.5%

	Total		5.7%

Industry Sector Representation as of June 30, 2022

	% of Net Assets	% of Russell Microcap Index	Difference
Communication Services	3.6%	2.8%	0.8%
Consumer Discretionary	10.5%	10.2%	0.3%
Consumer Staples	4.0%	2.7%	1.3%
Energy	8.7%	4.8%	3.9%
Financials	22.6%	21.6%	1.0%
Health Care	23.7%	26.8%	-3.1%
Industrials	11.9%	10.9%	1.0%
Information Technology	8.8%	11.7%	-2.9%
Materials	2.8%	3.5%	-0.7%
Real Estate	2.0%	4.2%	-2.2%
Utilities	0.9%	0.8%	0.1%
Cash & Other Assets	0.5%	0.0%	0.5%

Total	100.0%	100.0%

Important Disclosure

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2022, unless otherwise stated. Security

24	Annual Report | June 30, 2022

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (Unaudited) (continued)

positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above-market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources, and greater trading difficulty.

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgewayfunds.com	25

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value

COMMON STOCKS - 99.52%

Communication Services - 3.55%
Arena Group Holdings, Inc. (The)*+	51,200	$460,800
Ballantyne Strong, Inc.*	100,000	241,000
Beasley Broadcast Group, Inc., Class A*	49,625	63,520
Chicken Soup For The Soul Entertainment, Inc.*+	30,000	222,300
Cinedigm Corp., Class A*	400,000	196,800
Cumulus Media, Inc., Class A*+	88,000	680,240
DHI Group, Inc.*	25,000	124,250
Emerald Holding, Inc.*	165,000	671,550
Fluent, Inc.*	221,100	263,109
Gaia, Inc.*	48,400	205,700
Hemisphere Media Group, Inc.*+	20,000	152,600
IDW Media Holdings, Inc., Class B*	35,500	47,570
Lee Enterprises, Inc.*	22,000	417,780
Liberty TripAdvisor Holdings, Inc., Class A*	50,000	37,830
Marchex, Inc., Class B*	99,500	131,340
Moving Image Technologies, Inc.*	20,300	26,390
National CineMedia, Inc.+	200,000	183,240
NII Holdings, Inc., Escrow*Δ#	287,700	71,925
Redbox Entertainment, Inc.*+	35,000	259,000
Saga Communications, Inc., Class A	22,216	552,068
Salem Media Group, Inc.*	104,000	220,480
Spok Holdings, Inc.	80,416	506,621
Takung Art Co., Ltd.*+	76,000	126,160
Townsquare Media, Inc., Class A*	52,700	431,613
Travelzoo*	50,443	305,684
Zedge, Inc., Class B*	40,380	116,294

		6,715,864

Consumer Discretionary - 10.50%
1847 Goedeker, Inc.*+	300,000	366,000
AMCON Distributing Co.	2,600	423,800
American Outdoor Brands, Inc.*	18,507	176,002
Ark Restaurants Corp.	14,500	261,000
Aspen Group, Inc.*	67,100	65,758
Bassett Furniture Industries, Inc.	25,644	464,669
BBQ Holdings, Inc.*	32,313	336,701

Industry Company	Shares	Value

Consumer Discretionary (continued)
Build-A-Bear Workshop, Inc.	37,400	$614,108
BurgerFi International, Inc.*	38,588	124,639
Canterbury Park Holding Corp.	11,689	302,394
Carrols Restaurant Group, Inc.+	299,700	605,394
Cato Corp. (The), Class A	37,373	433,901
Culp, Inc.	104,000	447,200
Delta Apparel, Inc.*	25,988	737,280
Dixie Group, Inc. (The)*	95,000	121,600
Drive Shack, Inc.*	300,000	411,000
Educational Development Corp.	31,400	132,508
Emerson Radio Corp.*	102,100	67,794
Envela Corp.*+	112,400	801,412
Escalade, Inc.+	34,508	448,259
Ever-Glory International Group, Inc.*	55,000	75,350
Express, Inc.*	235,000	460,600
Fiesta Restaurant Group, Inc.*	21,706	154,981
Flanigan’s Enterprises, Inc.+	7,000	210,000
Flexsteel Industries, Inc.+	33,200	597,600
Hamilton Beach Brands Holding Co., Class A+	32,400	402,084
Hooker Furnishings Corp.	15,560	241,958
Horizon Global Corp.*	124,200	202,446
iMedia Brands, Inc.*	130,317	157,684
J. Jill, Inc.*	39,200	716,968
JAKKS Pacific, Inc.*	53,590	678,449
Kandi Technologies Group, Inc.*+	200,000	480,000
Kirkland’s, Inc.*+	40,000	140,800
Lakeland Industries, Inc.*	25,157	386,412
Lincoln Educational Services Corp.*	107,805	680,250
Lottery.com, Inc.*	199,000	222,880
Nathan’s Famous, Inc.+	9,700	568,129
Nautilus, Inc.*	50,000	87,500
PARTS iD, Inc.*+	195,900	303,645
PlayAGS, Inc.*	128,300	662,028
Potbelly Corp.*	89,600	506,240
Red Robin Gourmet Burgers, Inc.*	22,600	181,478
StoneMor, Inc.*	110,562	378,122
Strattec Security Corp.*	15,700	520,455
Superior Industries International, Inc.*	102,500	404,875
Sypris Solutions, Inc.*+	109,404	253,817
Tilly’s, Inc., Class A	50,000	351,000

26	Annual Report | June 30, 2022

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS   (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value

Common Stocks (continued)

Consumer Discretionary (continued)

Unique Fabricating, Inc.*	92,500	$125,800
Universal Technical Institute, Inc.*	110,200	785,726
Vince Holding Corp.*+	51,263	402,415
VOXX International Corp.*	36,100	336,091
Weyco Group, Inc.+	24,500	599,025
Xcel Brands, Inc.*	75,000	88,500
Zovio, Inc.*	184,200	178,692

		19,883,419

Consumer Staples - 4.02%
Alico, Inc.	24,550	874,717
Better Choice Co., Inc.*+	191,700	421,740
Blue Apron Holdings, Inc., Class A*+	119,500	434,980
Bridgford Foods Corp.*+	21,900	288,642
Farmer Bros Co.*	52,300	245,287
Fresh Vine Wine, Inc.*+	25,000	46,500
Laird Superfood, Inc.*	33,500	63,985
Landec Corp.*	80,000	797,600
LifeMD, Inc.*	103,206	210,540
Lifeway Foods, Inc.*	72,401	359,833
Limoneira Co.+	50,000	704,500
Mannatech, Inc.	8,300	138,195
Natural Alternatives International, Inc.*	31,610	330,009
Natural Grocers by Vitamin Cottage, Inc.	34,000	542,300
Oil-Dri Corp. of America	18,600	570,090
Planet Green Holdings Corp.*	83,000	65,578
Rocky Mountain Chocolate Factory, Inc.	36,500	251,485
Splash Beverage Group, Inc.*+	147,300	440,427
United-Guardian, Inc.	13,466	201,855
Village Super Market, Inc., Class A	23,000	524,630
Zevia PBC, Class A*+	35,000	98,350

		7,611,243

Energy - 8.74%
Adams Resources & Energy, Inc.	22,000	708,180
Amplify Energy Corp.*	166,800	1,090,872
Barnwell Industries, Inc.*	60,000	141,000
Battalion Oil Corp.*	56,500	481,945
Camber Energy, Inc.*+	100,000	39,730
Centrus Energy Corp., Class A*+	15,000	371,250
Enservco Corp.*	56,093	109,942

Industry Company	Shares	Value

Energy (continued)
Evolution Petroleum Corp.	110,800	$604,968
Exterran Corp.*	193,200	830,760
Forum Energy Technologies, Inc.*	32,000	627,840
Geospace Technologies Corp.*	80,500	381,570
Gran Tierra Energy, Inc.*	950,000	1,092,500
Gulf Island Fabrication, Inc.*	81,248	272,181
Houston American Energy Corp.*+	68,000	312,120
Independence Contract Drilling, Inc.*	55,000	172,150
KLX Energy Services Holdings, Inc.*+	51,702	223,869
Mammoth Energy Services, Inc.*	200,000	440,000
Mexco Energy Corp.*+	8,000	137,520
MIND Technology, Inc.*	119,515	105,173
NACCO Industries, Inc., Class A	20,570	779,603
Natural Gas Services Group, Inc.*	64,076	704,836
NCS Multistage Holdings, Inc.*	10,350	316,710
New Concept Energy, Inc.*+	8,400	12,936
Newpark Resources, Inc.*	128,700	397,683
Nine Energy Service, Inc.*	342,700	908,155
Oil States International, Inc.*	71,800	389,156
Overseas Shipholding Group, Inc., Class A*	263,096	539,347
PEDEVCO Corp.*	220,946	254,088
PHX Minerals, Inc.	143,000	434,720
Ranger Energy Services, Inc.*+	24,700	250,458
Ring Energy, Inc.*+	103,650	275,709
SandRidge Energy, Inc.*	45,000	705,150
SEACOR Marine Holdings, Inc.*	120,805	695,837
Smart Sand, Inc.*	140,900	281,800
Superior Drilling Products, Inc.*	166,100	164,439
VAALCO Energy, Inc.+	187,200	1,299,168

		16,553,365

Financials - 22.56%
Acacia Research Corp.*+	115,600	582,624
AmeriServ Financial, Inc.	59,171	233,134
Ashford, Inc.*	5,000	69,842

bridgewayfunds.com	27

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS   (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value

Common Stocks (continued)

Financials (continued)
Associated Capital Group, Inc., Class A	10,000	$358,300
Atlantic American Corp.	116,256	310,404
Auburn National BanCorp, Inc.	7,500	202,800
Bank of Princeton (The)	20,266	556,504
Bank7 Corp.	27,910	637,464
BankFinancial Corp.	65,600	615,984
Bankwell Financial Group, Inc.+	25,000	776,250
BayCom Corp.	28,500	589,380
BCB Bancorp, Inc.	46,900	798,707
C&F Financial Corp.	11,990	551,180
California BanCorp*	24,700	469,547
Capital Bancorp, Inc.	7,200	156,240
CB Financial Services, Inc.	18,700	427,482
Chemung Financial Corp.	16,298	766,006
Citizens Community Bancorp, Inc.	38,600	533,838
Citizens Holding Co.+	25,070	458,781
Citizens, Inc.*+	90,000	377,100
Codorus Valley Bancorp, Inc.	30,137	678,384
Cohen & Co., Inc.	5,000	53,799
Colony Bankcorp, Inc.+	43,868	661,968
Community West Bancshares	21,657	309,912
Conifer Holdings, Inc.*	43,000	71,810
Consumer Portfolio Services, Inc.*	94,900	972,725
Eagle Bancorp Montana, Inc.	19,521	388,663
Elevate Credit, Inc.*	93,100	219,716
ESSA Bancorp, Inc.	32,143	540,002
Evans Bancorp, Inc.	17,000	577,830
FedNat Holding Co.*	50,000	15,500
FG Financial Group, Inc.*+	63,000	92,610
Finwise Bancorp*	33,292	310,614
First Business Financial Services, Inc.	30,000	935,700
First Financial Northwest, Inc.	34,770	540,326
First Guaranty Bancshares, Inc.+	29,856	725,799
First Northwest Bancorp	34,600	539,760
First United Corp.	30,592	573,906
First Western Financial, Inc.*	22,051	599,567
GAMCO Investors, Inc., Class A	38,400	802,560
Greenhill & Co., Inc.	36,800	339,296

Industry Company	Shares	Value

Financials (continued)
Hallmark Financial Services, Inc.*	105,100	$254,342
Hawthorn Bancshares, Inc.	29,951	763,450
Heritage Insurance Holdings, Inc.	166,000	438,240
HMN Financial, Inc.	23,000	530,840
Impac Mortgage Holdings, Inc.*	65,600	38,048
Investar Holding Corp.	28,000	613,200
Katapult Holdings, Inc.*+	250,400	267,928
Kentucky First Federal Bancorp	16,000	127,520
Lake Shore Bancorp, Inc.	27,150	380,100
Landmark Bancorp, Inc.	22,815	578,132
Magyar Bancorp, Inc.	12,579	149,061
Malvern Bancorp, Inc.*	34,800	559,236
Manning & Napier, Inc.	78,200	975,154
Marygold Cos., Inc. (The)*	46,000	64,400
Medallion Financial Corp.	86,744	555,162
Meridian Corp.	17,100	518,130
National Security Group, Inc. (The)	2,700	44,172
Northeast Bank	11,000	401,830
Northrim BanCorp, Inc.	17,295	696,297
Norwood Financial Corp.	25,512	618,921
Ocwen Financial Corp.*	11,100	304,140
Ohio Valley Banc Corp.	20,500	618,690
OP Bancorp	45,800	480,442
Patriot National Bancorp, Inc.*	8,500	103,445
PCB Bancorp	17,500	326,900
Penns Woods Bancorp, Inc.	31,066	717,314
Peoples Bancorp of North Carolina, Inc.	20,830	565,743
Ponce Financial Group, Inc.*+	50,699	468,459
Professional Holding Corp., Class A*	31,500	631,575
Provident Financial Holdings, Inc.	27,817	412,526
Prudential Bancorp, Inc.	38,100	576,453
Pzena Investment Management, Inc., Class A	55,600	366,404
Randolph Bancorp, Inc.	22,000	581,900
Republic First Bancorp, Inc.*	119,100	453,771
Riverview Bancorp, Inc.	127,106	836,357
Safeguard Scientifics, Inc.*	80,000	298,400
Security National Financial Corp., Class A*	94,800	802,011

28	Annual Report | June 30, 2022

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS   (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value

Common Stocks (continued)

Financials (continued)
Shore Bancshares, Inc.	5,200	$96,200
Silvercrest Asset Management Group, Inc., Class A	24,602	403,719
Southern States Bancshares, Inc.	20,000	449,800
Summit State Bank	17,820	271,220
Territorial Bancorp, Inc.	30,307	631,901
Timberland Bancorp, Inc.	31,500	787,500
Unico American Corp.*+	54,500	117,720
Union Bankshares, Inc.	14,951	390,969
United Bancshares, Inc.	7,700	219,142
United Security Bancshares	15,000	114,300
Unity Bancorp, Inc.	31,812	842,382
USCB Financial Holdings, Inc.*+	25,000	288,500
Velocity Financial, Inc.*	26,900	295,631
Western New England Bancorp, Inc.	79,744	594,890
Westwood Holdings Group, Inc.	30,000	414,000
WVS Financial Corp.	16,800	249,984

		42,708,565

Health Care - 23.68%
89bio, Inc.*+	59,800	192,556
AcelRx Pharmaceuticals, Inc.*	297,400	72,655
Acorda Therapeutics, Inc.*	101,706	47,375
Actinium Pharmaceuticals, Inc.*	86,966	418,306
Acumen Pharmaceuticals, Inc.*	75,400	354,380
ADMA Biologics, Inc.*+	250,000	495,000
Adverum Biotechnologies, Inc.*	242,000	290,400
Aeglea BioTherapeutics, Inc.*	48,643	24,570
AgeX Therapeutics, Inc.*	165,000	95,073
AIM ImmunoTech, Inc.*	140,000	109,200
Akouos, Inc.*	23,241	109,000
Aligos Therapeutics, Inc.*	57,000	68,970
Allarity Therapeutics, Inc.*+	20,000	26,400
Alpine Immune Sciences, Inc.*+	92,811	789,822
American Shared Hospital Services*	33,700	74,814
Ampio Pharmaceuticals, Inc.*	578,000	97,104
Angion Biomedica Corp.*	75,000	85,500
Annovis Bio, Inc.*	22,500	255,150

Industry Company	Shares	Value

Health Care (continued)
Apollo Endosurgery, Inc.*	128,200	$467,930
Applied Genetic Technologies Corp.*	151,075	116,328
Applied Therapeutics, Inc.*	50,000	47,410
Aprea Therapeutics, Inc.*	45,000	33,313
Aptinyx, Inc.*	152,341	84,991
Aquestive Therapeutics, Inc.*	198,856	127,228
Aravive, Inc.*	20,725	20,474
Armata Pharmaceuticals, Inc.*+	104,682	407,213
Assembly Biosciences, Inc.*	165,000	346,500
Astria Therapeutics, Inc.*	95,000	285,000
Atreca, Inc., Class A*+	100,000	179,000
Avrobio, Inc.*	125,000	115,000
Axcella Health, Inc.*	245,009	497,368
Ayala Pharmaceuticals, Inc.*+	78,000	85,020
Aziyo Biologics, Inc., Class A*+	24,900	176,043
Biodesix, Inc.*+	41,800	68,552
BiomX, Inc.*	58,700	42,851
Biora Therapeutics, Inc.*	432,000	302,400
Black Diamond Therapeutics, Inc.*+	58,000	142,680
Bolt Biotherapeutics, Inc.*+	65,500	133,620
Cabaletta Bio, Inc.*+	157,730	167,194
Calithera Biosciences, Inc.*	6,158	15,149
Calyxt, Inc.*	40,629	9,812
Candel Therapeutics, Inc.*	125,000	405,000
CareCloud, Inc.*	87,363	299,218
cbdMD, Inc.*	281,900	124,092
China Pharma Holdings, Inc.*	195,000	41,847
Cidara Therapeutics, Inc.*	240,000	117,264
Clarus Therapeutics Holdings, Inc.*	45,000	17,194
Clearside Biomedical, Inc.*	212,600	312,522
Cogent Biosciences, Inc.*	4,690	42,304
Cognition Therapeutics, Inc.*	66,200	141,006
Concert Pharmaceuticals, Inc.*	138,100	581,401
CorMedix, Inc.*+	149,400	600,588
Corvus Pharmaceuticals, Inc.*	155,700	154,159
Cumberland Pharmaceuticals, Inc.*	49,887	103,516
CVRx, Inc.*+	28,595	171,856

bridgewayfunds.com	29

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS   (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value

Common Stocks (continued)

Health Care (continued)
Cyclerion Therapeutics, Inc.*	107,000	$58,722
CynergisTek, Inc.*	125,000	150,000
Cyteir Therapeutics, Inc.*	69,584	208,056
Daxor Corp.*+	9,400	123,892
Decibel Therapeutics, Inc.*	107,282	451,657
Eargo, Inc.*+	30,000	22,557
Eiger BioPharmaceuticals, Inc.*	30,000	189,000
ElectroCore, Inc.*	70,000	35,693
Electromed, Inc.*	27,000	260,280
Elevation Oncology, Inc.*+	150,000	210,000
Eliem Therapeutics, Inc.*+	18,523	55,939
Eloxx Pharmaceuticals, Inc.*	249,400	66,640
Entasis Therapeutics Holdings, Inc.*	132,600	291,720
Enzo Biochem, Inc.*	201,500	417,105
Epizyme, Inc.*	252,500	371,175
Equillium, Inc.*	104,200	212,568
Esperion Therapeutics, Inc.*+	107,000	680,520
Eton Pharmaceuticals, Inc.*+	60,000	157,200
Exagen, Inc.*+	29,400	168,756
EyePoint Pharmaceuticals, Inc.*+	25,000	196,750
Finch Therapeutics Group, Inc.*	46,374	131,702
Frequency Therapeutics, Inc.*	82,400	123,600
Gain Therapeutics, Inc.*+	40,000	144,000
Galecto, Inc.*	165,000	285,450
Galera Therapeutics, Inc.*	168,200	218,660
Gelesis Holdings, Inc.*+	26,000	40,300
Gemini Therapeutics, Inc.*	47,500	80,275
GlycoMimetics, Inc.*+	150,000	89,685
Graybug Vision, Inc.*	114,000	124,260
Great Elm Group, Inc.*	104,597	224,884
Gritstone bio, Inc.*	23,100	55,902
Harpoon Therapeutics, Inc.*	50,000	95,500
Harrow Health, Inc.*	93,400	679,952
Harvard Bioscience, Inc.*	126,617	455,821
HCW Biologics, Inc.*+	72,600	159,720
Homology Medicines, Inc.*	90,000	177,300
Hookipa Pharma, Inc.*+	77,300	125,999
Hyperfine, Inc.*+	150,000	334,500
Ikena Oncology, Inc.*+	13,000	57,590
IMARA, Inc.*	66,800	81,496
Immuneering Corp., Class A*+	34,949	189,074

Industry Company	Shares	Value

Health Care (continued)
Immunic, Inc.*+	35,000	$121,450
Impel Pharmaceuticals, Inc.*+	75,000	699,000
IN8bio, Inc.*	54,700	132,921
Infinity Pharmaceuticals, Inc.*	240,000	151,752
InfuSystem Holdings, Inc.*	5,800	55,854
Inozyme Pharma, Inc.*+	84,000	400,680
InspireMD, Inc.*	36,667	73,334
Invacare Corp.*+	193,346	247,483
IO Biotech, Inc.*+	75,000	350,250
IRIDEX Corp.*	90,400	232,328
IsoPlexis Corp.*	17,464	37,722
IsoRay, Inc.*	184,000	56,856
KemPharm, Inc.*+	68,943	307,486
Kewaunee Scientific Corp.*	13,200	218,196
Kezar Life Sciences, Inc.*	27,200	224,944
Landos Biopharma, Inc.*	149,000	108,457
Lannett Co., Inc.*+	165,900	96,255
Larimar Therapeutics, Inc.*+	118,799	232,846
Leap Therapeutics, Inc.*+	288,301	331,546
LogicBio Therapeutics, Inc.*	69,900	25,290
Longboard Pharmaceuticals, Inc.*	70,000	216,300
Lucid Diagnostics, Inc.*+	185,000	418,100
Lucira Health, Inc.*+	73,500	136,710
Lumos Pharma, Inc.*	46,744	359,929
Lyra Therapeutics, Inc.*	55,000	310,750
Magenta Therapeutics, Inc.*	144,500	173,400
Marker Therapeutics, Inc.*	242,416	79,997
Matinas BioPharma Holdings, Inc.*	726,891	574,244
MediciNova, Inc.*+	190,247	481,325
Merrimack Pharmaceuticals, Inc.*	57,500	342,125
Milestone Scientific, Inc.*	274,500	251,305
Minerva Neurosciences, Inc.*+	15,436	51,093
Minerva Surgical, Inc.*+	202,200	475,170
MiNK Therapeutics, Inc.*+	35,500	50,055
Molecular Templates, Inc.*	110,000	100,276
Mustang Bio, Inc.*	256,900	150,286
Myomo, Inc.*	56,600	95,088
NanoViricides, Inc.*+	94,039	176,793
NantHealth, Inc.*	284,100	118,640
Navidea Biopharmaceuticals, Inc.*	102,440	73,757
Neuronetics, Inc.*+	50,305	161,479
NeuroPace, Inc.*+	26,148	129,433

30	Annual Report | June 30, 2022

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS   (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value

Common Stocks (continued)

Health Care (continued)
NexImmune, Inc.*	50,000	$80,500
NextCure, Inc.*	120,000	564,000
NightHawk Biosciences, Inc.*	100,000	255,000
NovaBay Pharmaceuticals, Inc.*	155,000	38,750
NRX Pharmaceuticals, Inc.*	153,700	92,220
Odonate Therapeutics, Inc.*	235,000	376,000
Oncocyte Corp.*	200,000	179,940
Oncorus, Inc.*	83,300	104,958
Ontrak, Inc.*+	47,800	50,668
Optinose, Inc.*+	265,000	969,900
Oragenics, Inc.*	140,000	48,524
Otonomy, Inc.*	318,000	661,440
Ovid therapeutics, Inc.*+	200,000	430,000
Oyster Point Pharma, Inc.*	40,000	173,200
Palatin Technologies, Inc.*	650,000	182,390
Paratek Pharmaceuticals, Inc.*+	115,000	221,950
PhaseBio Pharmaceuticals, Inc.*+	120,000	71,988
Pluristem Therapeutics, Inc.*	112,600	138,498
Prelude Therapeutics, Inc.*	46,949	245,074
Protalix BioTherapeutics, Inc.*+	155,000	168,950
Protara Therapeutics, Inc.*	39,200	114,856
Puma Biotechnology, Inc.*	120,900	344,565
Pyxis Oncology, Inc.*+	70,295	167,302
Rapid Micro Biosystems, Inc., Class A*+	28,500	122,550
Regional Health Properties, Inc.*	10,000	23,399
Reneo Pharmaceuticals, Inc.*	70,000	185,500
Renovacor, Inc.*	49,900	101,187
Retractable Technologies, Inc.*	36,700	140,561
SAB Biotherapeutics, Inc.*	84,000	121,800
Satsuma Pharmaceuticals, Inc.*	122,000	505,080
Savara, Inc.*	366,393	556,917
Scopus Biopharma, Inc.*	32,966	14,175
scPharmaceuticals, Inc.*	129,500	624,190
SCYNEXIS, Inc.*	149,000	277,140
Sensei Biotherapeutics, Inc.*+	37,900	86,033
Sera Prognostics, Inc., Class A*	4,205	6,896
Sesen Bio, Inc.*	250,000	202,600
Shattuck Labs, Inc.*	38,400	155,904

Industry Company	Shares	Value

Health Care (continued)
Sientra, Inc.*+	102,000	$85,445
Sigilon Therapeutics, Inc.*	150,000	124,500
Silverback Therapeutics, Inc.*	59,500	252,280
Sio Gene Therapies, Inc.*	139,800	50,356
Solid Biosciences, Inc.*	280,500	172,676
Sonendo, Inc.*+	156,500	269,180
Sonida Senior Living, Inc.*	10,615	222,915
Spruce Biosciences, Inc.*+	60,000	104,400
SQZ Biotechnologies Co.*	37,400	118,932
Star Equity Holdings, Inc.*+	110,390	102,663
Summit Therapeutics, Inc.*+	76,500	76,500
SunLink Health Systems, Inc.*	40,000	40,008
Surface Oncology, Inc.*	100,000	164,000
Surgalign Holdings, Inc.*	25,000	85,250
Synlogic, Inc.*	216,900	249,435
Syros Pharmaceuticals, Inc.*	86,700	83,466
T2 Biosystems, Inc.*	250,000	40,375
Talkspace, Inc.*	250,000	425,000
Taysha Gene Therapies, Inc.*	65,209	242,577
TCR2 Therapeutics, Inc.*	98,400	285,360
Tela Bio, Inc.*+	75,000	533,250
Terns Pharmaceuticals, Inc.*	42,000	104,160
TFF Pharmaceuticals, Inc.*	77,000	435,050
Tonix Pharmaceuticals Holding Corp.*+	30,000	47,400
Trevi Therapeutics, Inc.*+	90,000	252,900
Tricida, Inc.*+	78,329	758,225
TScan Therapeutics, Inc.*+	115,000	361,675
UNITY Biotechnology, Inc.*	191,450	107,882
Venus Concept, Inc.*	208,644	96,769
Verrica Pharmaceuticals, Inc.*+	24,550	47,136
Vigil Neuroscience, Inc.*	5,064	13,065
Viracta Therapeutics, Inc.*	70,000	271,600
VolitionRX, Ltd.*+	235,000	481,750
Vor BioPharma, Inc.*	64,200	319,074
Voyager Therapeutics, Inc.*	80,481	475,643
Werewolf Therapeutics, Inc.*+	36,211	148,103
Xeris Biopharma Holdings, Inc.*	133,351	205,361
Xilio Therapeutics, Inc.*+	9,081	26,517
Xtant Medical Holdings, Inc.*	278,400	144,629

bridgewayfunds.com	31

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value

Common Stocks (continued)

Health Care (continued)
Zynerba Pharmaceuticals, Inc.*	152,200	$173,508

		44,827,743

Industrials - 11.94%
Acme United Corp.	14,035	444,489
AgEagle Aerial Systems, Inc.*+	200,000	129,220
Air Industries Group*	90,000	63,000
Air T, Inc.*	17,250	283,935
Alpha Pro Tech, Ltd.*	52,900	235,934
ARC Document Solutions, Inc.	167,400	440,262
Avalon Holdings Corp., Class A*	3,900	10,140
BGSF, Inc.	43,800	541,368
BlackSky Technology, Inc.*+	225,000	519,750
Bowman Consulting Group, Ltd.*	30,000	370,200
CECO Environmental Corp.*	83,300	498,134
Charah Solutions, Inc.*	115,000	430,100
Chicago Rivet & Machine Co.	8,000	227,920
Commercial Vehicle Group, Inc.*	26,400	154,176
CompX International, Inc.	44,200	1,024,998
CPI Aerostructures, Inc.*	73,500	124,215
Eastern Co. (The)	21,200	431,208
Espey Mfg. & Electronics Corp.*+	16,108	229,378
Fast Radius, Inc.*	215,000	135,364
FreightCar America, Inc.*	82,000	298,480
GEE Group, Inc.*	77,600	40,507
Gencor Industries, Inc.*	44,700	454,152
Graham Corp.	43,000	297,560
Hill International, Inc.*	131,958	221,690
Hudson Global, Inc.*	10,942	343,579
Hurco Cos., Inc.	23,000	569,020
India Globalization Capital, Inc.*	139,000	73,670
INNOVATE Corp.*+	191,392	331,108
Innovative Solutions & Support, Inc.*	80,400	578,880
Knightscope, Inc., Class A*+	75,000	225,000
KULR Technology Group, Inc.*	255,000	395,250
L B Foster Co., Class A*	41,700	536,679
LS Starrett Co. (The), Class A*	36,400	255,528

Industry Company	Shares	Value

Industrials (continued)
LSI Industries, Inc.	113,000	$697,210
Mastech Digital, Inc.*	40,400	600,344
Matrix Service Co.*	59,700	302,082
Mayville Engineering Co., Inc.*	15,258	118,097
Mega Matrix Corp.	108,000	146,880
Mesa Air Group, Inc.*	120,600	264,114
Mistras Group, Inc.*	91,200	541,728
Momentus, Inc.*+	268,500	579,960
NN, Inc.*	132,000	333,960
Orion Group Holdings, Inc.*	132,100	301,188
P&F Industries, Inc., Class A*	10,500	59,640
Park Aerospace Corp.	60,000	765,600
Patriot Transportation Holding, Inc.	7,471	55,584
Performant Financial Corp.*	278,300	731,929
Perma-Pipe International Holdings, Inc.*	71,600	644,400
Pineapple Energy, Inc.+	14,504	33,939
Quad/Graphics, Inc.*+	141,169	388,215
RCM Technologies, Inc.*	57,942	1,172,746
Servotronics, Inc.*	16,653	187,346
Shapeways Holdings, Inc.*+	153,289	179,348
SIFCO Industries, Inc.*	26,024	80,674
Team, Inc.*	153,800	114,320
Twin Disc, Inc.*	58,100	526,386
Ultralife Corp.*	72,400	329,420
US Xpress Enterprises, Inc., Class A*+	75,000	201,000
USA Truck, Inc.*	30,800	967,736
Virco Mfg. Corp.*	25,800	99,330
Westwater Resources, Inc.*	123,700	133,596
Williams Industrial Services Group, Inc.*	88,300	122,737
Willis Lease Finance Corp.*+	23,100	865,788
Yellow Corp.*	45,655	133,769

		22,593,960

Information Technology - 8.84%
ADDvantage Technologies Group, Inc.*	75,000	93,750
Airspan Networks Holdings, Inc.*+	174,600	522,054
ALJ Regional Holdings, Inc.*	202,000	389,860
Amtech Systems, Inc.*	84,000	613,200

32	Annual Report | June 30, 2022

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value

Common Stocks (continued)

Information Technology (continued)
Applied Optoelectronics, Inc.*+	121,500	$188,325
AstroNova, Inc.*	37,700	451,646
Aware, Inc.*	74,579	177,498
Backblaze, Inc., Class A*	27,500	143,825
Bel Fuse, Inc., Class B	40,400	628,624
BK Technologies Corp.	85,717	227,150
Blonder Tongue Laboratories, Inc.*	90,000	14,400
BM Technologies, Inc.*+	81,636	480,836
CalAmp Corp.*+	50,000	208,500
Computer Task Group, Inc.*	62,100	531,576
CoreCard Corp.*+	4,037	98,543
CSP, Inc.*	45,000	409,500
Daktronics, Inc.*	122,855	369,794
eMagin Corp.*	251,000	163,150
EMCORE Corp.*	63,873	196,090
Everspin Technologies, Inc.*	68,000	356,320
Frequency Electronics, Inc.*	45,000	328,500
Greenidge Generation Holdings, Inc.*+	60,000	152,400
GSI Technology, Inc.*	101,417	349,889
Immersion Corp.*+	98,000	523,320
Information Services Group, Inc.	18,900	127,764
Innodata, Inc.*	133,955	648,342
Intellicheck, Inc.*	160,300	323,806
inTEST Corp.*	27,401	186,875
Intevac, Inc.*	87,400	423,016
Inuvo, Inc.*	306,000	151,470
Issuer Direct Corp.*	16,500	420,090
Kaleyra, Inc.*+	185,900	379,236
Key Tronic Corp.*	32,400	142,884
KVH Industries, Inc.*	55,774	485,234
LGL Group, Inc. (The)*	29,200	379,016
Marin Software, Inc.*+	60,000	99,000
Network-1 Technologies, Inc.	134,000	321,600
Optical Cable Corp.*	27,600	99,636
PCTEL, Inc.	73,800	301,842
Pixelworks, Inc.*	123,100	235,121
Powerfleet, Inc.*	122,000	264,740
Quanergy Systems, Inc.*	160,000	65,600
RealNetworks, Inc.*	216,900	136,864
RF Industries, Ltd.*	43,230	268,026
Richardson Electronics, Ltd.	50,311	737,559
SecureWorks Corp., Class A*	9,400	102,084

Industry Company	Shares	Value

Information Technology (continued)
ServiceSource International, Inc.*	250,817	$368,701
SRAX, Inc.*	50,000	166,000
StarTek, Inc.*	76,762	221,842
Synchronoss Technologies, Inc.*	203,100	233,565
TESSCO Technologies, Inc.*	45,000	265,950
TransAct Technologies, Inc.*	49,623	200,477
Trio-Tech International*	26,800	116,044
Universal Security Instruments, Inc.*	6,000	21,720
Usio, Inc.*	130,000	315,900
VirnetX Holding Corp.*	76,300	89,271
Wayside Technology Group, Inc.	16,800	558,432
WidePoint Corp.*	73,728	176,210
Wireless Telecom Group, Inc.*	64,666	85,359

		16,738,026

Materials - 2.76%
Advanced Emissions
Solutions, Inc.*	89,000	417,410
AgroFresh Solutions, Inc.*	204,300	365,697
Ampco-Pittsburgh Corp.*	62,000	239,940
Comstock, Inc.*	229,000	141,980
Core Molding Technologies, Inc.*	24,400	224,236
Flexible Solutions International, Inc.*	45,707	111,982
Flotek Industries, Inc.*	292,300	289,962
Friedman Industries, Inc.	42,200	343,508
Gold Resource Corp.	304,300	496,009
Golden Minerals Co.*	450,000	160,785
Gulf Resources, Inc.*	67,360	313,224
Northern Technologies International Corp.	27,900	260,865
Olympic Steel, Inc.	18,300	471,225
Paramount Gold Nevada Corp.*	150,000	66,000
Ramaco Resources, Inc.	27,000	355,050
Solitario Zinc Corp.*	205,000	116,850
Synalloy Corp.*	26,838	377,342
United States Antimony Corp.*	245,500	99,158
Universal Stainless & Alloy Products, Inc.*	49,558	366,729

		5,217,952

bridgewayfunds.com	33

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value

Common Stocks (continued)

Real Estate - 2.01%
American Realty Investors, Inc.*	17,197	$244,025
AMREP Corp.*	35,800	401,676
CTO Realty Growth, Inc.+	20,600	1,259,072
Maui Land & Pineapple Co., Inc.*	81,500	771,805
Rafael Holdings, Inc., Class B*+	51,656	96,597
Stratus Properties, Inc.*	24,250	781,456
Transcontinental Realty Investors, Inc.*	2,800	111,412
Trinity Place Holdings, Inc.*	131,800	133,118

		3,799,161

Utilities - 0.92%
Cadiz, Inc.*+	110,900	258,397
Genie Energy, Ltd., Class B	89,100	816,156
RGC Resources, Inc.+	35,000	667,450

		1,742,003

TOTAL COMMON STOCKS - 99.52%		188,391,301

(Cost $210,043,603)

RIGHTS - 0.00%
Adamas Pharmaceuticals, Inc., CVR*Δ#+++	110,000	–
Adamas Pharmaceuticals, Inc., CVR*Δ#+++	110,000	–
Cogent Biosciences, Inc., CVR, expiring 12/31/49*Δ#	160,000	–
OncoMed Pharmaceuticals, Inc., CVR, expiring 12/31/49*Δ#	125,000	–
Pineapple Holdings, Inc., CVR*Δ#+++	14,504	–
ZAGG, Inc., CVR, expiring 12/31/99*Δ#	65,000	–

TOTAL RIGHTS - 0.00%		–

(Cost $29,976)

WARRANTS - 0.01%
LGL Group, Inc. (The), expiring 11/16/25*	29,200	13,671

TOTAL WARRANTS - 0.01%		13,671

(Cost $14,873)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.90%

Fidelity Investments Money Market Government Portfolio Class I	1.21%	1,697,866	$1,697,866

TOTAL MONEY MARKET FUND - 0.90%			1,697,866

(Cost $1,697,866)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 11.36%
Dreyfus Institutional Preferred Government Plus Money Market Fund**	1.46%	21,512,037	21,512,037

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 11.36%			21,512,037

(Cost $21,512,037)

TOTAL INVESTMENTS - 111.79%			$211,614,875
(Cost $233,298,355)

Liabilities in Excess of Other Assets - (11.79%)			(22,311,139)

NET ASSETS - 100.00%			$189,303,736

#	Illiquid security as determined under procedures approved by the Board of Directors. The aggregate value of illiquid securities is $71,925, which is 0.04% of total net assets.
*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2022.
^	Rate disclosed as of June 30, 2022.
Δ	Security was fair valued using significant unobservable inputs. As such, the security is classified as Level 3 in the fair value hierarchy.
+

This security or a portion of the security is out on loan at June 30, 2022. Total loaned securities had a value of $21,502,560, which included loaned securities with a value of $91,781 that have been sold and are pending settlement as of June 30, 2022. The total market value of loaned securities excluding these pending sales is $21,410,779. See Note 2 for disclosure of cash and non-cash collateral.

+++No	stated maturity date.

CVR	- Contingent Value Right
LLC	- Limited Liability Company

34	Annual Report | June 30, 2022

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS   (continued)

Summary of inputs used to value the Fund’s investments as of 6/30/2022:

	Valuation Inputs
	Investment in Securities (Value)
		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks
Communication Services	$6,643,939	$–	$71,925	$6,715,864
Other Industries (a)	181,675,437	–	–	181,675,437

Total Common Stocks	188,319,376	–	71,925	188,391,301
Rights	–	–	0	0
Warrants	–	13,671	–	13,671
Money Market Fund	1,697,866	–	–	1,697,866
Investments Purchased With Cash Proceeds From Securities Lending	21,512,037	–	–	21,512,037

TOTAL	$211,529,279	$13,671	$71,925	$211,614,875

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)
	Common Stocks	Rights	Total

Balance as of 06/30/2021	$615,678	$19,500	$635,178
Purchases/Issuances	–	0	–
Sales/Expirations	–	–	–
Return of Capital	–	–	–
Realized Gain/(Loss)	–	–	–
Change in unrealized Appreciation/(Depreciation)	(543,753)	(19,500)	(563,253)
Transfers in	–	–	–
Transfers out	–	–	–

Balance as of 06/30/2022	$71,925	$0	$71,925

Net change in unrealized Appreciation/(Depreciation) from investments held as of 06/30/2022	$(543,753)	$(19,500)	$(563,253)

See Notes to Financial Statements.

bridgewayfunds.com	35

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2022

Dear Fellow Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2022, our Fund returned -13.85%, outperforming our primary market benchmark, the Russell 2000 Value Index (-15.28%). It was a poor quarter on an absolute basis, but a good one on a relative basis.

For the fiscal year, our Fund returned -5.81%, outperforming the Russell 2000 Value Index (-16.28%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results.

Standardized Returns as of June 30, 2022

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (10/31/03)

Small-Cap Value Fund	-13.85%	-5.81%	11.82%	12.05%	6.44%	8.74%
Russell 2000 Value Index	-15.28%	-16.28%	4.89%	9.05%	5.58%	7.69%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

36	Annual Report | June 30, 2022

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception October 31, 2003 to June 30, 2022

Detailed Explanation of Quarterly Performance

The Fund’s primary value metrics models outperformed the benchmark during the quarter, adding to relative results. However, the Fund’s diversifying quality and sentiment models lagged the benchmark, offsetting some of this positive impact. The Fund’s tilt toward deeper value stocks across multiple valuation metrics and its tilt toward smaller stocks in the small-cap value universe detracted from relative performance during the quarter.

From a sector perspective, the Fund’s allocation effect was positive. Overweightings in the Energy and Consumer Staples sectors added the most to relative results. The Fund’s stock selection effect was also positive, with holdings in the Energy, Communication Services, and Utilities sectors adding the most to relative performance.

Detailed Explanation of Fiscal Year Performance

All three of the Fund’s model categories outperformed the benchmark during the 12-month period and added to relative results. The Fund’s tilt toward deeper value stocks across multiple valuation metrics boosted relative returns. However, its tilt toward smaller stocks in the small-cap value universe detracted from relative performance.

From a sector perspective, the Fund’s allocation effect was positive. Overweightings in the Energy and Consumer Staples sectors and an underweighting in the Communication Services sector added the most to relative results. The Fund’s stock selection effect was significantly positive, most notably driven by holdings in the Communication Services, Energy, Materials, and Industrials sectors.

bridgewayfunds.com	37

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2022

Rank	Description	Industry	% of Net Assets
1	ArcBest Corp.	Industrials	2.0%
2	Group 1 Automotive, Inc.	Consumer Discretionary	2.0%
3	Cross Country Healthcare, Inc.	Health Care	1.8%
4	Prestige Consumer Healthcare, Inc.	Health Care	1.8%
5	Hanmi Financial Corp.	Financials	1.8%
6	Berkshire Hills Bancorp, Inc.	Financials	1.8%
7	AMERISAFE, Inc.	Financials	1.8%
8	Independence Realty Trust, Inc.	Real Estate	1.8%
9	Academy Sports & Outdoors, Inc.	Consumer Discretionary	1.7%
10	Laureate Education, Inc.	Consumer Discretionary	1.7%

	Total		18.2%

Industry Sector Representation as of June 30, 2022

	% of Net Assets	% of Russell 2000 Value Index	Difference
Communication Services	5.4%	3.3%	2.1%
Consumer Discretionary	10.9%	9.6%	1.3%
Consumer Staples	5.5%	2.9%	2.6%
Energy	8.9%	5.0%	3.9%
Financials	27.3%	28.3%	-1.0%
Health Care	6.7%	11.0%	-4.3%
Industrials	11.1%	12.7%	-1.6%
Information Technology	3.8%	6.1%	-2.3%
Materials	7.1%	3.9%	3.2%
Real Estate	12.2%	11.9%	0.3%
Utilities	2.2%	5.3%	-3.1%
Liabilities in Excess of Other Assets	-1.1%	0.0%	-1.1%

Total	100.0%	100.0%

Important Disclosure

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2022, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

38	Annual Report | June 30, 2022

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgewayfunds.com	39

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value

COMMON STOCKS - 101.05%

Communication Services - 5.37%
Gray Television, Inc.+	258,200	$4,360,998
TEGNA, Inc.	341,000	7,150,770
Telephone and Data Systems, Inc.+	268,600	4,241,194
WideOpenWest, Inc.*	382,100	6,958,041

		22,711,003

Consumer Discretionary - 10.92%
Academy Sports & Outdoors, Inc.+	206,200	7,328,348
American Axle & Manufacturing Holdings, Inc.*+	21,900	164,907
Beazer Homes USA, Inc.*	454,400	5,484,608
Chico’s FAS, Inc.*	446,939	2,221,287
Ethan Allen Interiors, Inc.+	131,100	2,649,531
Group 1 Automotive, Inc.+	48,200	8,184,360
iRobot Corp.*+	3,900	143,325
Laureate Education, Inc.+	622,100	7,197,697
Lazydays Holdings, Inc.*+	263,419	3,103,076
MarineMax, Inc.*+	3,800	137,256
Meritage Homes Corp.*	800	58,000
Signet Jewelers, Ltd.+	55,000	2,940,300
TravelCenters of America, Inc.*+	190,441	6,564,501

		46,177,196

Consumer Staples - 5.49%
elf Beauty, Inc.*+	19,200	589,056
Ingles Markets, Inc., Class A	49,600	4,302,800
John B Sanfilippo & Son, Inc.	26,300	1,906,487
Rite Aid Corp.*+	509,300	3,432,682
SpartanNash Co.	223,700	6,749,029
Sprouts Farmers Market, Inc.*+	70,000	1,772,400
United Natural Foods, Inc.*	102,300	4,030,620
WD-40 Co.+	2,200	442,992

		23,226,066

Energy - 8.96%
CONSOL Energy, Inc.*	98,000	4,839,240
Delek US Holdings, Inc.*	47,140	1,218,097
DHT Holdings, Inc.+	659,800	4,044,574
International Seaways, Inc.+	275,400	5,838,480
Nabors Industries, Ltd.*	36,800	4,927,520
ProPetro Holding Corp.*	257,000	2,570,000
Ranger Oil Corp., Class A*	96,600	3,175,242

Industry Company	Shares	Value

Energy (continued)
SM Energy Co.	94,900	$3,244,631
Teekay Tankers, Ltd., Class A*	285,738	5,037,561
Ur-Energy, Inc.*	957,196	1,014,628
Whiting Petroleum Corp.	28,600	1,945,658

		37,855,631

Financials - 27.29%
Amalgamated Financial Corp.	232,000	4,588,960
AMERISAFE, Inc.	144,600	7,520,646
Banco Latinoamericano de Comercio Exterior SA, Class E	96,700	1,283,209
Banner Corp.	51,000	2,866,710
Berkshire Hills Bancorp, Inc.+	306,800	7,599,436
Brightsphere Investment Group, Inc.	18,000	324,180
Byline Bancorp, Inc.	191,200	4,550,560
City Holding Co.+	66,400	5,304,032
CNO Financial Group, Inc.	201,800	3,650,562
Customers Bancorp, Inc.*	210,300	7,129,170
Encore Capital Group, Inc.*	116,700	6,741,759
Enstar Group, Ltd.*	14,100	3,017,118
EZCORP, Inc., Class A*	738,800	5,548,388
First BanCorp	404,000	5,215,640
Genworth Financial, Inc., Class A*	1,581,800	5,583,754
Hanmi Financial Corp.	342,000	7,674,480
HarborOne Bancorp, Inc.	212,000	2,923,480
HomeStreet, Inc.	50,000	1,733,500
MVB Financial Corp.	118,500	3,686,535
Oppenheimer Holdings, Inc., Class A	103,933	3,433,947
PJT Partners, Inc., Class A	4,000	281,120
Provident Bancorp, Inc.	147,340	2,313,238
Stewart Information Services Corp.	123,600	6,149,100
Tiptree, Inc.	518,500	5,506,470
Universal Insurance Holdings, Inc.	184,667	2,406,211
Valley National Bancorp	547,600	5,700,516
Waterstone Financial, Inc.	153,100	2,610,355

		115,343,076

Health Care - 6.70%
Atea Pharmaceuticals, Inc.*	347,612	2,468,045
Avid Bioservices, Inc.*+	14,900	227,374

40	Annual Report | June 30, 2022

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value

Common Stocks (continued)

Health Care (continued)
Community Health Systems, Inc.*	693,000	$2,598,750
Cross Country Healthcare, Inc.*	375,200	7,815,416
Cutera, Inc.*+	9,700	363,750
Innoviva, Inc.*+	155,500	2,295,180
iRadimed Corp.	14,400	488,736
Medpace Holdings, Inc.*	2,600	389,142
Neuronetics, Inc.*	24,900	79,929
Omnicell, Inc.*	3,200	364,000
OraSure Technologies, Inc.*	390,000	1,056,900
Prestige Consumer Healthcare, Inc.*	131,300	7,720,440
Select Medical Holdings Corp.	14,900	351,938
Tenet Healthcare Corp.*+	39,900	2,097,144

		28,316,744

Industrials - 11.08%
ArcBest Corp.	117,920	8,298,031
Atkore, Inc.*	5,400	448,254
Atlas Air Worldwide Holdings, Inc.*+	50,000	3,085,500
Daseke, Inc.*	74,400	475,416
INNOVATE Corp.*+	115,800	200,334
Kelly Services, Inc., Class A	128,000	2,538,240
Manitowoc Co., Inc. (The)*	152,900	1,610,037
Meritor, Inc.*	6,200	225,246
MRC Global, Inc.*	619,000	6,165,240
Primoris Services Corp.+	142,500	3,100,800
Sterling Infrastructure, Inc.*	303,800	6,659,296
Triton International, Ltd.	64,000	3,369,600
TrueBlue, Inc.*	280,508	5,021,093
Veritiv Corp.*	51,940	5,638,087

		46,835,174

Information Technology - 3.76%
Amkor Technology, Inc.+	139,300	2,361,135
Calix, Inc.*	10,500	358,470
Cohu, Inc.*+	46,500	1,290,375
FormFactor, Inc.*	10,000	387,300
Hackett Group, Inc. (The)	63,143	1,197,823
Kulicke & Soffa Industries, Inc.	7,500	321,075
Novanta, Inc.*	3,200	388,064
OSI Systems, Inc.*	900	76,896
Power Integrations, Inc.	4,700	352,547
ScanSource, Inc.*	177,200	5,518,008

Industry Company	Shares	Value

Information Technology (continued)
Turtle Beach Corp.*+	297,200	$3,634,756

		15,886,449

Materials - 7.14%
AdvanSix, Inc.	119,400	3,992,736
Clearwater Paper Corp.*	133,600	4,492,968
Kronos Worldwide, Inc.	36,400	669,760
Olympic Steel, Inc.+	192,631	4,960,248
Ryerson Holding Corp.	228,200	4,858,378
SunCoke Energy, Inc.	841,600	5,731,296
TimkenSteel Corp.*+	292,700	5,476,417

		30,181,803

Real Estate - 12.18%
Agree Realty Corp.+	89,800	6,477,274
Armada Hoffler Properties, Inc.	195,400	2,508,936
Community Healthcare Trust, Inc.	129,200	4,678,332
Empire State Realty Trust, Inc., Class A+	467,800	3,288,634
Equity Commonwealth*	94,400	2,598,832
Essential Properties Realty Trust, Inc.	203,900	4,381,811
eXp World Holdings, Inc.+	13,400	157,718
Independence Realty Trust, Inc.+	360,200	7,466,946
NexPoint Residential Trust, Inc.+	92,100	5,757,171
Physicians Realty Trust	369,300	6,444,285
Plymouth Industrial REIT, Inc.	271,869	4,768,582
Terreno Realty Corp.	53,100	2,959,263

		51,487,784

Utilities - 2.16%
Avista Corp.+	147,312	6,409,545
Otter Tail Corp.	20,400	1,369,452
Southwest Gas Holdings, Inc.	15,500	1,349,740

		9,128,737

TOTAL COMMON STOCKS - 101.05%		427,149,663

(Cost $445,186,586)

bridgewayfunds.com	41

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2022

	Rate^	Shares	Value

MONEY MARKET FUND - 0.00%
Fidelity Investments Money Market Government Portfolio Class I	1.21%	261	$261

TOTAL MONEY MARKET FUND - 0.00%			261

(Cost $261)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 4.01%
Dreyfus Institutional Preferred Government Plus Money Market Fund**	1.46%	16,945,601	16,945,601

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 4.01%			16,945,601

(Cost $16,945,601)

TOTAL INVESTMENTS - 105.06%			$444,095,525

(Cost $462,132,448)

Liabilities in Excess of Other Assets - (5.06%)			(21,382,879)

NET ASSETS - 100.00%			$422,712,646

*   Non-income producing security.

**  This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2022.

^  Rate disclosed as of June 30, 2022.

+   This security or a portion of the security is out on loan as of June 30, 2022. Total loaned securities had a value of $22,899,957 as of June 30, 2022. See Note 2 for disclosure of cash and non-cash collateral.

Summary of inputs used to value the Fund’s investments as of 6/30/2022:
Valuation Inputs

Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$427,149,663	$–	$–	$427,149,663
Money Market Fund	261	–	–	261
Investments Purchased With Cash Proceeds From Securities Lending	16,945,601	–	–	16,945,601

TOTAL	$444,095,525	$–	$–	$444,095,525

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

42	Annual Report | June 30, 2022

Blue Chip Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2022

Dear Fellow Blue Chip Fund Shareholder,

For the quarter ended June 30, 2022, our Fund returned -13.89%, outperforming our primary market benchmark, the S&P 500 Index (-16.10%), our peer benchmark, and the Russell Top 50 Mega Cap Index (-18.12%). It was poor quarter on an absolute basis but a good one on a relative basis.

For the fiscal year, our Fund returned -9.32%, outperforming the S&P 500 Index (-10.62%), and the Russell Top 50 Mega Cap Index (-10.98%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results.

Standardized Returns as of June 30, 2022

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Blue Chip Fund	-13.89%	-9.32%	11.29%	12.41%	8.56%	7.79%
S&P 500 Index	-16.10%	-10.62%	11.31%	12.96%	8.54%	7.67%
Russell Top 50 Mega Cap Index	-18.12%	-10.98%	13.23%	13.38%	8.89%	7.18%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell Top 50 Mega Cap Index measures the performance of the largest companies in the Russell 3000 Index. It includes 50 of the largest securities, based on a combination of their market cap and current index membership, and represents approximately 40% of the total market capitalization of the Russell 3000 Index. The Bridgeway Ultra-Large Index is an index composed of very large, “blue chip” US stocks, excluding tobacco; it is compiled by the adviser of the Fund. It is not possible to invest directly in an index. Periods longer than one year are annualized.

bridgewayfunds.com	43

Blue Chip Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception July 31, 1997 to June 30, 2022

Detailed Explanation of Quarterly Performance

The Fund’s roughly equal weight portfolio design improved relative results during the quarter. Maintaining a roughly equal weight portfolio resulted in underweightings in some of the benchmark’s largest stocks that underperformed during a down quarter. At the same time, the portfolio had overweightings in some smaller mega-cap stocks that outperformed. An overweighting in value stocks compared to the benchmark also improved relative returns. Although the Fund does not focus on value or growth, the quarterly rebalancing process used to maintain a roughly equal weight portfolio increased exposure to value stocks that outperformed during the quarter.

From a sector perspective, the Fund’s allocation effect was slightly positive, largely driven by overweightings in the Consumer Staples and Energy sectors. The Fund’s stock selection effect was strongly positive. Holdings in the Health Care, Consumer Discretionary, and Industrials sectors contributed the most to relative returns.

Detailed Explanation of Fiscal Year Performance

An overweighting in value stocks helped relative results during the fiscal year. While the Fund’s design doesn’t focus on value or growth, the quarterly rebalancing process used to maintain the Fund’s roughly equal weighting increased the portfolio’s exposure to value stocks that outperformed during the 12-month period. The Fund’s tilt toward more stable, less risky stocks also improved relative results, as lower volatility stocks generally outperformed during the year.

From a sector perspective, the Fund’s allocation effect was negative. An overweighting in the Communication Services sector and an underweighting in the Utilities sector detracted the most from relative performance. In contrast, the Fund’s stock selection effect was positive, largely driven by holdings in the Health Care, Industrials, and Consumer Discretionary sectors.

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods. The table is intended to provide a frame of reference for size.

44	Annual Report | June 30, 2022

Blue Chip Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

			Annualized

CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	96.5 Years
1 (ultra-large)	-17.07%	-13.00%	11.97%	13.18%	9.49%
2	-17.31%	-15.64%	9.32%	12.60%	10.51%
3	-17.68%	-22.24%	7.61%	11.22%	10.85%
4	-16.53%	-23.65%	6.14%	10.11%	10.64%
5	-16.85%	-22.55%	5.98%	9.66%	11.12%
6	-17.96%	-30.09%	6.05%	9.72%	11.09%
7	-19.92%	-29.58%	7.87%	11.46%	11.45%
8	-20.11%	-34.65%	1.84%	7.50%	10.97%
9	-18.77%	-30.87%	7.56%	11.00%	11.32%
10 (ultra-small)	-16.71%	-31.94%	7.29%	9.96%	12.97%

1

Performance figures are as of the period ended June 30, 2022. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded US stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Contribution to Returns for Blue Chip Fund stocks for the fiscal year June 30, 2022:

Rank	Company	Industry	% Contribution to Return
1	Pfizer, Inc.	Health Care	0.8%
2	Exxon Mobil Corp.	Energy	0.8%
3	Chevron Corp.	Energy	0.7%
4	UnitedHealth Group, Inc.	Health Care	0.6%
5	Eli Lilly & Co.	Health Care	0.5%
6	Merck & Co., Inc.	Health Care	0.5%
7	Coca-Cola Co. (The)	Consumer Staples	0.4%
8	PepsiCo, Inc.	Consumer Staples	0.3%
9	Raytheon Technologies Corp.	Industrials	0.3%
10	Johnson & Johnson	Health Care	0.2%
11	McDonald’s Corp.	Consumer Discretionary	0.2%
12	Procter & Gamble Co. (The)	Consumer Staples	0.2%
13	Verizon Communications, Inc.	Communication Services	-0.1%
14	Oracle Corp.	Information Technology	-0.1%
15	Alphabet, Inc., Class A	Communication Services	-0.2%
16	Alphabet, Inc., Class C	Communication Services	-0.2%
17	Home Depot, Inc. (The)	Consumer Discretionary	-0.2%
18	United Parcel Service, Inc., Class B	Industrials	-0.3%
19	Mastercard, Inc., Class A	Information Technology	-0.3%
20	Wells Fargo & Co.	Financials	-0.3%
21	QUALCOMM, Inc.	Information Technology	-0.3%
22	Walmart, Inc.	Consumer Staples	-0.3%
23	Cisco Systems, Inc.	Information Technology	-0.4%
24	Bank of America Corp.	Financials	-0.5%
25	Visa, Inc., Class A	Information Technology	-0.6%
26	Broadcom, Inc.	Information Technology	-0.6%
27	Comcast Corp., Class A	Communication Services	-0.7%
28	Tesla, Inc.	Consumer Discretionary	-0.8%
29	Intel Corp.	Information Technology	-0.8%
30	JPMorgan Chase & Co.	Financials	-0.9%
31	Walt Disney Co. (The)	Communication Services	-1.2%
32	NVIDIA Corp.	Information Technology	-1.2%
33	Amazon.com, Inc.	Consumer Discretionary	-1.4%
34	Meta Platforms, Inc., Class A	Communication Services	-2.0%

bridgewayfunds.com	45

Blue Chip Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2022

	% of Net Assets	% of S&P 500 Index	Difference
Communication Services	13.3%	8.9%	4.4%
Consumer Discretionary	9.8%	10.5%	-0.7%
Consumer Staples	11.3%	7.0%	4.3%
Energy	6.0%	4.4%	1.6%
Financials	10.5%	10.8%	-0.3%
Health Care	13.0%	15.1%	-2.1%
Industrials	6.5%	7.8%	-1.3%
Information Technology	29.6%	26.8%	2.8%
Materials	0.0%	2.6%	-2.6%
Real Estate	0.0%	2.9%	-2.9%
Utilities	0.0%	3.1%	-3.1%
Cash & Other Assets	0.0%	0.1%	-0.1%

Total	100.0%	100.0%

Important Disclosure

The views expressed here are exclusively those of Fund management. These views, including those concerning market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2022, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

46	Annual Report | June 30, 2022

Blue Chip Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value

COMMON STOCKS - 100.02%

Communication Services - 13.33%
Alphabet, Inc., Class A*	2,810	$6,123,721
Alphabet, Inc., Class C*	2,819	6,166,421
Comcast Corp., Class A	197,800	7,761,672
Meta Platforms, Inc., Class A*	47,600	7,675,500
Verizon Communications, Inc.	152,339	7,731,204
Walt Disney Co. (The)*	84,900	8,014,560

		43,473,078

Consumer Discretionary - 9.77%
Amazon.com, Inc.*	76,600	8,135,686
Home Depot, Inc. (The)	28,150	7,720,701
McDonald’s Corp.	32,800	8,097,664
Tesla, Inc.*	11,750	7,912,685

		31,866,736

Consumer Staples - 11.32%
Coca-Cola Co. (The)	127,714	8,034,488
PepsiCo, Inc.	48,075	8,012,179
Procter & Gamble Co. (The)	91,056	13,092,942
Walmart, Inc.	64,169	7,801,667

		36,941,276

Energy - 6.02%
Chevron Corp.	80,245	11,617,871
Exxon Mobil Corp.	93,837	8,036,201

		19,654,072

Financials - 10.53%
Bank of America Corp.	255,708	7,960,190
Berkshire Hathaway, Inc., Class B*	28,500	7,781,070
JPMorgan Chase & Co.	96,395	10,855,041
Wells Fargo & Co.	198,319	7,768,155

		34,364,456

Health Care - 12.97%
Eli Lilly & Co.	31,950	10,359,149
Johnson & Johnson	45,112	8,007,831
Merck & Co., Inc.	87,385	7,966,890
Pfizer, Inc.	152,624	8,002,076
UnitedHealth Group, Inc.	15,550	7,986,947

		42,322,893

Industry Company	Shares	Value

Industrials - 6.49%
Raytheon Technologies
Corp.	83,960	$8,069,396
United Parcel Service, Inc., Class B	71,763	13,099,618

		21,169,014

Information Technology - 29.59%
Apple, Inc.	90,650	12,393,668
Broadcom, Inc.	16,400	7,967,284
Cisco Systems, Inc.	186,608	7,956,965
Intel Corp.	212,693	7,956,845
Mastercard, Inc., Class A	24,300	7,666,164
Microsoft Corp.	48,595	12,480,654
NVIDIA Corp.	52,450	7,950,895
Oracle Corp.	111,213	7,770,452
QUALCOMM, Inc.	88,450	11,298,603
Visa, Inc., Class A	66,450	13,083,341

		96,524,871

TOTAL COMMON STOCKS - 100.02%		326,316,396

(Cost $160,380,194)

TOTAL INVESTMENTS - 100.02%		$326,316,396
(Cost $160,380,194)

Liabilities in Excess of Other Assets - (0.02%)		(76,056)

NET ASSETS - 100.00%		$326,240,340

*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 6/30/2022:

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$326,316,396	$–	$–	$326,316,396

TOTAL	$326,316,396	$–	$–	$326,316,396

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

bridgewayfunds.com	47

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2022

Dear Fellow Managed Volatility Fund Shareholder,

For the quarter ended June 30, 2022, our Fund returned -6.40%, outperforming our primary market benchmark, the S&P 500 Index (-16.10%). The Fund performed in line with its design during the quarter.

For the fiscal year, our Fund returned -7.62%, outperforming the S&P 500 Index (-10.62%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results.

Standardized Returns as of June 30, 2022

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (6/30/01)

Managed Volatility Fund	-6.40%	-7.62%	3.93%	4.28%	3.15%	3.92%
S&P 500 Index	-16.10%	-10.62%	11.31%	12.96%	8.54%	7.61%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

48	Annual Report | June 30, 2022

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception June 30, 2001 to June 30, 2022

Detailed Explanation of Quarterly Performance

The Fund met its design objective by partially cushioning the market’s decline during the quarter. The Fund had an annualized standard deviation of 13.79% during the quarter, which was 51% lower than the S&P 500’s annualized standard deviation of 28.15% during the same period.

The portfolio’s futures component added to the Fund’s results, returning 2.9%. The portfolio’s equities component detracted from the Fund’s absolute performance, returning -8.7%, but outperformed the benchmark’s quarterly return. The portfolio’s options and fixed income components also detracted from the Fund’s results, returning -0.3% and -0.2%, respectively.

Detailed Explanation of Fiscal Year Performance

For the fiscal year, the Managed Volatility Fund outperformed the S&P 500 Index. The Fund had an annualized standard deviation of 9.23%, which was 54% lower than the S&P 500’s annualized standard deviation of 20.10% during the 12-month period.

The portfolio’s options component added to the Fund’s performance, returning 1.2%. The portfolio’s equities component detracted from absolute results, returning -7.1%, but outperformed the benchmark’s 12-month return. The portfolio’s fixed income and futures components detracted from the Fund’s results, returning -1.1% and 0.9%, respectively.

The Fund continues to perform as designed, particularly over longer time horizons. For the past 10 years and since inception, the Fund has captured roughly 33% and 52%, respectively, of the S&P 500 Index’s return. The Fund’s annualized standard deviation has been about 58% lower than the index’s for the last 10 years, and 56% lower since inception.

bridgewayfunds.com	49

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2022

Rank	Description	Industry	% of Net Assets
1	UnitedHealth Group, Inc.	Health Care	3.2%
2	Apple, Inc.	Information Technology	3.0%
3	Microsoft Corp.	Information Technology	2.5%
4	Amazon.com, Inc.	Consumer Discretionary	1.9%
5	Alphabet, Inc., Class C	Communication Services	1.6%
6	Alphabet, Inc., Class A	Communication Services	1.6%
7	McDonald’s Corp.	Consumer Discretionary	1.6%
8	Texas Instruments, Inc.	Information Technology	1.2%
9	Mastercard, Inc., Class A	Information Technology	1.2%
10	Walmart, Inc.	Consumer Staples	1.1%

	Total		18.9%

Industry Sector Representation as of June 30, 2022

Asset Type	% of Net Assets
Common Stock	56.5%
Communication Services	4.8%
Consumer Discretionary	6.6%
Consumer Staples	4.2%
Energy	2.2%
Financials	5.5%
Health Care	9.0%
Industrials	4.0%
Information Technology	15.3%
Materials	2.4%
Real Estate	1.1%
Utilities	1.4%
U.S. Government Obligations	20.9%
Call Options Written	-1.1%
Put Options Written	-1.8%
Money Market Fund	16.8%
Cash & Other Assets	8.7%
Total	100%

Important Disclosure

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2022, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large

50	Annual Report | June 30, 2022

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance that a bond issuer will fail to pay interest and principal. Prepayment risk is the chance that a mortgage-backed bond issuer will repay a higher-yielding bond, resulting in a lower-paying yield.

Conclusion

Thank you for your continued investment in Managed Volatility Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgewayfunds.com	51

Managed Volatility Fund
SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value
COMMON STOCKS - 56.48%

Communication Services - 4.80%
Alphabet, Inc., Class A*	210	$457,645
Alphabet, Inc., Class C*	210	459,365
AT&T, Inc.	2,240	46,950
Comcast Corp., Class A	600	23,544
Meta Platforms, Inc., Class A*	400	64,500
Omnicom Group, Inc.#	600	38,166
Verizon Communications, Inc.#	4,400	223,300
Walt Disney Co. (The)*	565	53,336
Warner Bros Discovery, Inc.*	541	7,260

		1,374,066

Consumer Discretionary - 6.65%
Amazon.com, Inc.*#	5,200	552,292
AutoZone, Inc.*	100	214,912
Dollar General Corp.	300	73,632
eBay, Inc.#	500	20,835
Ford Motor Co.#	2,500	27,825
McDonald’s Corp.#	1,800	444,384
NIKE, Inc., Class B#	600	61,320
Ross Stores, Inc.	500	35,115
Starbucks Corp.#	400	30,556
Target Corp.	300	42,369
Tesla, Inc.*	200	134,684
Whirlpool Corp.#	1,500	232,305
Yum! Brands, Inc.	300	34,053

		1,904,282

Consumer Staples - 4.21%
Archer-Daniels-Midland Co.	400	31,040
Coca-Cola Co. (The)	500	31,455
Colgate-Palmolive Co.	400	32,056
Constellation Brands, Inc., Class A#	500	116,530
Costco Wholesale Corp.#	400	191,712
General Mills, Inc.#	500	37,725
J M Smucker Co. (The)	400	51,204
Kimberly-Clark Corp.#	600	81,090
Kroger Co. (The)#	800	37,864
Mondelez International, Inc., Class A#	700	43,463
PepsiCo, Inc.#	900	149,994
Procter & Gamble Co. (The)#	600	86,274
Walmart, Inc.#	2,600	316,108

		1,206,515

Industry Company	Shares	Value

Energy - 2.17%
Chevron Corp.#	798	$115,534
ConocoPhillips#	1,187	106,605
EOG Resources, Inc.#	500	55,220
Exxon Mobil Corp.	900	77,076
Kinder Morgan, Inc.	800	13,408
Marathon Petroleum Corp.#	1,200	98,652
Occidental Petroleum Corp.#	360	21,197
Phillips 66	593	48,620
Pioneer Natural Resources Co.	100	22,308
Schlumberger NV	600	21,456
Valero Energy Corp.	400	42,512

		622,588

Financials - 5.48%
Ally Financial, Inc.#	1,000	33,510
American Express Co.	300	41,586
Aon PLC, Class A	100	26,968
Bank of America Corp.	400	12,452
Berkshire Hathaway, Inc., Class B*#	760	207,495
BlackRock, Inc.	100	60,904
Capital One Financial Corp.	200	20,838
Charles Schwab Corp. (The)	800	50,544
Chubb, Ltd.	461	90,623
Citigroup, Inc.#	3,310	152,227
Comerica, Inc.	300	22,014
Goldman Sachs Group, Inc. (The)	200	59,404
Huntington Bancshares, Inc.	3,200	38,496
JPMorgan Chase & Co.#	1,000	112,610
KeyCorp.	3,300	56,859
Marsh & McLennan Cos., Inc.	400	62,100
Morgan Stanley#	800	60,848
PNC Financial Services Group, Inc. (The)	500	78,885
Progressive Corp. (The)	420	48,834
S&P Global, Inc.	400	134,824
T Rowe Price Group, Inc.	200	22,722
Truist Financial Corp.	300	14,229
U.S. Bancorp#	1,900	87,438
Wells Fargo & Co.#	1,871	73,287

		1,569,697

52	Annual Report | June 30, 2022

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value

Common Stocks (continued)

Health Care - 9.03%
Abbott Laboratories#	700	$76,055
AbbVie, Inc.#	1,859	284,724
Amgen, Inc.#	500	121,650
Baxter International, Inc.	300	19,269
Becton Dickinson & Co.	173	42,650
Biogen, Inc.*	200	40,788
Bristol-Myers Squibb Co.	1,079	83,083
Cigna Corp.	299	78,792
CVS Health Corp.	400	37,064
Danaher Corp.	200	50,704
DaVita, Inc.*#	400	31,984
Elevance Health, Inc.	200	96,516
Embecta Corp.*	34	861
Gilead Sciences, Inc.	400	24,724
Johnson & Johnson	500	88,755
Medtronic PLC	400	35,900
Merck & Co., Inc.#	1,700	154,989
Pfizer, Inc.#	1,700	89,131
Stryker Corp.	160	31,829
Thermo Fisher Scientific, Inc.#	500	271,640
UnitedHealth Group, Inc.#	1,800	924,534

		2,585,642

Industrials - 3.97%
3M Co.#	500	64,705
Carrier Global Corp.	540	19,256
Emerson Electric Co.	400	31,816
FedEx Corp.#	600	136,026
Honeywell International, Inc.	600	104,286
Ingersoll Rand, Inc.	16	673
Johnson Controls
International PLC	954	45,678
L3Harris Technologies, Inc.	200	48,340
Lockheed Martin Corp.	270	116,089
Northrop Grumman Corp.	400	191,428
Otis Worldwide Corp.	270	19,081
Raytheon Technologies Corp.#	1,240	119,177
Trane Technologies PLC	200	25,974
Trex Co., Inc.*#	1,000	54,420
Union Pacific Corp.	300	63,984
United Parcel Service, Inc., Class B	100	18,254
Waste Management, Inc.	500	76,490

		1,135,677

Information Technology - 15.32%
Adobe, Inc.*#	600	219,636

Industry Company	Shares	Value

Information Technology (continued)
Analog Devices, Inc.#	1,700	$248,353
Apple, Inc.#	6,400	875,008
Applied Materials, Inc.#	1,100	100,078
Broadcom, Inc.	160	77,730
Cisco Systems, Inc.#	2,000	85,280
Cognizant Technology
Solutions Corp., Class A#	700	47,243
HP, Inc.#	2,000	65,560
Intel Corp.#	2,300	86,043
International Business
Machines Corp.	200	28,238
Intuit, Inc.	200	77,088
Juniper Networks, Inc.	600	17,100
Mastercard, Inc., Class A#	1,100	347,028
Micron Technology, Inc.#	2,100	116,088
Microsoft Corp.#	2,800	719,124
NVIDIA Corp.#	1,200	181,908
Oracle Corp.#	860	60,088
Palo Alto Networks, Inc.*#	300	148,182
PayPal Holdings, Inc.*#	800	55,872
QUALCOMM, Inc.#	1,800	229,932
Salesforce, Inc.*#	700	115,528
Texas Instruments, Inc.#	2,270	348,785
Trade Desk, Inc. (The), Class A*#	500	20,945
Visa, Inc., Class A#	600	118,134

		4,388,971

Materials - 2.36%
Berry Global Group, Inc.*#	2,500	136,600
Corteva, Inc.	33	1,787
Crown Holdings, Inc.#	1,000	92,170
Dow, Inc.#	4,533	233,948
DuPont de Nemours, Inc.	400	22,232
Ecolab, Inc.	200	30,752
Linde PLC	300	86,259
Sherwin-Williams Co. (The)	100	22,391
United States Steel Corp.#	700	12,537
West Fraser Timber Co., Ltd.#	500	38,365

		677,041

Real Estate - 1.12%
American Tower Corp.	300	76,677
Crown Castle International Corp.#	500	84,190
Equinix, Inc.	40	26,281

bridgewayfunds.com	53

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2022

Industry Company		Shares	Value

Common Stocks (continued)

Real Estate (continued)
Prologis, Inc.		500	$58,825
Public Storage		100	31,267
SBA Communications Corp.		50	16,002
Welltower, Inc.		200	16,470
Weyerhaeuser Co.		300	9,936

			319,648

Utilities - 1.37%
American Electric Power Co., Inc.		400	38,376
Dominion Energy, Inc.		1,020	81,406
Duke Energy Corp.		383	41,062
NextEra Energy, Inc.#		2,500	193,650
Sempra Energy		130	19,535
Xcel Energy, Inc.		240	16,982

			391,011

TOTAL COMMON STOCKS - 56.48%			16,175,138

(Cost $9,823,303)

Due Date	Discount Rate or Coupon Rate(a)	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS - 20.91%

U.S. Treasury Bills - 20.91%
07/28/2022	0.520%	$2,000,000	1,998,552
08/11/2022	0.830%	2,000,000	1,996,956
08/25/2022	0.360%	1,000,000	997,735
09/22/2022	0.810%	1,000,000	996,265

TOTAL U.S. GOVERNMENT OBLIGATIONS - 20.91%			5,989,508

(Cost $5,991,145)

	Rate^	Shares	Value

MONEY MARKET FUND - 16.76%
Fidelity Investments Money
Market Government
Portfolio Class I	1.21%	4,800,457	4,800,457

TOTAL MONEY MARKET FUND - 16.76%			4,800,457

(Cost $4,800,457)

TOTAL INVESTMENTS BEFORE
OPTIONS WRITTEN - 94.15%			26,965,103

(Cost $20,614,905)

Value

WRITTEN OPTIONS - (2.90%)

TOTAL WRITTEN OPTIONS - (2.90%)	$(830,991)

(Premiums Received $(849,216))

TOTAL INVESTMENTS - 91.25%	$26,134,112
(Cost $19,765,689)

Other Assets in Excess of Liabilities - 8.75%	2,504,941

NET ASSETS - 100.00%	$28,639,053

*	Non-income producing security.
#	Security subject to call or put option written by the Fund.
(a)	Rate represents the effective yield at purchase.
^	Rate disclosed as of June 30, 2022.

PLC - Public Limited Company

54	Annual Report | June 30, 2022

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2022

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
EXCHANGE TRADED PUT OPTIONS WRITTEN - (1.83%)

3M Co.	15	$(194,115)	$125.00	10/21/22	$(9,600)

Advanced Micro Devices, Inc.	52	(397,644)	75.00	10/21/22	(43,680)

Amazon.com, Inc.	30	(318,630)	100.00	10/21/22	(23,250)

Apple, Inc.	36	(492,192)	150.00	10/21/22	(65,160)

Autodesk, Inc.	17	(292,332)	170.00	10/21/22	(27,200)

Cheniere Energy, Inc.	30	(399,090)	130.00	09/16/22	(28,020)

Cheniere Energy, Inc.	10	(133,030)	125.00	10/21/22	(8,600)

Darden Restaurants, Inc.	5	(56,560)	130.00	07/15/22	(9,450)

Datadog, Inc., Class A	30	(285,720)	95.00	10/21/22	(47,100)

Dell Technologies, Inc., Class C	65	(300,365)	45.00	10/21/22	(22,425)

General Mills, Inc.	33	(248,985)	65.00	10/21/22	(4,026)

General Mills, Inc.	10	(75,450)	70.00	07/15/22	(300)

Globant SA	16	(278,400)	180.00	08/19/22	(32,800)

Mastercard, Inc., Class A	4	(126,192)	335.00	09/16/22	(12,700)

McKesson Corp.	10	(326,210)	300.00	08/19/22	(6,200)

MetLife, Inc.	50	(313,950)	60.00	09/16/22	(14,000)

Nucor Corp.	20	(208,820)	100.00	10/21/22	(20,500)

Nucor Corp.	6	(62,646)	110.00	10/21/22	(9,000)

NVIDIA Corp.	20	(303,180)	150.00	10/21/22	(36,320)

Occidental Petroleum Corp.	25	(147,200)	65.00	09/16/22	(26,800)

Occidental Petroleum Corp.	15	(88,320)	62.50	09/16/22	(13,575)

Penske Automotive Group, Inc.	22	(230,318)	105.00	10/21/22	(24,200)

PepsiCo, Inc.	15	(249,990)	155.00	10/21/22	(6,405)

Prudential Financial, Inc.	20	(191,360)	90.00	09/16/22	(7,800)

Steel Dynamics, Inc.	30	(198,450)	70.00	08/19/22	(21,810)

Sysco Corp.	25	(211,775)	75.00	08/19/22	(3,400)

United States Steel Corp.	10	(17,910)	15.00	10/21/22	(1,360)

Total Exchange Traded Put Options Written (Premiums Received $(508,361))					$(525,681)

bridgewayfunds.com	55

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2022

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
EXCHANGE TRADED CALL OPTIONS WRITTEN - (1.07%)

Abbott Laboratories	2	$(21,730)	$120.00	08/19/22	$(170)

AbbVie, Inc.	6	(91,896)	140.00	08/19/22	(8,592)

Adobe, Inc.	2	(73,212)	370.00	10/21/22	(6,890)

Ally Financial, Inc.	10	(33,510)	35.00	09/16/22	(2,150)

Amazon.com, Inc.	20	(212,420)	110.00	08/19/22	(12,580)

Amgen, Inc.	2	(48,660)	260.00	09/16/22	(610)

Analog Devices, Inc.	15	(219,135)	150.00	09/16/22	(12,000)

Apple, Inc.	20	(273,440)	170.00	07/15/22	(40)

Applied Materials, Inc.	3	(27,294)	120.00	07/15/22	(9)

Berkshire Hathaway, Inc., Class B	2	(54,604)	270.00	09/16/22	(2,900)

Berry Global Group, Inc.	19	(103,816)	52.50	09/16/22	(10,830)

Berry Global Group, Inc.	6	(32,784)	57.50	09/16/22	(1,770)

Chevron Corp.	3	(43,434)	160.00	10/21/22	(1,848)

Cisco Systems, Inc.	6	(25,584)	45.00	10/21/22	(966)

Citigroup, Inc.	28	(128,772)	52.50	07/15/22	(252)

Cognizant Technology Solutions Corp., Class A	3	(20,247)	87.50	07/15/22	(15)

ConocoPhillips	4	(35,924)	115.00	08/19/22	(240)

Constellation Brands, Inc., Class A	2	(46,612)	250.00	07/15/22	(140)

Costco Wholesale Corp.	2	(95,856)	455.00	10/21/22	(9,830)

Crown Castle International Corp.	2	(33,676)	175.00	07/15/22	(280)

Crown Holdings, Inc.	5	(46,085)	100.00	10/21/22	(2,150)

DaVita, Inc.	2	(15,992)	120.00	07/15/22	(10)

Dow, Inc.	30	(154,830)	57.50	09/16/22	(3,480)

Dow, Inc.	6	(30,966)	60.00	09/16/22	(414)

eBay, Inc.	2	(8,334)	55.00	07/15/22	(6)

EOG Resources, Inc.	2	(22,088)	123.20	07/15/22	(180)

FedEx Corp.	3	(68,013)	230.00	10/21/22	(5,400)

Ford Motor Co.	9	(10,017)	13.00	09/16/22	(315)

HP, Inc.	6	(19,668)	35.00	09/16/22	(972)

Intel Corp.	7	(26,187)	40.00	10/21/22	(1,218)

Johnson Controls International PLC	3	(14,364)	65.00	07/15/22	(30)

JPMorgan Chase & Co.	3	(33,783)	115.00	10/21/22	(1,935)

Kimberly-Clark Corp.	3	(40,545)	125.00	10/21/22	(4,050)

Kroger Co. (The)	3	(14,199)	60.00	07/15/22	(3)

Marathon Petroleum Corp.	5	(41,105)	87.50	07/15/22	(670)

Mastercard, Inc., Class A	5	(157,740)	320.00	10/21/22	(11,625)

Mastercard, Inc., Class A	2	(63,096)	310.00	10/21/22	(5,970)

McDonald’s Corp.	13	(320,944)	240.00	09/16/22	(19,045)

Merck & Co., Inc.	5	(45,585)	85.00	10/21/22	(4,575)

Micron Technology, Inc.	7	(38,696)	72.50	09/16/22	(497)

Microsoft Corp.	9	(231,147)	260.00	09/16/22	(12,780)

Mondelez International, Inc., Class A	3	(18,627)	60.00	09/16/22	(1,290)

Morgan Stanley	3	(22,818)	82.50	09/16/22	(717)

NextEra Energy, Inc.	7	(54,222)	72.50	09/16/22	(5,320)

NIKE, Inc., Class B	3	(30,660)	130.00	07/15/22	(9)

Omnicom Group, Inc.	3	(19,083)	80.00	07/15/22	(15)

Oracle Corp.	3	(20,961)	70.00	09/16/22	(1,215)

56	Annual Report | June 30, 2022

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2022

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

Exchange Traded Call Options Written (continued)

Palo Alto Networks, Inc.	3	$(148,182)	$500.00	09/16/22	$(12,600)

PayPal Holdings, Inc.	3	(20,952)	110.00	07/15/22	(6)

PepsiCo, Inc.	3	(49,998)	160.00	10/21/22	(3,855)

Pfizer, Inc.	5	(26,215)	50.00	09/16/22	(2,075)

Procter & Gamble Co. (The)	2	(28,758)	135.00	10/21/22	(2,770)

QUALCOMM, Inc.	6	(76,644)	135.00	08/19/22	(3,780)

Raytheon Technologies Corp.	4	(38,444)	95.00	09/16/22	(2,220)

Salesforce, Inc.	3	(49,512)	160.00	09/16/22	(4,860)

Starbucks Corp.	3	(22,917)	75.00	10/21/22	(1,995)

Texas Instruments, Inc.	18	(276,570)	155.00	10/21/22	(18,810)

Thermo Fisher Scientific, Inc.	2	(108,656)	510.00	09/16/22	(11,120)

Trade Desk, Inc. (The), Class A	5	(20,945)	70.00	07/15/22	(35)

Trex Co., Inc.	10	(54,420)	65.00	07/15/22	(200)

U.S. Bancorp	6	(27,612)	47.50	10/21/22	(1,530)

UnitedHealth Group, Inc.	10	(513,630)	470.00	09/16/22	(60,300)

Verizon Communications, Inc.	35	(177,625)	52.50	10/21/22	(4,270)

Visa, Inc., Class A	3	(59,067)	215.00	07/15/22	(126)

Walmart, Inc.	22	(267,476)	125.00	09/16/22	(9,350)

Wells Fargo & Co.	6	(23,502)	40.00	10/21/22	(1,830)

West Fraser Timber Co., Ltd.	5	(38,365)	90.00	08/19/22	(375)

Whirlpool Corp.	15	(232,305)	175.00	09/16/22	(7,200)

Total Exchange Traded Call Options Written (Premiums Received $(340,855))					$(305,310)

bridgewayfunds.com	57

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 6/30/2022:

		Assets Table
		Valuation Inputs
		Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$16,175,138	$–	$–	$16,175,138

U.S. Government Obligations	–	5,989,508	–	5,989,508

Money Market Fund	4,800,457	–	–	4,800,457

TOTAL	$20,975,595	$5,989,508	$–	$26,965,103

		Liabilities Table
		Valuation Inputs
		Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Written Options	$(636,405)	$(194,586)	$–	$(830,991)

TOTAL	$(636,405)	$(194,586)	$–	$(830,991)

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

58	Annual Report | June 30, 2022

THIS PAGE INTENTIONALLY LEFT BLANK

bridgewayfunds.com	59

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2022

ASSETS	Aggressive Investors 1	Ultra-Small Company
Investments at value(c)	$138,758,312	$85,963,017

Cash	–	–

Receivables:

Portfolio securities sold	–	1,028,795

Fund shares sold	2,336	340

Dividends and interest	76,352	32,129

Receivable from investment adviser	1,650	–

Deposits with brokers for future contracts	–	–

Prepaid expenses	26,614	10,703

Total assets	138,865,264	87,034,984

LIABILITIES

Payables:

Due to Broker (Options)	–	–

Portfolio securities purchased	–	883,933

Fund shares redeemed	8,000	–

Due to custodian	–	–

Loan payable	–	–

Payable upon return of securities loaned	3,246,864	7,540,408

Accrued Liabilities:

Investment adviser fees	–	60,152

Administration fees	507	248

Directors’ fees	636	482

Other	99,409	62,249

Put options written at value	–	–

Call options written at value	–	–

Total liabilities	3,355,416	8,547,472

NET ASSETS	$135,509,848	$78,487,512

NET ASSETS REPRESENT

Paid-in capital	$150,410,637	$72,260,852

Distributable earnings	(14,900,789)	6,226,660

NET ASSETS	$135,509,848	$78,487,512

Shares of common stock outstanding of $.001 par value(a)	2,352,061	2,678,055

Net asset value, offering price and redemption price per share	$57.61	$29.31

Total investments at cost	$151,144,408	$85,585,768

Premiums received on put options written	$–	$–

Premiums received on call options written	$–	$–

(a)	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

(b)	Redemption of shares held less than six months may be charged a 2% redemption fee. See Note 8.

(c)	Includes investments purchased with cash collateral for security lending, see Note 2.

See Notes to Financial Statements.

60	Annual Report | June 30, 2022

Ultra-Small Company Market		Small-Cap Value	Blue Chip	Managed Volatility

$211,614,875		$444,095,525	$326,316,396	$26,965,103

–		–	–	45

178,431		2,213,666	13,567,554	2,624,095

63,958		843,738	8,180	–

283,496		386,347	138,456	11,639

–		–	3,417	–

–		–	–	1,731,190

31,101		67,325	44,016	15,546

212,171,861		447,606,601	340,078,019	31,347,618

–		–	–	1,755,314

1,050,132		–	13,310,143	59,430

89,635		3,608,987	179,645	–

–		–	189,883	–

–		3,894,000	–	–

21,512,037		16,945,601	–	–

70,722		255,394	–	6,297

631		1,611	1,412	124

1,493		654	1,671	171

143,475		187,708	154,925	56,238

–		–	–	525,681

–		–	–	305,310

22,868,125		24,893,955	13,837,679	2,708,565

$189,303,736		$422,712,646	$326,240,340	$28,639,053

$207,050,270		$443,472,531	$116,198,040	$21,029,626

(17,746,534)		(20,759,885)	210,042,300	7,609,427

$189,303,736		$422,712,646	$326,240,340	$28,639,053

17,471,855		12,892,752	26,851,745	1,828,871

$10.83	(b)	$32.79	$12.15	$15.66

$233,298,355		$462,132,448	$160,380,194	$20,614,905

$–		$–	$–	$508,361

$–		$–	$–	$340,855

bridgewayfunds.com	61

STATEMENTS OF OPERATIONS
Year Ended June 30, 2022

	Aggressive Investors 1	Ultra-Small Company

INVESTMENT INCOME

Dividends	$2,313,098	$1,275,527

Less: foreign taxes withheld	(90,461)	–

Interest	583	773

Securities lending	64,795	280,845

Total Investment Income	2,288,015	1,557,145

EXPENSES

Investment advisory fees - Base fees	1,601,479	848,730

Investment advisory fees - Performance adjustment	(1,339,645)	–

Administration fees	7,384	3,918

Accounting fees	66,307	57,962

Transfer agent fees	104,249	52,236

Audit fees	19,400	16,100

Legal fees	16,288	8,773

Custody fees	7,636	13,544

Blue sky fees	24,457	10,705

Directors’ and officers’ fees	18,033	9,828

Shareholder servicing fees	102,158	29,691

Reports to shareholders	27,477	19,107

Insurance expenses	13,045	7,183

Miscellaneous expenses	17,903	9,951

Total Expenses	686,171	1,087,728

Less investment advisory fees waived and other expenses reimbursed	–	–

Net Expenses	686,171	1,087,728

NET INVESTMENT INCOME (LOSS)	1,601,844	469,417

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized Gain (Loss) on:

Investments	4,550,438	21,533,226

Foreign Currency Transactions	(684)	–

Written options	–	–

Futures contracts	–	–

Net Realized Gain	4,549,754	21,533,226

Change in Unrealized Appreciation (Depreciation) on:

Investments	(48,935,355)	(44,067,784)

Foreign Currency Transactions	(73)	–

Written options	–	–

Net Change in Unrealized Appreciation (Depreciation)	(48,935,428)	(44,067,784)

Net Realized and Unrealized Loss on Investments	(44,385,674)	(22,534,558)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(42,783,830)	$(22,065,141)

See Notes to Financial Statements.

62	Annual Report | June 30, 2022

Ultra-Small Company Market	Small-Cap Value	Blue Chip	Managed Volatility

$3,013,309	$5,398,507	$7,956,717	$262,945

–	(13,225)	–	(23)

4,312	2,908	220	19,339

1,286,845	54,663	–	–

4,304,466	5,442,853	7,956,937	282,261

1,348,856	2,609,752	324,109	196,814

–	52,756	–	–

11,217	17,936	16,808	1,363

87,713	97,275	93,261	52,859

140,545	136,913	94,140	37,580

27,500	21,100	29,400	18,100

27,357	31,748	36,628	2,979

35,481	30,988	11,249	6,268

73,812	78,296	35,312	24,609

28,708	43,486	40,412	3,380

229,532	385,972	107,707	22,765

40,200	64,727	86,147	15,535

24,913	16,145	31,211	2,451

24,378	33,935	36,737	6,328

2,100,212	3,621,029	943,121	391,031

(76,926)	–	(335,376)	(81,991)

2,023,286	3,621,029	607,745	309,040

2,281,180	1,821,824	7,349,192	(26,779)

44,920,024	8,063,222	63,077,617	(581,811)

–	–	–	–

–	–	–	1,493,467

–	–	–	386,866

44,920,024	8,063,222	63,077,617	1,298,522

(140,034,510)	(56,619,680)	(100,719,791)	(3,524,246)

–	–	–	–

–	–	–	(84,203)

(140,034,510)	(56,619,680)	(100,719,791)	(3,608,449)

(95,114,486)	(48,556,458)	(37,642,174)	(2,309,927)

$(92,833,306)	$(46,734,634)	$(30,292,982)	$(2,336,706)

bridgewayfunds.com	63

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Ultra-Small Company

	Year Ended June 30,		Year Ended June 30,

	2022	2021	2022	2021

OPERATIONS

Net investment income	$1,601,844	$2,058,593	$469,417	$389,299

Net realized gain on investments	4,549,754	27,414,505	21,533,226	9,796,782

Net change in unrealized appreciation (depreciation) on investments	(48,935,428)	34,799,004	(44,067,784)	50,056,987

Net increase (decrease) in net assets resulting from operations	(42,783,830)	64,272,102	(22,065,141)	60,243,068

DISTRIBUTIONS:

From net investment income and net realized gains	(16,041,315)	(1,732,414)	(18,903,156)	–

Net decrease in net assets from distributions	(16,041,315)	(1,732,414)	(18,903,156)	–

SHARE TRANSACTIONS:

Proceeds from sale of shares	2,952,377	2,136,945	1,195,128	1,088,923

Proceeds from shares issued in connection with acquisition from Plan of Reorganization(a)	–	–	–	–

Reinvestment of distributions	15,459,881	1,638,001	17,262,121	–

Cost of shares redeemed	(14,325,323)	(18,794,352)	(8,593,146)	(9,251,627)

Redemption fees	–	–	–	–

Net increase (decrease) in net assets resulting from share transactions	4,086,935	(15,019,406)	9,864,103	(8,162,704)
Net increase (decrease) in net assets	(54,738,210)	47,520,282	(31,104,194)	52,080,364

NET ASSETS:

Beginning of year	190,248,058	142,727,776	109,591,706	57,511,342

End of year	$135,509,848	$190,248,058	$78,487,512	$109,591,706

SHARES ISSUED & REDEEMED
Issued	37,715	29,281	34,955	40,314
Shares issued in reorganization	–	–	–	–
Distributions reinvested	200,674	23,370	526,927	–
Redeemed	(189,203)	(272,131)	(242,903)	(287,845)
Net increase (decrease)	49,186	(219,480)	318,979	(247,531)
Outstanding at beginning of year	2,302,875	2,522,355	2,359,076	2,606,607
Outstanding at end of year	2,352,061	2,302,875	2,678,055	2,359,076

(a)	See Note 9 - Reorganization in the Notes to Financial Statements.

See Notes to Financial Statements.

64	Annual Report | June 30, 2022

Ultra-Small Company Market		Small-Cap Value

Year Ended June 30,		Year Ended June 30,

2022	2021	2022	2021

$2,281,180	$1,998,880	$1,821,824	$378,966

44,920,024	19,005,394	8,063,222	12,764,810

(140,034,510)	124,778,419	(56,619,680)	35,004,764

(92,833,306)	145,782,693	(46,734,634)	48,148,540

(53,624,949)	(6,648,679)	(18,530,494)	(341,445)

(53,624,949)	(6,648,679)	(18,530,494)	(341,445)

64,813,031	167,302,221	486,184,203	256,235,664

–	–	31,498,261	–

50,228,114	6,293,685	17,763,527	323,105

(166,278,783)	(76,694,671)	(338,154,556)	(43,730,499)

484,129	426,353	–	–

(50,753,509)	97,327,588	197,291,435	212,828,270

(197,211,764)	236,461,602	132,026,307	260,635,365

386,515,500	150,053,898	290,686,339	30,050,974

$189,303,736	$386,515,500	$422,712,646	$290,686,339

4,188,288	9,117,423	13,083,837	7,480,642

–	–	870,985	–

3,734,432	455,404	486,768	13,808

(10,161,577)	(4,934,214)	(9,514,667)	(1,347,670)

(2,238,857)	4,638,613	4,926,923	6,146,780

19,710,712	15,072,099	7,965,829	1,819,049

17,471,855	19,710,712	12,892,752	7,965,829

bridgewayfunds.com	65

STATEMENT OF CHANGES IN NET ASETS (continued)

	Blue Chip		Managed Volatility
	Year Ended June 30,		Year Ended June 30,

	2022	2021	2022	2021

OPERATIONS

Net investment income (loss)	$7,349,192	$9,374,239	$(26,779)	$(21,885)

Net realized gain on investments	63,077,617	98,537,719	1,298,522	711,589

Net change in unrealized appreciation (depreciation) on investments	(100,719,791)	40,856,217	(3,608,449)	3,839,812

Net increase (decrease) in net assets resulting from operations	(30,292,982)	148,768,175	(2,336,706)	4,529,516

DISTRIBUTIONS:

From net investment income and net realized gains	(68,208,154)	(91,100,282)	(330,370)	(1,473,611)

Net decrease in net assets from distributions	(68,208,154)	(91,100,282)	(330,370)	(1,473,611)

SHARE TRANSACTIONS:

Proceeds from sale of shares	37,327,153	60,420,912	3,754,159	9,488,495

Proceeds from shares issued in connection with acquisition from Plan of Reorganization	–	–	–	–

Reinvestment of distributions	67,289,920	83,703,120	311,148	1,374,622

Cost of shares redeemed	(112,061,945)	(247,005,654)	(8,918,751)	(7,142,381)

Net increase (decrease) in net assets resulting from share transactions	(7,444,872)	(102,881,622)	(4,853,444)	3,720,736

Net increase (decrease) in net assets	(105,946,008)	(45,213,729)	(7,520,520)	6,776,641

NET ASSETS:

Beginning of year	432,186,348	477,400,077	36,159,573	29,382,932

End of year	$326,240,340	$432,186,348	$28,639,053	$36,159,573

SHARES ISSUED & REDEEMED

Issued	2,601,961	3,926,283	219,063	573,942

Shares issued in reorganization	–	–	–	–

Distributions reinvested	4,689,193	6,141,095	18,122	85,433

Redeemed	(7,729,742)	(16,963,300)	(518,753)	(437,858)
Net increase (decrease)	(438,588)	(6,895,922)	(281,568)	221,517

Outstanding at beginning of year	27,290,333	34,186,255	2,110,439	1,888,922

Outstanding at end of year	26,851,745	27,290,333	1,828,871	2,110,439

See Notes to Financial Statements.

66	Annual Report | June 30, 2022

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

AGGRESSIVE INVESTORS 1

	Year Ended June 30
	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$82.61	$56.59	$62.01	$74.05	$66.37

Income from Investment Operations:

Net Investment Income(a)	0.69	0.86	0.61	0.98	0.23

Net Realized and Unrealized Gain (Loss)	(18.56)	25.88	(5.21)	(6.93)	7.45

Total from Investment Operations	(17.87)	26.74	(4.60)	(5.95)	7.68

Less Distributions to Shareholders from:

Net Investment Income	(0.83)	(0.72)	(0.82)	(1.21)	–

Net Realized Gain	(6.30)	–	–	(4.88)	–

Total Distributions	(7.13)	(0.72)	(0.82)	(6.09)	–

Net Asset Value, End of Year	$57.61	$82.61	$56.59	$62.01	$74.05

Total Return	(23.81%)	47.48%	(7.53%)	(6.67%)	11.57%(b)

Ratios and Supplemental Data:

Net Assets, End of Year (in 000’s)	$135,510	$190,248	$142,728	$181,367	$227,562

Expenses Before Waivers and Reimbursements	0.39%(c)	0.34%(c)	0.28%(c)	0.35%(c)	0.96%

Expenses After Waivers and Reimbursements	0.39%	0.34%	0.28%	0.35%	0.96%

Net Investment Income After Waivers and Reimbursements	0.90%	1.22%	1.04%	1.52%	0.31%

Portfolio Turnover Rate	64%	88%	125%	102%	105%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States; consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)

For years ended June 30, 2022, June 30, 2021, June 30, 2020 and June 30, 2019 the expense ratios were significantly lower than in other periods, due to a negative performance adjustment to the investment advisory fee. Please refer to Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.

See Notes to Financial Statements.

bridgewayfunds.com	67

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

ULTRA-SMALL COMPANY

	Year Ended June 30

	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$46.46	$22.06	$24.16	$32.13	$30.04

Income from Investment Operations:
Net Investment Income (Loss)(a)	0.19	0.16	(0.02)	0.28	(0.04)
Net Realized and Unrealized Gain (Loss)	(9.11)	24.24	(1.80)	(5.14)	2.73

Total from Investment Operations	(8.92)	24.40	(1.82)	(4.86)	2.69

Less Distributions to Shareholders from:

Net Investment Income	(0.24)	–	(0.28)	(0.01)	(0.41)

Net Realized Gain	(7.99)	–	–	(3.10)	(0.19)

Total Distributions	(8.23)	–	(0.28)	(3.11)	(0.60)

Net Asset Value, End of Year	$29.31	$46.46(b)	$22.06	$24.16	$32.13

Total Return	(21.04%)	110.61%	(7.63%)	(14.48%)	9.13%

Ratios and Supplemental Data:

Net Assets, End of Year (in 000’s)	$78,488	$109,592	$57,511	$74,005	$96,754

Expenses Before Waivers and Reimbursements	1.15%	1.19%	1.32%	1.21%	1.18%

Expenses After Waivers and Reimbursements	1.15%	1.19%	1.32%	1.21%	1.18%

Net Investment Income (Loss) After Waivers and Reimbursements	0.50%	0.48%	(0.09%)	1.00%	(0.14%)

Portfolio Turnover Rate	109%	82%	104%	93%	89%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States; consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements.

68	Annual Report | June 30, 2022

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

ULTRA-SMALL COMPANY MARKET

	Year Ended June 30

	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$19.61	$9.96	$11.34	$15.81	$14.93

Income from Investment Operations:
Net Investment Income(a)	0.13	0.13	0.13	0.11	0.08
Net Realized and Unrealized Gain (Loss)	(5.43)	9.98	(1.36)	(2.93)	2.76

Total from Investment Operations	(5.30)	10.11	(1.23)	(2.82)	2.84

Less Distributions to Shareholders from:

Net Investment Income	(0.12)	(0.14)	(0.15)	(0.08)	(0.02)

Net Realized Gain	(3.39)	(0.35)	–	(1.57)	(1.94)

Total Distributions	(3.51)	(0.49)	(0.15)	(1.65)	(1.96)

Paid-in Capital from Redemption Fees(a)	0.03	0.03	0.00(b)	0.00(b)	0.00(b)

Net Asset Value, End of Year	$10.83	$19.61	$9.96	$11.34	$15.81

Total Return	(30.38%)(c)	103.83%	(10.99%)(c)	(16.98%)(c)	20.86%(c)

Ratios and Supplemental Data:

Net Assets, End of Year (in 000’s)	$189,304	$386,516	$150,054	$236,371	$378,144

Expenses Before Waivers and Reimbursements	0.78%	0.75%	0.82%	0.77%	0.75%

Expenses After Waivers and Reimbursements	0.75%	0.75%	0.75%	0.75%	0.75%

Net Investment Income After Waivers and Reimbursements	0.85%	0.83%	1.27%	0.84%	0.52%
Portfolio Turnover Rate	47%	52%	51%	38%	35%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

SMALL-CAP VALUE

	Year Ended June 30

	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$36.49	$16.52	$20.24	$29.60	$24.82

Income from Investment Operations:
Net Investment Income(a)	0.15	0.12	0.19	0.47	0.20
Net Realized and Unrealized Gain (Loss)	(2.12)	20.05	(3.40)	(5.72)	4.81

Total from Investment Operations	(1.97)	20.17	(3.21)	(5.25)	5.01

Less Distributions to Shareholders from:

Net Investment Income	(0.10)	(0.20)	(0.51)	(0.74)	(0.23)

Net Realized Gain	(1.63)	–	–	(3.37)	–

Total Distributions	(1.73)	(0.20)	(0.51)	(4.11)	(0.23)

Net Asset Value, End of Year	$32.79	$36.49	$16.52	$20.24	$29.60

Total Return	(5.81%)	122.77%	(16.43%)(b)	(17.12%)(b)	20.32%(b)

Ratios and Supplemental Data:

Net Assets, End of Year (in 000’s)	$422,713	$290,686	$30,051	$49,652	$69,317

Expenses Before Waivers and Reimbursements	0.83%	0.91%	1.12%	1.00%	0.94%

Expenses After Waivers and Reimbursements	0.83%	0.91%	0.94%	0.94%	0.94%

Net Investment Income After Waivers and Reimbursements	0.42%	0.40%	1.01%	1.97%	0.74%

Portfolio Turnover Rate	95%	91%	87%	84%	78%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

70	Annual Report | June 30, 2022

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

BLUE CHIP

	Year Ended June 30

	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$15.84	$13.96	$14.99	$14.62	$13.71

Income from Investment Operations:
Net Investment Income(a)	0.27	0.31	0.33	0.34	0.31
Net Realized and Unrealized Gain (Loss)	(1.34)	4.73	0.28	1.75	1.33

Total from Investment Operations	(1.07)	5.04	0.61	2.09	1.64

Less Distributions to Shareholders from:

Net Investment Income	(0.30)	(0.35)	(0.32)	(0.31)	(0.31)

Net Realized Gain	(2.32)	(2.81)	(1.32)	(1.41)	(0.42)

Total Distributions	(2.62)	(3.16)	(1.64)	(1.72)	(0.73)

Net Asset Value, End of Year	$12.15	$15.84	$13.96	$14.99	$14.62

Total Return(b)	(9.32%)	39.75%	3.49%	16.26%	11.98%

Ratios and Supplemental Data:

Net Assets, End of Year (in 000’s)	$326,240	$432,186	$477,400	$505,029	$567,513

Expenses Before Waivers and Reimbursements	0.23%	0.24%	0.27%	0.25%	0.22%

Expenses After Waivers and Reimbursements	0.15%	0.15%	0.15%	0.15%	0.15%

Net Investment Income After Waivers and Reimbursements	1.81%	2.07%	2.28%	2.28%	2.17%

Portfolio Turnover Rate	24%	7%	15%	20%	14%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

MANAGED VOLATILITY

	Year Ended June 30

	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$17.13	$15.56	$15.05	$15.75	$14.79

Income from Investment Operations:

Net Investment Income (Loss)(a)	(0.01)	(0.01)	0.12	0.16	0.10

Net Realized and Unrealized Gain (Loss)	(1.28)	2.35	0.55	0.06	0.95

Total from Investment Operations	(1.29)	2.34	0.67	0.22	1.05

Less Distributions to Shareholders from:

Net Investment Income	–	–	(0.16)	(0.31)	(0.09)

Net Realized Gain	(0.18)	(0.77)	–	(0.61)	–

Total Distributions	(0.18)	(0.77)	(0.16)	(0.92)	(0.09)

Net Asset Value, End of Year	$15.66	$17.13	$15.56	$15.05	$15.75

Total Return(b)	(7.62%)	15.33%	4.45%	1.74%	7.11%

Ratios and Supplemental Data:

Net Assets, End of Year (in 000’s)	$28,639	$36,160	$29,383	$30,657	$32,816

Expenses Before Waivers and Reimbursements	1.19%	1.21%	1.27%	1.24%	1.20%

Expenses After Waivers and Reimbursements	0.94%	0.94%	0.94%	0.94%	0.94%

Net Investment Income (Loss) After Waivers and Reimbursements	(0.08%)	(0.07%)	0.77%	1.06%	0.64%

Portfolio Turnover Rate	66%	41%	68%	69%	50%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

June 30, 2022

1.	Organization

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with eight investment funds as of June 30, 2022. The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Value, Blue Chip, and Managed Volatility Funds are presented in this report (each is referred to as a “Fund” and collectively, the “Funds”). The Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are included in a separate report.

Small-Cap Growth Fund was reorganized into Small-Cap Value Fund on September 24, 2021. (See Note 9).

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of June 30, 2022, 130,000,000 shares have been classified into the Blue Chip Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Aggressive Investors 1, Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, and Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

The Ultra-Small Company Fund is open to existing investors (direct only).

The Funds are no-load, diversified funds.

The Aggressive Investors 1 Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three-year intervals or more).

The Ultra-Small Company, Ultra-Small Company Market, and Small-Cap Value Funds seek to provide a long-term total return-on-capital, primarily through capital appreciation.

The Blue Chip Fund seeks to provide long-term total return on capital, primarily through capital appreciation, but also some income.

The Managed Volatility Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, LLC (the “Adviser”) is the investment adviser for all of the Funds.

2.	Significant Accounting Policies:

Following is a summary of significant accounting policies that are followed in the preparation of the financial statements of the Funds. They are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities, Options, Futures, and Other Investments Valuation Other than options, securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their primary exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Fixed income securities are valued on the basis that incorporates market observable data such as reported sales of similar securities, broker quotes, bids, offers and current market quotations by a pricing service. Options are valued at the close if

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

there is trading volume, and if there is no trading volume, the options are valued at the bid on long positions and the ask on the short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations, or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain US Government and sovereign obligations, most government agency securities, investment-grade corporate bonds, and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of June 30, 2022 is included with each Fund’s Schedule of Investments.

Details regarding material transfers into, and material transfers out of, Level 3, if any, can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

Securities Lending Upon lending its securities to third parties, each participating Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. The

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

remaining contractual maturity of all securities lending transactions is overnight and continuous. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any unrealized gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related cash collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Funds or the borrower at any time. During the year ended June 30, 2022 the Blue Chip and Managed Volatility Funds did not have any securities lending transactions.

The following table is a summary of the Funds’ payable upon return of securities loaned and related cash collateral, which are subject to a netting agreement as of June 30, 2022:

				Gross Amount Not Offset in the Statements of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount

Aggressive Investors 1
Securities lending	$3,246,864	$–	$3,246,864	$–	$3,246,864	$–
Ultra-Small Company
Securities lending	$7,540,408	–	$7,540,408	–	$7,540,408	–
Ultra-Small Company Market
Securities lending	$21,512,037	–	$21,512,037	–	$21,512,037	–
Small-Cap Value
Securities lending	$16,945,601	–	$16,945,601	–	$16,945,601	–

[1]	Securities loaned with a value of $91,781 in Ultra-Small Company Market have been sold and are pending settlement on June 30, 2022.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

The following table summarizes the securities received as non-cash collateral and cash collateral for securities lending:

	Non-Cash Collateral
Fund	Collateral Type	Coupon Range	Maturity Date Range	Market Value	Cash Collateral	Total Collateral	Market Value of Securities on Loan

Aggressive Investors 1
Securities lending	U.S.Gov’t Obligations	0.13%- 4.75%	10/31/22- 05/15/52	$1,220,219	$3,246,864	$4,467,083	$4,350,581
Ultra-Small Company
Securities lending	U.S.Gov’t Obligations	0.00%- 4.75%	07/31/22- 05/15/52	$3,717,725	$7,540,408	$11,258,133	$10,774,123
Ultra-Small Company Market
Securities lending	U.S.Gov’t Obligations	0.00%- 4.63%	07/31/22- 11/15/51	$1,177,428	$21,512,037	$22,689,465	$21,502,560
Small-Cap Value
Securities lending	U.S.Gov’t Obligations	0.00%- 4.75%	07/14/22- 05/15/52	$7,083,332	$16,945,601	$24,028,933	$22,899,957

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2022, the collateral consisted of an institutional government money market fund and US Government Obligations.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk The Funds maintain cash and securities in its custody account, maintained by a high-credit, quality financial institution. Cash balances may, at times, exceed the FDIC insurance limit. Cash balances are generally invested in a short-term investment vehicle, which minimizes the risk of cash balances exceeding the FDIC insurance limit.

Sector Concentration Risk Companies with similar characteristics may be grouped together in broad categories called sectors. Although the Fund seeks investments across a number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors. A certain sector may underperform other sectors or the market as a whole. As more assets are held in a specific sector, a Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Risks and Uncertainties The Funds provide for various investment options, including stocks, bonds, and call and put options. Such investments are exposed to risks, such as interest rate, market, and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. COVID-19 has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. Instability in the United States, European and other credit markets has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

for borrowed money and tightening underwriting standards. In addition, stock prices as well as yield could be negatively impacted to the extent that issuers of equity securities cancel or announce the suspension of dividends or share buybacks. The COVID-19 pandemic could continue to inhibit global, national, and local economic activity, and constrain access to capital and other sources of funding. Various recent government interventions have been aimed at curtailing the distress to financial markets caused by the COVID-19 outbreak. There can be no guarantee that these or other economic stimulus plans (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effect. In addition, an unexpected or quick reversal of such policies could increase market volatility, which could adversely affect a Fund’s investments. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to a Fund and could negatively affect Fund performance and the value of your investment in a Fund.

Security Transactions, Investment Income, and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly as related to the Managed Volatility Fund, discounts and premiums are accreted/amortized using the effective interest method. Income from the securities lending program is recorded when earned from the securities lending agent and reflected in the Statement of Operations under “Securities lending.”

Fund expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Derivatives The Funds’ use of derivatives for the year ended June 30, 2022 was limited to futures contracts, purchased options, and written options. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds, categorized by primary underlying risk.

Primary Underlying Risk/Fund	Derivative Assets	Derivative Liabilities	Location on Statement of Assets and Liabilities

Equity Risk
Managed Volatility:
Written Put Options	–	$525,681	Put options written at value
Written Call Options	–	305,310	Call options written at value

Primary Underlying Risk/Fund	Amount of Realized Gain (Loss) on Derivatives	Amount of Unrealized Gain (Loss) on Derivatives	Location of Gain (Loss) in the Statement of Operations

Equity Risk
Managed Volatility:
Written Options	$1,493,466		Realized Gain (Loss) on Written Options Change in Unrealized Appreciation (Depreciation) on Written Options Realized Gain (Loss) on Futures Contracts
		$(84,203)
Futures Contracts	$386,866	–

The derivative instruments outstanding as of June 30, 2022, as disclosed in the Schedule of Investments, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended June 30, 2022, as disclosed in the Statements of Operations, serve as indicators of the volume of derivatives activity for the Funds.

Futures Contracts The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk, and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

to the broker an amount of cash or US Government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, such Fund agrees to receive from, or pay to, the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized appreciation or depreciation. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Funds, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of June 30, 2022, the Funds had no open futures contracts.

Options The Aggressive Investors 1 Fund may buy and sell calls and puts to increase or decrease the Fund’s exposure to stock market risk or for purposes of diversification of risk. The Managed Volatility Fund may buy and sell calls and puts to reduce the Fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in such Fund’s Schedule of Investments as an investment and subsequently marked-to-market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by such Fund is included in its Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option that a Fund has written either expires on its stipulated expiration date, or if such Fund enters into a closing purchase transaction, that Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, such Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that such Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts The Aggressive Investors 1 and Managed Volatility Funds may write call options on a covered basis; that is, a Fund will own the underlying security, or a Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes.

Outstanding written options as of June 30, 2022 for the Managed Volatility Fund are included in the Schedule of Investments. The Aggressive Investors 1 Fund had no transactions in written options during the year ended June 30, 2022.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3.	Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1 Fund and Small-Cap Value Fund each have management fees that are comprised of a base fee, which is applied to the Fund’s average annual net assets, and a performance adjustment, which adjusts the fee upward or

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

downward depending on a Fund’s performance relative to the applicable market index over a rolling five-year performance period, and is applied to the Fund’s average daily net assets over this performance period.

Because the performance adjustment is based on a Fund’s performance relative to the applicable market index, and not the Fund’s absolute performance, the performance adjustment could increase the Adviser’s fee even if the Fund’s shares lose value over the performance period, provided that the Fund outperformed its market index, or could decrease the Adviser’s fee even if the Fund’s shares increase in value during the performance period, provided that the Fund underperformed its market index. Also, depending on a Fund’s performance relative to the applicable market index over the rolling five-year performance period, the performance adjustment could increase the Adviser’s fee even if the Fund has experienced underperformance relative to its market index in the short-term, or could decrease the Adviser’s fee even if the Fund has experienced outperformance relative to its market index in the short-term. However, no performance fee adjustment will be applied to the Adviser’s fee if the cumulative difference between a Fund’s performance and that of the applicable market index is less than or equal to 2% over the rolling five-year performance period.

Additionally, because the base fee is applied to average annual net assets, and the performance adjustment is calculated over a rolling five-year performance period, it is possible that if a Fund underperforms the applicable market index significantly over the performance period, and the Fund’s assets have declined significantly over that performance period, the negative performance adjustment may exceed the base fee. In this event, the Adviser would make a payment to the Fund.

Aggressive Investors 1: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% of the next $500 million and 0.80% of any net assets in excess of $1 billion.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company: The Fund pays advisory fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period when the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market: The Fund’s advisory fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of each Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Value Index, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund Performance and the Index performance is less than or equal to 2%.

Blue Chip: The Fund’s advisory fee is a flat 0.08% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Managed Volatility: The Fund’s advisory fee is a flat 0.60% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and management fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the year ended June 30, 2022. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Year Ended 06/30/22

Aggressive Investors 1	1.75%	$–
Ultra-Small Company	1.85%	–
Ultra-Small Company Market	0.75%	76,926
Small-Cap Value	0.94%	–
Blue Chip	0.15%	335,376
Managed Volatility	0.94%	81,991

Other Related Party Transactions: The Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews a report on inter-portfolio trades quarterly. Inter-portfolio purchases and sales during the year ended June 30, 2022 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Aggressive Investors 1	$ 1,966,880	$–
Ultra-Small Company	13,861,316	19,119,036
Ultra-Small Company Market	6,663,336	30,209,643
Small-Cap Value	18,883,015	13,131,130
Blue Chip	–	1,966,880

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds, including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds;(iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an annual aggregate fee of $150,000, payable in equal monthly installments. For the allocation of this expense to each of the Funds, please see the Statements of Operations.

Board of Directors Compensation Independent Directors are paid an annual retainer of $20,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. In addition, effective November 11, 2021 Independent Directors are paid $14,000 per meeting for meeting fees. Prior to November 11, 2021 the meeting fee was $12,000. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

Independent Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Funds.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

4.	Distribution Agreement:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares, pursuant to a Distribution Agreement dated September 30, 2021. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5.	Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended June 30, 2022 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	$–	$112,148,283	$–	$121,012,926
Ultra-Small Company	–	102,686,712	–	110,658,770
Ultra-Small Company Market	–	128,560,049	–	228,283,575
Small-Cap Value	–	563,530,927	–	409,200,428
Blue Chip	–	94,686,586	–	162,907,427
Managed Volatility	–	13,613,123	–	12,844,901

6.	Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/depreciation and the cost of investment securities for tax purposes, including short-term securities as of June 30, 2022, were as follows:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Gross appreciation (excess of value over tax cost)	$15,383,294	$14,239,885	$36,453,032
Gross depreciation (excess of tax cost over value)	(27,769,390)	(13,877,704)	(58,141,419)
Net unrealized appreciation (depreciation)	$(12,386,096)	$362,181	$(21,688,387)
Cost of investments for income tax purposes	$151,144,408	$85,600,836	$233,303,262

	Small-Cap Value	Blue Chip	Managed Volatility
Gross appreciation (excess of value over tax cost)	$32,606,691	$179,944,551	$7,045,779
Gross depreciation (excess of tax cost over value)	(51,086,231)	(15,655,481)	(803,874)
Net unrealized appreciation (depreciation)	$(18,479,540)	$164,289,070	$6,241,905
Cost of investments for income tax purposes	$462,575,065	$162,027,326	$20,723,198

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale and straddle loss deferrals.

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2022 and June 30, 2021 respectively, are as follows:

	Aggressive Investors 1		Ultra-Small Company
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
Distributions paid from:
Ordinary Income	$1,913,699	$1,732,414	$4,776,033	$–
Long-Term Capital Gain	14,127,616	–	14,127,123	–
Total	$16,041,315	$1,732,414	$18,903,156	$–

	Ultra-Small Company Market		Small-Cap Value
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
Distributions paid from:
Ordinary Income	$1,841,115	$1,880,651	$12,576,425	$341,445
Long-Term Capital Gain	51,783,834	4,768,028	5,954,069	–
Total	$53,624,949	$6,648,679	$18,530,494	$341,445

	Blue Chip		Managed Volatility
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
Distributions paid from:
Ordinary Income	$7,707,659	$9,979,722	$146,278	$–
Long-Term Capital Gain	60,500,495	81,120,560	184,092	1,473,611
Total	$68,208,154	$91,100,282	$330,370	$1,473,611

Components of Accumulated Earnings As of June 30, 2022, the components of accumulated earnings on a tax basis were:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Accumulated Net Investment Income	$–	$–	$1,949,019
Capital Loss Carryovers	–	–	–
Accumulated Net Realized Gain on Investments	–	12,493,629	1,992,833
Qualified Late Year Deferred Losses*	(2,514,682)	(6,629,149)	–
Other Temporary Differences**	–	–	–
Net Unrealized (Depreciation) Appreciation of Investments	(12,386,107)	362,180	(21,688,386)
Total	$(14,900,789)	$6,226,660	$(17,746,534)

82	Annual Report | June 30, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

	Small-Cap Value	Blue Chip	Managed Volatility
Accumulated Net Investment Income	$–	$2,635,655	$–
Capital Loss Carryovers	–	–	–
Accumulated Net Realized Gain on Investments	–	43,117,575	1,361,421
Qualified Late Year Deferred Losses*	(2,280,345)	–	–
Other Temporary Differences**	–	–	(12,124)
Net Unrealized (Depreciation) Appreciation of Investments	(18,479,540)	164,289,070	6,260,130
Total	$(20,759,885)	$210,042,300	$7,609,427

*

Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2023. The Ultra-Small Company Fund has elected to defer qualified short term losses of $(6,629,149). The Small-Cap Value Fund has elected to defer qualified short term and long term gains (losses) of $(2,280,345). The Aggressive Investors 1 Fund has elected to defer late-year ordinary, short term and long term capital gains (losses) of $(2,514,682). The Ultra-Small Company Market, Blue Chip and Managed Volatility Funds have no deferred qualified ordinary late-year losses, short term capital losses or long term capital losses.

**	Includes other temporary differences of $(12,124) for deferred straddle losses outstanding.

For the fiscal year June 30, 2022, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Paid-In Capital	$14,690	$510,366	$6,839,365
Distributable Earnings	(14,690)	(510,366)	(6,839,365)

	Increase (Decrease)
	Small-Cap Value	Blue Chip	Managed Volatility
Paid-In Capital	$(8,217,491)	$5,276,786	$(26,780)
Distributable Earnings	8,217,491	(5,276,786)	26,780

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes, excess distributions, the write-off of unused net operating loss, redesignation of dividends paid, investments in PFICs and the unrealized gains/(losses) from the reorganization of the Small-Cap Growth Fund into the Small-Cap Value Fund.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in the individual Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7.	Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 9, 2022. Advances under the Facility are limited to $15,000,000 in total for all Funds, and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a commitment fee of 0.10% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-Month Eurodollar Rate. The

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

facility fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Fund.

For the year ended June 30, 2022, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Aggressive Investors 1	1.54%	$635,727	55	$1,492	$2,025,000
Ultra-Small Company	1.40%	851,691	162	5,374	2,888,000
Ultra-Small Company Market	1.34%	3,064,389	108	12,293	15,000,000
Small-Cap Value	1.80%	4,448,616	138	30,648	15,000,000
Blue Chip	1.47%	687,823	266	7,481	9,757,000
Managed Volatility	1.34%	1,124,286	7	292	1,533,000
[1]Interest expense is included on the Statements of Operations in Miscellaneous expenses.

On June 30, 2022, Small Cap Value Fund had loans outstanding in the amount of $3,894,000, exclusive of interest payable on the loans.

8.	Redemption Fees

In Ultra-Small Company Market Fund, a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

9.	Reorganization

On September 22, 2021, the shareholders of the Small-Cap Growth Fund approved a Plan of Reorganization between the Small-Cap Growth Fund and Small-Cap Value Fund providing for (i) the conversion of the shares of the Small-Cap Growth Fund into shares of the Small-Cap Value Fund and (ii) the transfer to the Small-Cap Value Fund of all of the property and assets of the Small-Cap Growth Fund. The acquisition was accomplished by a tax free exchange of 870,985 shares of Small-Cap Value Fund (valued at $31,498,261) for all 1,005,587 shares outstanding of the Small-Cap Growth Fund on September 24, 2021. The investment portfolio of Small-Cap Growth Fund with a fair value of $31,605,638 and a cost basis of $23,454,026 was the principal asset acquired by the Small-Cap Value Fund. For financial reporting purposes, assets received and shares issued by Small-Cap Value were recorded at fair value; however, the cost basis of the investments received from Small-Cap Growth Fund was carried forward to align ongoing reporting of Small-Cap Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Small-Cap Growth Fund’s net assets at that date ($31,498,261), including $8,151,612 of unrealized appreciation, were combined with those of Small-Cap Value Fund. The aggregate net assets of Small-Cap Value Fund immediately before the acquisition were $307,363,287. All costs (except for brokerage costs) associated with the Plan of Reorganization were paid by the Adviser.

10.	Subsequent Events

On May 12, 2022, the Board of Directors of Bridgeway Funds, Inc., on behalf of the Blue Chip Fund (“BC Fund”), approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Blue Chip Fund into EA Bridgeway Blue Chip ETF (the “BC ETF”), a newly-organized series of the EA Series Trust. Under the Plan, the BC Fund will transfer all of its assets and liabilities to the BC ETF in exchange for shares of the BC ETF, which will be distributed to shareholders of the BC Fund at the same total value as held in the BC Fund immediately prior to the reorganization. The Plan is subject to approval by the shareholders of the BC Fund.

84	Annual Report | June 30, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

June 30, 2022

To the Board of Directors of Bridgeway Funds, Inc.

and the Shareholders of Aggressive Investors 1 Fund, Ultra-Small Company Fund,

Ultra-Small Company Market Fund, Small-Cap Value Fund,

Blue Chip Fund, and Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Value Fund, Blue Chip Fund, and Managed Volatility Fund, each a series of shares of beneficial interest in Bridgeway Funds, Inc. (the “Funds”), including the schedules of investments, as of June 30, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Bridgeway Funds, Inc. since 2005.

Philadelphia, Pennsylvania

August 25, 2022

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OTHER INFORMATION

June 30, 2022 (Unaudited)

1.	Shareholder Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders, based upon each Fund’s income and distributions for the taxable year ended June 30, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2021.

The Funds report the following items with regard to distributions paid during the fiscal year ended June 30, 2022 All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations there under.

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Corporate Dividends Received Deduction	85.49%	24.82%	96.09%
Qualified Dividend Income	97.16%	25.24%	94.68%
Qualified Interest Related Dividends	0.02%	0.08%	0.01%
Qualified Short Term Capital Gain Dividends	0.00%	100.00%	0.00%
U.S. Government Income	0.00%	0.00%	0.00%

	Small-Cap Value	Blue Chip	Managed Volatility
Corporate Dividends Received Deduction	48.68%	100.00%	100.00%
Qualified Dividend Income	15.45%	100.00%	100.00%
Qualified Interest Related Dividends	0.11%	0.01%	0.00%
Qualified Short Term Capital Gain Dividends	100.00%	0.00%	100.00%
U.S. Government Income	0.00%	0.00%	0.00%

US Government Income represents the amount of interest that was derived from direct US Government obligations. Generally, such interest is exempt from state income tax. However, for residents of California, New York and Connecticut, the statutory threshold requirements were not satisfied. Due to the diversity in state and local tax law, it is recommended you consult a tax adviser as to the applicability of the information provided for your specific situation.

During the fiscal year ended June 30, 2022, the Funds paid distributions from ordinary income and long-term capital gain that included equalization debits summarized below:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Ordinary Income Distributions	$ 1,913,699	$ 4,776,033	$ 1,841,115
Equalization Debits Included in Ordinary Income Distributions	14,690	—	332,057
Long-Term Capital Gain Distributions	14,127,616	14,127,123	51,783,834
Equalization Debits Included in Long-Term Capital Gain Distributions	—	510,366	6,507,305

86	Annual Report | June 30, 2022

OTHER INFORMATION (continued)

June 30, 2022 (Unaudited)

	Small-Cap Value	Blue Chip	Managed Volatility
Ordinary Income Distributions	$ 12,576,425	$ 7,707,659	$ 146,278
Equalization Debits Included in Ordinary Income Distributions	–	555,761	–
Long-Term Capital Gain Distributions	5,954,069	60,500,495	184,092
Equalization Debits Included in Long-Term Capital Gain Distributions	–	4,721,025	–

2.	Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and a summary of proxies voted by the Funds for the period ended June 30, 2022 are available without charge, upon request, by contacting Bridgeway Funds at 800-661-3550 and on the SEC’s website at http://www.sec.gov.

3.	Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT exhibit are available without charge, upon request, by contacting Bridgeway Funds at 800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Funds’ Form N-PORT exhibit at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

4.	Liquidity Risk Management Program Review

The Securities and Exchange Commission (the “SEC”) adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

Each series (the “Funds”) of Bridgeway Funds, Inc. (the “Company”) has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Company’s Board of Directors (the “Board”) has designated the Liquidity Risk Management Committee (“LRMC”) of Bridgeway Capital Management, LLC, the investment adviser to the Funds, as the Program Administrator for each Fund. As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio investments into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid investments that are assets (“Illiquid Assets”). The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid Assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls (i.e., instances when the percentage of a Fund’s net assets in Highly Liquid investments is below the Fund’s current HLIM), including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

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OTHER INFORMATION (continued)

June 30, 2022 (Unaudited)

In assessing and managing each Fund’s liquidity risk, the LRMC considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements or other funding sources. Classification of the Fund’s portfolio investments into one of the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Fund primarily holds assets that are classified as Highly Liquid, and therefore is not currently required to establish an HLIM.

At a meeting of the Company’s Board held on February 10, 2022, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy, and effectiveness of its implementation for the annual period from December 1, 2020 through November 30, 2021 (the “Reporting Period”). In its report to the Board, the Program Administrator concluded that the Program is reasonably designed to comply with the Liquidity Rule, to assess and manage liquidity risk of each Fund, was implemented adequately and effectively and operated for each Fund during the Reporting Period and each Fund was able to meet requests for redemptions without significant dilution of remaining investors’ interests in the Fund.

There can be no assurance that in the future the Program will achieve its objectives of reducing the risk that the Funds will be unable to meet their redemption obligations and mitigating the dilution of the interests of Fund shareholders. Please refer to the Funds’ Statement of Additional Information for more information regarding the Funds’ exposure to liquidity risk and other risks to which the Funds may be subject.

5.	Approval of Investment Management Agreement

Bridgeway Funds, Inc.’s (the “Company”) management agreement (the “Management Agreement”) with its investment adviser, Bridgeway Capital Management, LLC (the “Adviser”), on behalf of each of the Company’s funds must be approved for an initial term no greater than two years and renewed at least annually thereafter by the board of directors of the Company (the “Board” or “Directors”) or a vote of a majority of the outstanding voting securities of each fund. In addition, the renewal must be approved by a majority of the Directors who are not parties to the Management Agreement or “interested persons” of any party thereto (the “Independent Directors”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the approval of the Management Agreement. For example, the Board or its standing committees consider at meetings during the year various factors that are relevant to the annual renewal of each fund’s Management Agreement, including the quality of services and support provided to each fund by the Adviser, the Adviser’s compliance program, including the effectiveness of its implementation, comparative performance information for each fund, the risk assessment of the funds and “deep dives” on the strategy and performance of certain funds on a periodic basis. Additionally, between regular Board meetings the Adviser provides the Board with updated financial information on the Adviser and strategic direction and marketing efforts.

On May 12, 2022, the Board, including a majority of the Independent Directors, met (the “Meeting”) with the Adviser, the Company’s outside legal counsel, independent legal counsel to the Independent Directors (“Independent Legal Counsel”) and others to consider information bearing on the continuation of the Management Agreement with respect to the following funds of the Company: Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Value Fund, Blue Chip Fund and Managed Volatility Fund (each a “Fund” and together, the “Funds”). The Directors noted that, subject to shareholder approval, the Blue Chip Fund would be converted into an exchange-traded fund through its reorganization into a newly-created series of another open-end, registered investment company. The Meeting was held by video conference due to circumstances related to current or potential effects of COVID-19 pursuant to temporary exemptive relief issued by the Securities and Exchange Commission.

In reaching its decisions regarding the renewal of the Management Agreement for each Fund, the Board considered the information furnished and discussed throughout the year at regularly scheduled Board and committee meetings, as applicable and

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as described above, as well as the information provided to it specifically in relation to the annual consideration of the approval of the continuation of the Management Agreement for each Fund.

In preparation for the Meeting, the Independent Directors requested that the Adviser provide specific information relevant to the Board’s consideration of the renewal of the Management Agreement with respect to each Fund. In response to that request, the Board was furnished with a wide variety of information with respect to each Fund, including information regarding:

•

investment performance over various time periods and the fees and expenses of the Fund as compared to a comparable group of funds as determined and prepared by Broadridge, an independent provider of investment company data;

•	the nature, extent and quality of services provided by the Adviser to the Fund under the Management Agreement;

•	actual management fees paid by the Fund to the Adviser and a comparison of those fees with the management fees charged to other advisory clients of the Adviser, as applicable;

•	the Adviser’s costs of providing services to the Fund and the profitability of the Adviser from its relationship with the Fund;

•	the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect these economies of scale for the benefit of Fund investors; and

•	any potential “fall-out” or ancillary benefits accruing to the Adviser as a result of its relationship with the Fund.

In addition to evaluating the written information provided by the Adviser, the Board also considered the answers to questions posed by the Board to representatives of the Adviser at the Meeting.

In considering the information and materials described above, the Independent Directors met with Independent Legal Counsel to review such information and materials prior to the Meeting. In addition, the Independent Directors met in executive session with Independent Legal Counsel to consider the continuation of the Management Agreement with respect to each Fund outside the presence of management during the Meeting.

The Board also was provided with a written description of its statutory responsibilities and the legal standards that are applicable to approval of the renewal of the Management Agreement.

Although the Management Agreement for all of the Funds was considered at the Meeting, the Directors considered the renewal of the Management Agreement with respect to each Fund separately.

In considering the aforementioned information, the Board took into account management style, investment strategies and prevailing market conditions as reported by the Adviser. Furthermore, in evaluating the Management Agreement, the Directors also considered information provided by the Adviser concerning the following:

•

the terms of the Management Agreement, including the services performed by the Adviser in managing each Fund’s assets in accordance with the Fund’s investment objectives, policies and restrictions and how those services and fees differ from those for other advisory clients of the Adviser, as applicable;

•	information regarding the advisory fee rates and the expense limitation or fee waiver arrangements for each Fund;

•	the Adviser’s personnel, staffing levels and the time and attention the Adviser’s personnel devote to the management of the Funds as compared to other advisory clients of the Adviser;

•	the Adviser’s risk assessment and management process;

•	the Adviser’s representation that it does not engage in pre-arranged soft dollar arrangements but that it may receive the benefit of research services provided by broker-dealers; and

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•	the financial condition and stability of the Adviser.

In view of the broad scope and variety of factors and information considered by the Board, the Directors did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Management Agreement for each Fund for an additional year. Rather, the Board’s determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following describes various factors that were considered by the Board in deciding to approve the continuance of the Management Agreement for each Fund.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by the Adviser, the Directors considered the services provided to each Fund and any expected changes thereto, the qualifications, experience and duties of the Adviser’s personnel, the approximate amount of time those personnel devote to the Funds, recent and expected personnel changes, portfolio manager compensation arrangements, business continuity and succession planning, and enterprise risk management (including as it relates to cybersecurity risk). In addition, the Directors considered information provided by the Adviser regarding its overall financial strength and considered the resources and staffing in place with respect to the services provided to the Funds. The Directors also took into account information they had received from the Adviser throughout the year concerning the impact of the COVID-19 pandemic on, among other things, the Adviser’s operations, financial condition and assets under management.

Based on the totality of the information considered, the Directors concluded that they were satisfied with the nature, extent and quality of the services provided to each Fund by the Adviser, and that the Adviser has the ability to continue to provide these services based on its experience, operations and current resources.

Investment Performance

The Board considered performance information provided by the Adviser for similarly managed accounts (if any) over the most recent six-month, one-year, three-year, five-year, ten-year and fifteen-year periods ended December 31, 2021 as well as Fund performance compared with its benchmark for one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2021. The Board considered the Adviser’s representation that the differences in the performance of the similarly managed accounts (if any) and Fund performance were within ranges that the Adviser expects for the relevant accounts/ Funds given, for example, differences in cash flows, investment restrictions, account size and tax management practices.

In addition, Broadridge provided a report (the “Broadridge Report”) of comparative data regarding fees, expenses and investment performance for each Fund as compared to a peer group selected by Broadridge (“Peer Group”). The performance periods included total return over the most recent calendar year (“one-year period”) and the annualized total returns over the most recent three calendar year period (“three-year period”), five calendar year period (“five-year period”) and ten calendar year period (“ten-year period”). With regard to the performance information provided in the Broadridge Report, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance..

In particular, the Board considered the following performance information as of December 31, 2021 provided by the Adviser and from Broadridge:

•

With regard to the Aggressive Investors 1 Fund, the Fund’s performance was in the fourth quintile compared to its Peer Group for the one-year period, while its performance was in the fifth quintile for the three-year, five-year and ten-year periods. The Fund outperformed its primary benchmark for the since inception period, while it underperformed its primary benchmark for the one-year, three-year, five-year and ten-year periods. The Board considered the Adviser’s explanation that the Fund’s smaller size and deeper value tilt had detracted from the Fund’s relative performance. The Board also took into account that the Adviser expected to reoptimize the Fund after the Adviser had completed additional research and the Adviser’s continued monitoring of the Fund’s performance. Based on their review, the Directors concluded that the Fund’s

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OTHER INFORMATION (continued)

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performance was being addressed.

•

With regard to the Ultra-Small Company Fund, the Fund’s performance was in first quintile compared to its Peer Group for the one-year period, in the second quintile for the three-year period and in the fourth quintile for the five-year and ten-year periods. The Fund outperformed its primary benchmark for the one-year and three-year periods, while it underperformed its primary benchmark for the five-year and ten-year periods. The Board considered the Adviser’s explanation that the Fund was compared against all small cap funds, not just other small cap value funds, which made the Fund’s relative performance appear more negative given the recent value underperformance. The Board also took into account continued efforts to reduce transaction costs and that the Fund’s performance was considered in line with its design although out of favor in the longer-period market environment. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

•

With regard to the Ultra-Small Company Market Fund, the Fund’s performance was in the third quintile for the one-year, three-year and ten-year periods, while it was in the fourth quintile for the five-year period. The Fund outperformed its primary benchmark for the one-year and three-year periods, while it underperformed its primary benchmark for the five-year and ten-year periods. The Board considered the Adviser’s explanation that the variability in the Fund’s performance relative to peers is expected and largely explained by the market capitalization differences between the ultra-small cap nature of the Fund and the other small-cap funds in its Peer Group as well as by the inherent value tilt of the CRSP 10 Index relative to small-cap peers in general. The Board also took into account that the Fund’s performance was considered in line with its design. Based on their review, the Directors concluded that the Fund’s performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

•

With regard to the Small-Cap Value Fund, the Fund’s performance was in the first quintile for the one-year, three-year, five-year and ten-year periods, as compared with its Peer Group. The Fund outperformed its primary benchmark over the one-year, three-year, five-year, ten-year and since-inception periods. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

•

With regard to the Blue Chip Fund, the Fund’s performance was in the fourth quintile of its Peer Group for the one-year period, while its performance was in the first quintile for the three-year, five-year and ten-year periods. The Fund underperformed its primary benchmark for the one-year, three-year, five-year, ten-year and since inception periods. The Board considered the Adviser’s explanation that the Fund’s underperformance relative to its primary benchmark was expected given the Fund’s design and larger market cap relative to both its Peer Group and primary benchmark. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

•

With regard to the Managed Volatility Fund, the Fund’s performance was in the fourth quintile of its Peer Group for the one-year and five-year periods and in the fifth quintile of its Peer Group for the three-year period (Broadridge did not provide ten-year quintile information). The Fund underperformed its primary benchmark for the one-year, three-year, five-year, ten-year and since-inception periods. The Board considered the Adviser’s explanation that the Fund is not designed to outperform its primary benchmark, but instead is designed to capture market return while limiting volatility. The Board also considered the Adviser’s statement that this performance is in line with the Fund’s design. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

Fund Fees and Expenses

The Board considered information provided by the Adviser regarding the advisory fees it charges to other advisory clients and the reasons for any material differences between those fees and the fees it charges to the Funds. The Board also considered the Adviser’s views that, given investment performance and overall expenses, the Adviser believes the management fees for each Fund appear reasonable and appropriate given the distinctive features and design of each Fund, the disciplined implementation of the design by the Adviser, the relatively low management fees in most cases, the performance results in line with design and investor expectations, and the profitability to the Adviser of each Fund. More specifically, with regard

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to management fee differences among the Funds, the Board considered the Adviser’s view that fee differences stem from market factors as well as the estimated growth rate of the Fund at the time of launch; the potential asset capacity of the Fund; the risks associated with providing the advisory services to the Fund; and estimated costs of providing the advisory services driven by the design complexity of the Fund (e.g., more complex design is higher cost due to the research and portfolio management time required).

With respect to management fee differences between the Funds and other investment company clients of the Adviser, the Board considered that, unlike the Funds, the Adviser serves as a sub-adviser to the other investment company clients, which generally requires the Adviser to furnish fewer services than the services it provides to the Funds. The Board also considered the fees charged to other investment company clients of the Adviser, as well as the Adviser’s representation that for certain Funds, the Adviser did not manage comparable investment companies.

With respect to management fee differences between the Funds and other non-investment company clients of the Adviser, the Board considered that: (i) the management fee charged to the Ultra-Small Company Market Fund is lower than that charged to comparable clients; (ii) the asset-based management fee charged to the Aggressive Investors 1 Fund is higher than that charged to comparable clients, while the Fund’s performance fee rate is significantly lower than the performance fee rate charged to comparable clients (and there are other differences in the performance fee calculations); and (iii) the Adviser had no advisory clients comparable to the other Funds.

The Board also considered information compiled by Broadridge comparing each Fund’s contractual management fee rate (excluding any performance fees and using an assumed common asset level for the Fund and the other funds in the Peer Group), actual management fee rate (which included the effect of any fee waivers and any performance fees, and was derived from annual reports) and actual total expense ratios (which also included the effect of any fee waivers and performance fees, and was derived from annual reports) as a percentage of average net assets as compared to other funds in its expense Peer Group. Broadridge’s contractual management fee data included both advisory fees and administrative services fees, except for the Funds. Broadridge excluded administrative services fees for the Funds from contractual management fee data because those fees are fixed (i.e., a stated dollar amount), as opposed to asset based. More specifically, with respect to the Funds, the Adviser provides certain administrative services to the Funds pursuant to a separate contract, in exchange for an annual fixed fee (payable monthly) that the Adviser has represented approximates the cost of providing such services (which the Board considered in connection with profitability, as described below). Broadridge’s actual management fee data for the Funds and the other funds in the Peer Group included both advisory fees and administrative services fees. Thus, the contractual management fee rate in the Funds’ Broadridge comparisons did not reflect these administrative services fees, whereas the actual management fee rate in the Funds’ Broadridge comparisons included both advisory and administrative services fees.

With regard to the expense information provided in the Broadridge Report, the Board considered Fund expenses on a percentile and quintile basis as compared to each Fund’s Peer Group. For purposes of the expense data provided, Broadridge defines the first quintile as 20% of the funds in the applicable Peer Group with the lowest expenses and the fifth quintile as 20% of the funds in the applicable Peer Group with the highest expenses. In particular, the Board considered the following:

•

The Aggressive Investors 1 Fund’s contractual management fee was in the fifth quintile of its Peer Group (excluding the performance fee) and the Fund’s actual management fees and actual total expenses (factoring in the performance fee) were each in the first quintile of its Peer Group. The Board also considered the impact of the Fund’s performance fee on the fee comparisons.

•

With respect to the Ultra-Small Company Fund, the Board considered that the Fund’s contractual management fees and actual management fees were each in the fourth quintile of its Peer Group, while its total expense ratio were in the third quintile. The Board took into account that the Fund’s total expenses, which included the actual management fee, were equal to the median of its Peer Group.

•

With respect to the Managed Volatility Fund, the Board considered that the Fund’s contractual management fees and actual management fees were each in the second quintile of its Peer Group, while its actual total expenses were in the first quintile of its Peer Group.

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•

With respect to the Ultra-Small Company Market Fund, the Small-Cap Value Fund, and the Blue Chip Fund, the Board considered that each Fund was in the first quintile of its applicable Peer Group for the contractual management fee, actual management fee and total expense ratio. The Board also considered the impact of the performance fee arrangement on actual management fees for the Small-Cap Value Fund.

In addition, the Board considered that the Adviser agreed to contractual expense limitation agreements for each of the Funds to ensure that total expense levels do not increase above certain asset percentage levels.

The foregoing comparisons assisted the Board in determining to approve the continuance of the Management Agreement for each Fund by providing it with a basis for evaluating each Fund’s management fee and total expense ratio on a relative basis. Based on their review, the Directors concluded that each Fund’s management fee was reasonable in view of the services received by the Fund and the other factors considered.

Profitability

The Board reviewed the materials it received from the Adviser regarding its revenues and costs in providing investment management and certain administrative services to the Funds and the Company as a whole. In particular, the Board considered the analysis of the Adviser’s profitability with respect to each Fund, calculated for the years ended December 31, 2018, December 31, 2019, December 31, 2020 and December 31, 2021. The Board also considered the Adviser’s representations that it does not track expenses or maintain staff on a per Fund basis and accordingly the Adviser needed to make certain assumptions to allocate expenses on a Fund-by-Fund basis in order to calculate Fund-by-Fund profitability, making the process a subjective one. The Board also considered that the Adviser was operating certain Funds at a loss but that the Adviser had the resources necessary to continue providing the same level of services to those Funds. Based on their review, the Directors concluded that the Adviser’s profitability from its relationship with each Fund was reasonable.

Economies of Scale

The Board considered the effect of each Fund’s current size and its potential growth on its performance and fees. With respect to whether economies of scale are expected to be realized by the Adviser as a Fund’s assets increase and whether advisory fee levels reflect these economies of scale for the benefit of Fund investors, the Board considered, on a Fund-by-Fund basis, the current level of advisory fees charged and fee structure and concluded that the Adviser’s fee structure with respect to each Fund was appropriate at this time. The Board considered that the Aggressive Investors 1 Fund and Ultra-Small Company Fund each have fee breakpoints in their management fee schedules although neither Fund is at a size currently to benefit from such breakpoints. With respect to Ultra-Small Company Market Fund and Managed Volatility Fund, the Board considered the Adviser’s representation that it believes that neither Fund will produce significant economies of scale because each Fund involves intensive and time-consuming portfolio and trading management, and as a result, neither Fund has breakpoints in its management fee schedule. Lastly, although the Small-Cap Value Fund, Blue Chip Fund and Managed Volatility Fund do not have fee breakpoints in their management fee schedules, the Board considered the Adviser’s explanation that these Funds were priced low relative to their respective Peer Groups and ahead of the economies of scale curve at launch. The Board noted that if a Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

“Fallout” or Ancillary Benefits

The Board considered whether there were any “fall-out” or ancillary benefits that may accrue to the Adviser as a result of its relationships with the Funds. In terms of potential “fall-out” or ancillary benefits to the Adviser due to its position as manager of the Funds, the Board considered benefits related to track record and reputation, and portfolio trading and execution. The Board also considered the Adviser’s representations that it does not engage in pre-arranged soft dollar arrangements but that it may receive the benefit of research services provided by broker-dealers. In addition, the Board took into account that the Adviser receives administrative service fees from the Funds in exchange for providing certain administrative services to the Funds. The Board concluded that the benefits accruing to Adviser by virtue of its relationship with the Funds appeared to be reasonable.

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* * * * *

Based on all relevant information and factors discussed above, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Directors, determined that the continuation of the Management Agreement for each Fund was in the best interests of the Fund. As a result, the Board, including a majority of the Independent Directors, approved the renewal of the Management Agreement for each Fund.

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DISCLOSURE OF FUND EXPENSES

June 30, 2022 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market Fund under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2022 and held until June 30, 2022.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/22	Ending Account Value at 6/30/22	Expense Ratio	Expenses Paid During Period* 1/1/22 - 6/30/22

Bridgeway Aggressive Investors 1 Fund
Actual Fund Return	$1,000.00	$735.80	0.34%	$1.46
Hypothetical Fund Return	$1,000.00	$1,023.11	0.34%	$1.71

Bridgeway Ultra-Small Company Fund
Actual Fund Return	$1,000.00	$863.10	1.17%	$5.40
Hypothetical Fund Return	$1,000.00	$1,018.99	1.17%	$5.86

Bridgeway Ultra-Small Company Market Fund
Actual Fund Return	$1,000.00	$792.20	0.75%	$3.33
Hypothetical Fund Return	$1,000.00	$1,021.08	0.75%	$3.76

Bridgeway Small-Cap Value Fund
Actual Fund Return	$1,000.00	$863.10	0.87%	$4.02
Hypothetical Fund Return	$1,000.00	$1,020.48	0.87%	$4.36

Bridgeway Blue Chip Fund
Actual Fund Return	$1,000.00	$840.80	0.15%	$0.68
Hypothetical Fund Return	$1,000.00	$1,024.05	0.15%	$0.75

Bridgeway Managed Volatility Fund
Actual Fund Return	$1,000.00	$904.20	0.94%	$4.44
Hypothetical Fund Return	$1,000.00	$1,020.13	0.94%	$4.71

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*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (181) divided by the number of days in the fiscal year (365).

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DIRECTORS & OFFICERS

June 30, 2022 (Unaudited)

Independent Directors

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Karen S. Gerstner Age 67	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Eight	None

Miles Douglas Harper, III* Age 59	Director	Term: 1 Year Length: 1994 to Present.	Retired; formerly Partner, Carr, Riggs & Ingram, LLC, 2013 to June 2022.	Eight	Calvert Funds (42 Portfolios)

Evan Harrel Age 61	Director	Term: 1 Year Length: 2006 to Present.	Chief Operating Officer, Center for Compassionate Leadership since January 2020; Independent Consultant, 2016 to January 2020.	Eight	None

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“Interested” or Affiliated Director and Officer

Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

John N. R. Montgomery[2] Age 66	Vice President and Director	Term: 1 Year Length: 1993 to Present.	Chairman, Bridgeway Capital Management, since 2010; Vice President, Bridgeway Funds, 2005 to May 2015 and since June 2016.	Eight	None

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DIRECTORS & OFFICERS (continued)

June 30, 2022 (Unaudited)

Other Officers
Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Officer	Other Directorships Held by Officer

Richard P. Cancelmo, Jr. Age 64	Vice President	Term: 1 Year Length: 2004 to Present.	Vice President, Bridgeway Funds, since 2004; Staff member, Bridgeway Capital Management, since 2000.	N/A	None

Deborah L. Hanna Age 57	Secretary, Treasurer, and Chief Compliance Officer	Term: 1 Year Length: Secretary, 2007 to Present; Treasurer and Chief Compliance Officer, 2020 to Present.	Self-employed, accounting and related projects for various organizations, since 2001.	N/A	None

Sharon Lester Age 67	Vice President	Term: 1 Year Length: 2011 to Present.	Staff member, Bridgeway Capital Management, since 2010.	N/A	None

Tammira Philippe Age 48	President	Term: 1 Year Length: 2016 to Present.	President, Bridgeway Capital Management, since 2016.	N/A	None

*	Independent Chairman
[1]	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.
[2]	John Montgomery is chairman, director and majority shareholder, and control person of BCM Scorp Holdco, Inc., which is the immediate parent company of the Adviser.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Board and is available, without charge, upon request by calling 800-661-3550.

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BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at ww.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

A no-load mutual fund family

Annual Report

June 30, 2022

OMNI SMALL-CAP VALUE	BOSVX

OMNI TAX-MANAGED SMALL-CAP VALUE	BOTSX

bridgewayfunds.com

June 30, 2022

Bridgeway Funds Standardized Returns (%) as of June 30, 2022 (Unaudited)

			Annualized
Fund[1]	Quarter	Six Months	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]
Omni Small-Cap Value	-12.69	-9.92	-4.65	6.86	10.45	10.71	8/31/2011	0.68%	0.60%
Omni Tax-Managed Small-Cap Value	-13.30	-10.88	-6.17	6.07	9.99	8.73	12/31/2010	0.69%	0.60%

[1]

Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser is contractually obligated to waive fees and/or pay expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of June 30, 2022.

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at bridgewayfunds.com or call 800-661-3550. Total return figures include the reinvestment of dividends and capital gains. Periods of less than one year are not annualized.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 800-661-3550 or visit the Funds’ website at bridgewayfunds.com. Funds are available for purchase by residents of the United States, Puerto Rico, US Virgin Islands, and Guam only.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors, or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

i	Annual Report | June 30, 2022

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

June 30, 2022 (Unaudited)

Dear Fellow Shareholders,

At Bridgeway, we have a shared passion for applying logic, data, and evidence to develop investment solutions. Our Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are constructed based on fundamental academic research that relies on market efficiency to better capture risk premiums. We manage these Funds to provide broad diversification within the small-cap value universe and to keep transaction fees and expenses low. Bridgeway offers the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds through a select group of advisers. We are committed to advisers and their clients who take a long-term perspective and whose investment goals fit our unique expertise: delivering investment solutions that are statistically driven and grounded in academic theory.

Thank you for your investment in Bridgeway’s Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva

bridgewayfunds.com	1

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

June 30, 2022 (Unaudited)

Market Review

Performance across domestic equity markets was negative for the June 2022 quarter. Broad market returns for the quarter declined -16.70%, as represented by the Russell 3000 Index.

For the fiscal year ended June 30, 2022, broad market stocks fell -13.87%, as represented by the Russell 3000 Index. Value stocks outperformed growth stocks in all size categories. Larger stocks outperformed their smaller peers within style categories. As a result, large-cap value stocks, as represented by the Russell 1000 Value Index, had the best 12-month performance, returning -6.82%. As represented by the Russell 2000 Growth Index, small-cap growth stocks had the year’s worst performance, returning -33.43%.

The following table presents returns for the broad market, small-cap, mid-cap, and large-cap stocks, as represented by various style-based Russell Indexes. Size (market capitalization) and style (value/growth) are among the key factors that drive differences in returns among US stocks.

Russell Style-Based Indexes Ranked by Performance for the Quarter and Fiscal Year Ended June 30, 2022

	Quarter	Fiscal Year
Best Performing	-12.21% Russell 1000® Value Index	-6.82% Russell 1000® Value Index
	-12.41% Russell 3000® Growth Index	-7.46% Russell 3000® Value Index
	-14.68% Russell Midcap® Value Index	-10.00% Russell Midcap® Value Index
	-15.28% Russell 2000® Value Index	-16.28% Russell 2000® Value Index
	-19.25% Russell 2000® Growth Index	-18.77% Russell 1000® Growth Index
	-20.83% Russell 3000® Growth Index	-19.78% Russell 3000® Growth Index
	-20.92% Russell 1000® Growth Index	-29.57% Russell Midcap® Growth Index
Worst Performing	-21.07% Russell Midcap® Growth Index	-33.43% Russell 2000® Growth Index

The Bridgeway Omni Funds in this annual report are asset class exposure strategies that seek broad diversification and strive for risk premium exposure with low tracking error. These Funds were designed to capture the size and style benefits within the small-cap value asset class.

The Russell 3000 Index is an unmanaged market-capitalization-weighted equity index. The index tracks the performance of the 3,000 largest US-traded stocks, which collectively account for roughly 97% of all US-incorporated equities. The Russell 3000 Value Index consists of stocks in the Russell 3000 Index with relatively lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index consists of stocks in the Russell 3000 Index that display signs of above-average growth. The Russell 1000 Index is a stock market index that tracks the highest-ranking 1,000 stocks in the Russell 3000 Index. The Russell 1000 Value Index is a large-cap stock market index that consists of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is a large-cap stock market index that consists of stocks in the Russell 1000 Index that display signs of above-average growth. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Value Index is a midcap value index that consists of stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index is a midcap growth index that consists of stocks in the Russell Midcap Index that display signs of above-average growth. The Russell 2000 Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index. The Russell 2000 Value Index is a small-cap stock market index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower

2	Annual Report | June 30, 2022

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

June 30, 2022 (Unaudited)

forecasted growth values. The Russell 2000 Growth Index is a small-cap stock market index that consists of stocks in the Russell 2000 Index that display signs of above-average growth. It is not possible to invest directly in an index.

bridgewayfunds.com	3

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2022

Dear Fellow Omni Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2022, our Fund returned -12.69%, outperforming our primary market benchmark, the Russell 2000 Value Index (-15.28%). It was a poor quarter on an absolute basis, but a good one on a relative basis.

For the fiscal year, our Fund returned -4.65%, outperforming the Russell 2000 Value Index (-16.28%).

The table below presents our June quarter, one-year, five-year, 10-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2022

			Annualized
	Quarter	1 Year	5 Years	10 Years	Since Inception (8/31/11)

Omni Small-Cap Value Fund	-12.69%	-4.65%	6.86%	10.45%	10.71%
Russell 2000 Value Index	-15.28%	-16.28%	4.89%	9.05%	9.45%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

4	Annual Report | June 30, 2022

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 31, 2011 to June 30, 2022

Detailed Explanation of Quarterly Performance

The Omni Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. This approach is sometimes referred to as “passive, asset class investing.” As of June 30, 2022, we held 621 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund’s tilt toward deeper value stocks across multiple valuation metrics boosted relative returns during the period. However, the Fund’s tilt toward smaller stocks in the small-cap value universe detracted from relative performance.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) or Utilities stocks. The lack of exposure to REITs improved relative returns, as the Real Estate sector was among the worst-performing sectors during the quarter. However, the Fund’s lack of exposure to Utilities stocks detracted from relative results as this sector outperformed the benchmark during the quarter.

Detailed Explanation of Fiscal Year Performance

The Fund’s tilt toward deeper value stocks across multiple valuation metrics was the leading contributor to relative results. However, the Fund’s tilt toward smaller stocks in the small-cap value universe detracted from relative performance.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) or Utilities stocks. The lack of exposure to these stocks detracted from relative results. Both the Real Estate and Utilities sectors outperformed the benchmark during the 12-month period, and the Utilities sector was one of only two sectors to post positive returns.

bridgewayfunds.com	5

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2022

Rank	Description	Industry	% of Net Assets
1	Antero Resources Corp.	Energy	0.9%
2	PBF Energy, Inc., Class A	Energy	0.9%
3	Patterson-UTI Energy, Inc.	Energy	0.8%
4	United Natural Foods, Inc.	Consumer Staples	0.8%
5	Golar LNG, Ltd.	Energy	0.8%
6	SM Energy Co.	Energy	0.7%
7	CVR Energy, Inc.	Energy	0.6%
8	Scorpio Tankers, Inc.	Energy	0.6%
9	Alpha Metallurgical Resources, Inc.	Materials	0.6%
10	Dillard’s, Inc., Class A	Consumer Discretionary	0.6%

	Total		7.3%

Industry Sector Representation as of June 30, 2022

	% of Net Assets	% of Russell 2000 Value Index	Difference
Communication Services	3.6%	3.3%	0.3%
Consumer Discretionary	11.5%	9.6%	1.9%
Consumer Staples	4.4%	2.9%	1.5%
Energy	17.4%	5.0%	12.4%
Financials	36.1%	28.3%	7.8%
Health Care	1.7%	11.0%	-9.3%
Industrials	14.0%	12.7%	1.3%
Information Technology	4.2%	6.1%	-1.9%
Materials	6.4%	3.9%	2.5%
Real Estate	0.4%	11.9%	-11.5%
Utilities	0.0%	5.3%	-5.3%
Cash & Other Assets	0.3%	0.0%	0.3%

Total	100.0%	100.0%

Important Disclosure

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2022, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

6	Annual Report | June 30, 2022

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgewayfunds.com	7

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value
COMMON STOCKS - 99.66%
Communication Services - 3.56%
AMC Networks, Inc., Class A*	140,000	$4,076,800
ATN International, Inc.	63,500	2,978,785
Audacy, Inc.*	720,545	678,897
Beasley Broadcast Group, Inc., Class A*	163,600	209,408
Consolidated Communications Holdings, Inc.*	324,000	2,268,000
Cumulus Media, Inc., Class A*	84,100	650,093
DHI Group, Inc.*	185,000	919,450
EchoStar Corp., Class A*	230,500	4,448,650
Entravision Communications Corp., Class A	260,800	1,189,248
EW Scripps Co. (The), Class A*	261,166	3,256,740
Fluent, Inc.*	150,000	178,500
Gannett Co., Inc.*	563,200	1,633,280
Gray Television, Inc.	291,200	4,918,368
Marcus Corp. (The)*+	15,000	221,550
Mediaco Holding, Inc., Class A*	12,992	27,153
Saga Communications, Inc., Class A	21,761	540,761
Salem Media Group, Inc.*	55,800	118,296
Scholastic Corp.	146,750	5,278,598
SPAR Group, Inc.*	27,237	32,140
Spok Holdings, Inc.	45,000	283,500
Telephone and Data Systems, Inc.	315,800	4,986,482
Townsquare Media, Inc., Class A*	129,900	1,063,881
TrueCar, Inc.*	234,300	606,837
Urban One, Inc.*	151,800	649,704

		41,215,121

Consumer Discretionary - 11.45%
Aaron’s Co., Inc. (The)	70,000	1,018,500
Abercrombie & Fitch Co., Class A*	215,000	3,637,800
Adtalem Global Education, Inc.*	132,200	4,755,234
AMCON Distributing Co.	2,450	399,350
American Axle & Manufacturing Holdings, Inc.*	357,500	2,691,975
Ark Restaurants Corp.	21,100	379,800
Asbury Automotive Group, Inc.*+	17,100	2,895,714

Industry Company	Shares	Value

Consumer Discretionary (continued)
Bassett Furniture Industries, Inc.	26,750	$484,710
Beazer Homes USA, Inc.*	118,500	1,430,295
Bed Bath & Beyond, Inc.*+	128,000	636,160
Big 5 Sporting Goods Corp.+	148,700	1,666,927
Big Lots, Inc.	134,200	2,814,174
Biglari Holdings, Inc., Class B*	6,200	760,740
Bluegreen Vacations Holding Corp.	53,551	1,336,633
Build-A-Bear Workshop, Inc.	47,100	773,382
Carrols Restaurant Group, Inc.	63,100	127,462
Cato Corp. (The), Class A	134,400	1,560,384
Century Casinos, Inc.*	22,400	161,280
Century Communities, Inc.	95,200	4,281,144
Charles & Colvard, Ltd.*	42,700	52,948
China Automotive Systems, Inc.*	95,650	258,255
Chuy’s Holdings, Inc.*	23,000	458,160
Citi Trends, Inc.*+	33,840	800,316
Conn’s, Inc.*	123,900	993,678
Container Store Group, Inc. (The)*	229,150	1,427,605
Crown Crafts, Inc.	21,050	131,773
Delta Apparel, Inc.*	29,900	848,263
Dillard’s, Inc., Class A+	32,500	7,168,525
Dixie Group, Inc. (The)*	44,950	57,536
Ethan Allen Interiors, Inc.+	75,500	1,525,855
Ever-Glory International Group, Inc.*	30,000	41,100
Fiesta Restaurant Group, Inc.*	22,900	163,506
Flanigan’s Enterprises, Inc.	14,000	420,000
Fossil Group, Inc.*	162,000	837,540
Genesco, Inc.*	59,500	2,969,645
G-III Apparel Group, Ltd.*	187,900	3,801,217
Golden Entertainment, Inc.*	4,500	177,975
Good Times Restaurants, Inc.*	106,000	319,060
Group 1 Automotive, Inc.+	6,050	1,027,290
Haverty Furniture Cos., Inc.	64,400	1,492,792
Hibbett, Inc.	45,900	2,006,289
Hooker Furnishings Corp.	26,000	404,300
Lakeland Industries, Inc.*	33,450	513,792
Lands’ End, Inc.*+	116,000	1,231,920
La-Z-Boy, Inc.	60,000	1,422,600
Lazydays Holdings, Inc.*	44,000	518,320
Legacy Housing Corp.*	15,000	195,750
Lifetime Brands, Inc.	77,650	857,256

8	Annual Report | June 30, 2022

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)
Lincoln Educational Services Corp.*	150,000	$946,500
Live Ventures, Inc.*	10,450	261,355
M/I Homes, Inc.*	85,200	3,379,032
MarineMax, Inc.*	92,000	3,323,040
Modine Manufacturing Co.*	162,800	1,714,284
Motorcar Parts of America, Inc.*	65,000	852,800
Movado Group, Inc.	94,200	2,913,606
ODP Corp. (The)*	145,000	4,384,800
Patrick Industries, Inc.	55,000	2,851,200
Perdoceo Education Corp.*	176,000	2,073,280
Rocky Brands, Inc.	30,300	1,035,654
Shoe Carnival, Inc.	82,500	1,782,825
Signet Jewelers, Ltd.	79,400	4,244,724
Smith & Wesson Brands, Inc.	170,000	2,232,100
Sonic Automotive, Inc., Class A	121,100	4,435,893
Strategic Education, Inc.	86,100	6,076,938
Strattec Security Corp.*	18,800	623,220
Superior Group of Cos., Inc.	74,200	1,317,050
Tenneco, Inc., Class A*	237,000	4,066,920
Tilly’s, Inc., Class A+	154,400	1,083,888
TravelCenters of America, Inc.*	79,540	2,741,744
Tri Pointe Homes, Inc.*	266,000	4,487,420
Unifi, Inc.*	64,273	903,678
Universal Technical Institute, Inc.*	170,000	1,212,100
Vera Bradley, Inc.*	123,850	537,509
Vista Outdoor, Inc.*	40,187	1,121,217
VOXX International Corp.*	82,100	764,351
Weyco Group, Inc.+	31,500	770,175
Winnebago Industries, Inc.+	93,981	4,563,717
Zumiez, Inc.*	79,800	2,074,800

		132,710,750

Consumer Staples - 4.42%
Alico, Inc.	22,861	814,537
Andersons, Inc. (The)	71,900	2,371,981
Coffee Holding Co., Inc.	23,000	56,120
Cyanotech Corp.*	400	1,168
Edgewell Personal Care Co.	150,300	5,188,356
Fresh Del Monte Produce, Inc.	177,800	5,250,434
Ingles Markets, Inc., Class A	75,301	6,532,362

Industry Company	Shares	Value

Consumer Staples (continued)
Lifeway Foods, Inc.*	5,000	$24,850
Mannatech, Inc.	8,400	139,860
Natural Alternatives International, Inc.*	23,000	240,120
Natural Grocers by Vitamin Cottage, Inc.	36,100	575,795
Oil-Dri Corp. of America	17,558	538,153
Rite Aid Corp.*+	160,500	1,081,770
Seneca Foods Corp., Class A*	40,100	2,227,154
SpartanNash Co.	161,946	4,885,911
TreeHouse Foods, Inc.*	124,700	5,214,954
United Natural Foods, Inc.*	221,000	8,707,400
Village Super Market, Inc., Class A	22,500	513,225
Weis Markets, Inc.	92,325	6,881,905
Willamette Valley Vineyards, Inc.*	5,000	31,350

		51,277,405

Energy - 17.37%
Adams Resources & Energy, Inc.	20,500	659,895
Alto Ingredients, Inc.*+	176,900	656,299
Antero Resources Corp.*	353,600	10,837,840
Archrock, Inc.	436,755	3,611,964
Ardmore Shipping Corp.*	75,000	522,750
Berry Corp.	318,000	2,423,160
Bristow Group, Inc.*	141,299	3,306,397
Centennial Resource Development, Inc., Class A*	1,172,500	7,011,550
Civitas Resources, Inc.+	95,000	4,967,550
Comstock Resources, Inc.*	577,800	6,979,824
CONSOL Energy, Inc.*	137,900	6,809,502
CVR Energy, Inc.	222,000	7,437,000
Delek US Holdings, Inc.*	214,500	5,542,680
DHT Holdings, Inc.+	647,322	3,968,084
Dorian LPG, Ltd.	211,300	3,211,760
Earthstone Energy, Inc., Class A*+	194,000	2,648,100
Epsilon Energy, Ltd.+	90,000	530,100
Forum Energy Technologies, Inc.*	9,000	176,580
Frontline, Ltd.*+	621,100	5,502,946
Geospace Technologies Corp.*	75,000	355,500
Golar LNG, Ltd.*	381,500	8,679,125
Gran Tierra Energy, Inc.*	351,700	404,455
Green Plains, Inc.*+	21,100	573,287
Hallador Energy Co.*	255,000	1,379,550

bridgewayfunds.com	9

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value
Common Stocks (continued)

Energy (continued)
Helix Energy Solutions Group, Inc.*	596,000	$1,847,600
International Seaways, Inc.+	112,590	2,386,908
Mammoth Energy Services, Inc.*	121,400	267,080
Nabors Industries, Ltd.*	32,200	4,311,580
NACCO Industries, Inc., Class A	22,445	850,665
National Energy Services Reunited Corp.*	298,700	2,025,186
Natural Gas Services Group, Inc.*	64,752	712,272
NCS Multistage Holdings, Inc.*	6,000	183,600
Newpark Resources, Inc.*	510,800	1,578,372
Nine Energy Service, Inc.*	35,000	92,750
Oil States International, Inc.*	244,400	1,324,648
Overseas Shipholding Group, Inc., Class A*	593,300	1,216,265
Par Pacific Holdings, Inc.*	99,000	1,543,410
Patterson-UTI Energy, Inc.	564,000	8,888,640
PBF Energy, Inc., Class A*	347,600	10,087,352
PDC Energy, Inc.	44,600	2,747,806
PHX Minerals, Inc.	40,000	121,600
ProPetro Holding Corp.*	400,000	4,000,000
Range Resources Corp.*	240,000	5,940,000
Ranger Energy Services, Inc.*	38,400	389,376
Ranger Oil Corp., Class A*	49,500	1,627,065
Ring Energy, Inc.*+	774,500	2,060,170
SandRidge Energy, Inc.*	130,050	2,037,883
Scorpio Tankers, Inc.	213,467	7,366,746
SEACOR Marine Holdings, Inc.*	86,800	499,968
Select Energy Services, Inc., Class A*	152,500	1,040,050
SFL Corp., Ltd.	550,000	5,219,500
SM Energy Co.	243,000	8,308,170
Smart Sand, Inc.*	305,200	610,400
Talos Energy, Inc.*	293,400	4,538,898
Teekay Corp.*	590,000	1,699,200
Teekay Tankers, Ltd., Class A*	103,625	1,826,909
Transocean, Ltd.*	1,441,000	4,798,530
US Silica Holdings, Inc.*	355,000	4,054,100
VAALCO Energy, Inc.+	400,000	2,776,000
Weatherford International PLC*	207,000	4,382,190
Whiting Petroleum Corp.	84,500	5,748,535

Industry Company	Shares	Value

Energy (continued)
World Fuel Services Corp.	196,100	$4,012,206

		201,317,528

Financials - 36.04%
1st Source Corp.	85,000	3,859,000
Acacia Research Corp.*	196,000	987,840
ACNB Corp.+	51,400	1,526,066
Affinity Bancshares, Inc.*	31,500	467,775
Alerus Financial Corp.	47,300	1,126,213
Allegiance Bancshares, Inc.	51,500	1,944,640
Amalgamated Financial Corp.	104,930	2,075,515
A-Mark Precious Metals, Inc.	15,558	501,745
Amerant Bancorp, Inc.	79,394	2,232,559
American National Bankshares, Inc.	25,000	865,250
AmeriServ Financial, Inc.	118,000	464,920
Ames National Corp.	1,008	22,357
Argo Group International Holdings, Ltd.	97,484	3,593,260
Associated Capital Group, Inc., Class A	22,571	808,719
Auburn National BanCorp, Inc.	12,000	324,480
Banc of California, Inc.	168,043	2,960,918
Banco Latinoamericano de Comercio Exterior SA, Class E	113,400	1,504,818
Bank of Marin Bancorp	12,247	389,210
Bank of NT Butterfield & Son, Ltd. (The)	113,500	3,540,065
Bank of Princeton (The)	34,480	946,821
Bank of the James Financial Group, Inc.	5,600	72,800
Bank7 Corp.	51,500	1,176,260
BankFinancial Corp.	59,912	562,574
Bankwell Financial Group, Inc.+	15,000	465,750
Banner Corp.	91,127	5,122,249
Bar Harbor Bankshares	50,966	1,317,981
BayCom Corp.	913	18,881
BCB Bancorp, Inc.	60,400	1,028,612
Berkshire Hills Bancorp, Inc.	134,801	3,339,021
Blue Ridge Bankshares, Inc.+	59,500	911,540
Broadway Financial Corp.*	469,300	497,458
Brookline Bancorp, Inc.	250,000	3,327,500
Business First Bancshares, Inc.	65,000	1,385,150

10	Annual Report | June 30, 2022

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value
Common Stocks (continued)

Financials (continued)
Byline Bancorp, Inc.	120,800	$2,875,040
C&F Financial Corp.	9,900	455,103
Camden National Corp.	65,600	2,889,680
Capital Bancorp, Inc.	76,950	1,669,815
Capital City Bank Group, Inc.	37,172	1,036,727
Capstar Financial Holdings, Inc.	51,813	1,016,571
Carlyle Secured Lending, Inc.	14,000	177,800
Carter Bankshares, Inc.*	30,685	405,042
CB Financial Services, Inc.	26,400	603,504
Central Pacific Financial Corp.	59,000	1,265,550
Central Valley Community Bancorp	55,000	797,500
Chemung Financial Corp.	19,500	916,500
ChoiceOne Financial Services, Inc.	1,000	20,140
Citizens Community Bancorp, Inc.	59,400	821,502
Citizens, Inc.*+	96,040	402,408
Civista Bancshares, Inc.	42,523	904,039
CNB Financial Corp.	41,900	1,013,561
Codorus Valley Bancorp, Inc.	56,622	1,274,561
Community Financial Corp. (The)	34,590	1,275,679
Community Trust Bancorp, Inc.	60,000	2,426,400
Community West Bancshares	57,000	815,670
ConnectOne Bancorp, Inc.	151,646	3,707,745
Consumer Portfolio Services, Inc.*	171,850	1,761,462
Cowen, Inc., Class A	110,500	2,617,745
Crawford & Co., Class A+	60,000	468,000
Crawford & Co., Class B	23,100	162,855
CrossFirst Bankshares, Inc.*	85,700	1,131,240
Curo Group Holdings Corp.	60,600	335,118
Customers Bancorp, Inc.*	122,391	4,149,055
Dime Community Bancshares, Inc.	125,616	3,724,514
Donegal Group, Inc., Class A	111,000	1,892,550
Donnelley Financial Solutions, Inc.*	54,100	1,584,589
Eagle Bancorp Montana, Inc.	29,800	593,318
Eagle Bancorp, Inc.	106,670	5,057,225
Elevate Credit, Inc.*	157,900	372,644

Industry Company	Shares	Value

Financials (continued)
Emclaire Financial Corp.	1,200	$41,880
Employers Holdings, Inc.	52,600	2,203,414
Encore Capital Group, Inc.*	107,500	6,210,275
Enova International, Inc.*	90,407	2,605,530
Enterprise Bancorp, Inc.	39,375	1,267,481
Enterprise Financial Services Corp.	81,191	3,369,427
Equity Bancshares, Inc., Class A	91,000	2,653,560
Esquire Financial Holdings, Inc.	22,000	732,600
ESSA Bancorp, Inc.	25,200	423,360
Evans Bancorp, Inc.	18,101	615,253
EZCORP, Inc., Class A*	316,200	2,374,662
Farmers National Banc Corp.	88,450	1,326,750
Federal Agricultural Mortgage Corp., Class C	26,600	2,597,490
Financial Institutions, Inc.	53,400	1,389,468
First BanCorp Puerto Rico	485,700	6,270,387
First Bancorp/Southern Pines NC	62,473	2,180,308
First Bancshares, Inc. (The)	79,400	2,270,840
First Bank	61,800	863,964
First Busey Corp.	184,000	4,204,400
First Business Financial Services, Inc.	45,400	1,416,026
First Capital, Inc.	15,035	407,298
First Commonwealth Financial Corp.	273,800	3,674,396
First Community Bankshares, Inc.	4,579	134,668
First Community Corp.	35,000	670,950
First Financial Bancorp	200,000	3,880,000
First Financial Corp.	39,362	1,751,609
First Financial Northwest, Inc.	42,882	666,386
First Guaranty Bancshares, Inc.+	27,472	667,844
First Internet Bancorp	61,600	2,268,112
First Merchants Corp.	128,100	4,562,922
First Mid Bancshares, Inc.	51,500	1,837,005
First National Corp.	33,800	616,850
First Northwest Bancorp	19,887	310,237
First of Long Island Corp. (The)	20,600	361,118
First Savings Financial Group, Inc.	1,000	23,940
First United Corp.	21,876	410,394
First US Bancshares, Inc.	6,468	71,148

bridgewayfunds.com	11

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value
Common Stocks (continued)

Financials (continued)
First Western Financial, Inc.*	64,800	$1,761,912
Flushing Financial Corp.	93,297	1,983,494
FNCB Bancorp, Inc.	135,700	1,085,600
Franklin Financial Services Corp.	30,700	925,912
FS Bancorp, Inc.	28,700	823,977
FVCBankcorp, Inc.*+	22,000	414,260
Genworth Financial, Inc., Class A*	1,300,000	4,589,000
Great Southern Bancorp, Inc.	10,000	585,600
Guild Holdings Co., Class A	227,001	2,313,140
Hallmark Financial Services, Inc.*	90,000	217,800
Hanmi Financial Corp.	143,100	3,211,164
HarborOne Bancorp, Inc.	169,100	2,331,889
Hawthorn Bancshares, Inc.	27,312	696,183
HCI Group, Inc.+	11,500	779,240
Heartland Financial USA, Inc.	102,100	4,241,234
Hennessy Advisors, Inc.+	7,000	73,080
Heritage Commerce Corp.	12,900	137,901
Heritage Financial Corp.	88,400	2,224,144
Heritage Insurance Holdings, Inc.	70,100	185,064
HMN Financial, Inc.	31,800	733,944
Home Bancorp, Inc.	30,494	1,040,760
HomeStreet, Inc.	82,800	2,870,676
Hope Bancorp, Inc.	385,800	5,339,472
Horace Mann Educators Corp.	96,200	3,692,156
Horizon Bancorp, Inc.	177,667	3,094,959
Independent Bank Corp.	88,100	1,698,568
Independent Bank Group, Inc.	57,750	3,921,803
Investar Holding Corp.	43,000	941,700
Investors Title Co.	2,094	328,528
Kingstone Cos., Inc.	45,300	178,482
Lakeland Bancorp, Inc.	170,654	2,494,961
Landmark Bancorp, Inc.	16,061	406,986
LCNB Corp.	58,600	876,070
LendingClub Corp.*	156,500	1,829,485
Limestone Bancorp, Inc.	36,150	665,521
Logan Ridge Finance Corp.*	12,600	197,820
Luther Burbank Corp.	258,197	3,369,471
Macatawa Bank Corp.	19,000	167,960
MainStreet Bancshares, Inc.	21,000	478,170
Malvern Bancorp, Inc.*	4,900	78,743

Industry Company	Shares	Value

Financials (continued)
Manning & Napier, Inc.	262,875	$3,278,051
Mercantile Bank Corp.	39,200	1,252,440
Merchants Bancorp	132,611	3,006,291
Meridian Corp.	17,500	530,250
Meta Financial Group, Inc.	101,931	3,941,672
Metrocity Bankshares, Inc.	9,291	188,700
Metropolitan Bank Holding Corp.*	21,400	1,485,588
Mid Penn Bancorp, Inc.	25,703	693,210
Middlefield Banc Corp.	34,000	856,800
Midland States Bancorp, Inc.	113,700	2,733,348
MidWestOne Financial Group, Inc.	41,460	1,232,191
MVB Financial Corp.	32,600	1,014,186
National Western Life Group, Inc., Class A	10,778	2,184,701
Navient Corp.	450,000	6,295,500
NI Holdings, Inc.*	50,000	821,500
Nicholas Financial, Inc.*	43,400	404,488
Nicolet Bankshares, Inc.*	21,170	1,531,438
NMI Holdings, Inc., Class A*	264,900	4,410,585
Northfield Bancorp, Inc.	55,000	716,650
Northrim BanCorp, Inc.	16,900	680,394
Northwest Bancshares, Inc.+	363,200	4,648,960
Oak Valley Bancorp	40,000	688,000
OceanFirst Financial Corp.	219,223	4,193,736
Ocwen Financial Corp.*	25,001	685,027
OFG Bancorp	120,000	3,048,000
Ohio Valley Banc Corp.	15,700	473,826
Old Point Financial Corp.	1,000	25,280
Old Second Bancorp, Inc.	85,550	1,144,659
OP Bancorp	91,900	964,031
Oportun Financial Corp.*	152,400	1,260,348
Oppenheimer Holdings, Inc., Class A	64,493	2,130,849
Origin Bancorp, Inc.	30,622	1,188,134
Orrstown Financial Services, Inc.+	25,600	618,752
Pacific Premier Bancorp, Inc.	17,200	502,928
Parke Bancorp, Inc.	50,099	1,050,075
Pathfinder Bancorp, Inc.	3,000	59,790
Patriot National Bancorp, Inc.*	18,500	225,145
PCB Bancorp	58,600	1,094,648
Peapack-Gladstone Financial Corp.	49,894	1,481,852
Penns Woods Bancorp, Inc.	15,034	347,135

12	Annual Report | June 30, 2022

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value
Common Stocks (continued)

Financials (continued)
Peoples Bancorp of North Carolina, Inc.	27,617	$750,078
Peoples Bancorp, Inc.	112,897	3,003,060
Peoples Financial Services Corp.	22,900	1,278,736
Piper Sandler Cos.	35,500	4,024,280
Plumas Bancorp+	2,000	57,080
PRA Group, Inc.*	50,000	1,818,000
Preferred Bank	31,000	2,108,620
Premier Financial Corp.	120,300	3,049,605
Primis Financial Corp.	64,158	874,474
ProAssurance Corp.	150,700	3,561,041
Provident Bancorp, Inc.	54,600	857,220
Provident Financial Holdings, Inc.	51,000	756,330
Provident Financial Services, Inc.+	167,731	3,733,692
QCR Holdings, Inc.	33,500	1,808,665
Randolph Bancorp, Inc.	2,500	66,125
RBB Bancorp	105,883	2,188,602
Red River Bancshares, Inc.	200	10,816
Regional Management Corp.	56,100	2,096,457
Renasant Corp.	159,780	4,603,262
Republic Bancorp, Inc., Class A	49,362	2,381,717
Republic First Bancorp, Inc.*	175,000	666,750
Rhinebeck Bancorp, Inc.*	15,000	140,850
Riverview Bancorp, Inc.	119,500	786,310
S&T Bancorp, Inc.	102,801	2,819,831
Safety Insurance Group, Inc.	54,445	5,286,609
Salisbury Bancorp, Inc.	2,183	103,081
Sandy Spring Bancorp, Inc.	1,700	66,419
SB Financial Group, Inc.	35,490	612,557
Security National Financial Corp., Class A*	28,887	244,380
Shore Bancshares, Inc.	88,736	1,641,616
Sierra Bancorp	78,000	1,694,940
Simmons First National Corp., Class A	65,108	1,384,196
SiriusPoint, Ltd.*	565,300	3,063,926
SmartFinancial, Inc.	56,500	1,365,040
Sound Financial Bancorp, Inc.	10,000	379,500
South Plains Financial, Inc.	99,700	2,406,758
Southern First Bancshares, Inc.*	48,645	2,120,436
Southern Missouri Bancorp, Inc.	11,000	497,860

Industry Company	Shares	Value

Financials (continued)
SouthState Corp.	18,180	$1,402,587
Sterling Bancorp, Inc.*	200,000	1,140,000
Stewart Information Services Corp.	108,314	5,388,621
StoneX Group, Inc.*	61,703	4,817,153
Summit Financial Group, Inc.	65,515	1,820,007
Summit State Bank	21,000	319,620
SuRo Capital Corp.+	96,463	617,363
SWK Holdings Corp.*	58,405	1,020,335
Territorial Bancorp, Inc.	30,000	625,500
Timberland Bancorp, Inc.	47,900	1,197,500
Tiptree, Inc.	177,200	1,881,864
TriCo Bancshares	75,900	3,464,076
TrustCo Bank Corp. NY	36,680	1,131,211
Trustmark Corp.	165,500	4,830,945
Union Bankshares, Inc.	139	3,635
United Bancorp, Inc.	17,000	278,630
United Bancshares, Inc.	19,900	566,354
United Fire Group, Inc.	93,300	3,193,659
Unity Bancorp, Inc.	43,867	1,161,598
Universal Insurance Holdings, Inc.	160,516	2,091,523
Univest Financial Corp.	154,079	3,919,770
US Global Investors, Inc., Class A	48,500	212,430
Velocity Financial, Inc.*	60,000	659,400
Veritex Holdings, Inc.	102,380	2,995,639
Virtus Investment Partners, Inc.	17,232	2,947,017
Walker & Dunlop, Inc.	26,475	2,550,602
Washington Federal, Inc.	140,000	4,202,800
Waterstone Financial, Inc.	47,000	801,350
Western New England Bancorp, Inc.	125,000	932,500
Westwood Holdings Group, Inc.	12,452	171,838
World Acceptance Corp.*	20,100	2,256,024
WSFS Financial Corp.+	33,020	1,323,772

		417,630,980

Health Care - 1.72%
AlerisLife, Inc.*	36,300	43,560
American Shared Hospital Services*	8,500	18,870
Brookdale Senior Living, Inc.*	561,000	2,546,940
CareCloud, Inc.*	22,800	78,090
Co.-Diagnostics, Inc.*+	100,400	563,244
Emergent BioSolutions, Inc.*	147,000	4,562,880

bridgewayfunds.com	13

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value
Common Stocks (continued)

Health Care (continued)
FONAR Corp.*	16,500	$250,635
Fulgent Genetics, Inc.*	92,708	5,055,367
iTeos Therapeutics, Inc.*	50,000	1,030,000
National HealthCare Corp.	18,500	1,293,150
Ovid therapeutics, Inc.*	221,100	475,365
Owens & Minor, Inc.	68,700	2,160,615
Prestige Consumer Healthcare, Inc.*	5,000	294,000
REGENXBIO, Inc.*	59,900	1,479,530
XBiotech, Inc.	10,000	56,300

		19,908,546

Industrials - 14.02%
ACCO Brands Corp.	342,700	2,237,831
Acme United Corp.	15,000	475,050
Air Transport Services Group, Inc.*	105,000	3,016,650
Allegiant Travel Co.*	25,200	2,849,868
Apogee Enterprises, Inc.	19,400	760,868
ARC Document Solutions, Inc.	233,700	614,631
ArcBest Corp.	69,500	4,890,715
Art’s-Way Manufacturing Co., Inc.*	14,459	42,654
Atlas Air Worldwide Holdings, Inc.*	75,700	4,671,447
Avalon Holdings Corp., Class A*	16,900	43,940
BGSF, Inc.	18,000	222,480
BlueLinx Holdings, Inc.*	15,000	1,002,150
Boise Cascade Co.	106,000	6,305,940
BrightView Holdings, Inc.*	342,100	4,105,200
Caesarstone, Ltd.	85,600	781,528
Chicago Rivet & Machine Co.	1,000	28,490
Civeo Corp.*	46,903	1,213,381
CompX International, Inc.	1,000	23,190
Concrete Pumping Holdings, Inc.*	263,000	1,593,780
Cornerstone Building Brands, Inc.*	184,500	4,518,405
Costamare, Inc.	477,200	5,774,120
Covenant Logistics Group, Inc.	85,400	2,142,686
DLH Holdings Corp.*	80,050	1,219,962
DXP Enterprises, Inc.*	38,922	1,192,181
Eagle Bulk Shipping, Inc.	60,600	3,143,928
Eastern Co. (The)	19,601	398,684
Genco Shipping & Trading, Ltd.	245,900	4,750,788
GMS, Inc.*	108,200	4,814,900

Industry Company	Shares	Value

Industrials (continued)
Greenbrier Cos., Inc. (The)	96,700	$3,480,233
H&E Equipment Services, Inc.	30,900	895,173
Hawaiian Holdings, Inc.*+	150,000	2,146,500
Hub Group, Inc., Class A*	20,000	1,418,800
Hudson Technologies, Inc.*	18,200	136,682
Hurco Cos., Inc.	10,060	248,884
INNOVATE Corp.*+	134,300	232,339
KAR Auction Services, Inc.*	275,000	4,061,750
Kelly Services, Inc., Class A	99,300	1,969,119
L B Foster Co., Class A*	35,700	459,459
LS Starrett Co. (The), Class A*	10,632	74,637
LSI Industries, Inc.	104,900	647,233
Manitowoc Co., Inc. (The)*	196,550	2,069,672
Matthews International Corp., Class A	75,000	2,150,250
Maxar Technologies, Inc.	133,000	3,469,970
Mayville Engineering Co., Inc.*	28,710	222,215
Mega Matrix Corp.	14,845	20,189
Mesa Air Group, Inc.*	119,600	261,924
Miller Industries, Inc.	34,400	779,848
Mistras Group, Inc.*	104,850	622,809
MRC Global, Inc.*	253,800	2,527,848
MYR Group, Inc.*	46,020	4,055,743
NL Industries, Inc.	57,594	568,453
NN, Inc.*	126,000	318,780
Northwest Pipe Co.*	50,000	1,497,000
NOW, Inc.*	301,566	2,949,315
Orion Group Holdings, Inc.*	173,222	394,946
P&F Industries, Inc., Class A*	696	3,953
PAM Transportation Services, Inc.*	115,220	3,155,876
Pangaea Logistics Solutions, Ltd.	296,300	1,505,204
Park-Ohio Holdings Corp.	52,515	832,888
Patriot Transportation Holding, Inc.	7,500	55,800
Performant Financial Corp.*	175,000	460,250
Perma-Pipe International Holdings, Inc.*	14,000	126,000
Pineapple Energy, Inc.	2,100	4,914
Powell Industries, Inc.	25,000	584,250
Preformed Line Products Co.	16,375	1,007,063
Primoris Services Corp.	192,100	4,180,096
Quad/Graphics, Inc.*	181,500	499,125

14	Annual Report | June 30, 2022

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value
Common Stocks (continued)

Industrials (continued)
Quanex Building Products Corp.	91,700	$2,086,175
Quest Resource Holding Corp.*	41,500	169,735
REV Group, Inc.	250,000	2,717,500
Rush Enterprises, Inc., Class A	112,900	5,441,780
Rush Enterprises, Inc., Class B	56,410	2,798,500
Safe Bulkers, Inc.	757,100	2,892,122
Servotronics, Inc.*	1,500	16,875
SIFCO Industries, Inc.*	6,500	20,150
SkyWest, Inc.*	172,500	3,665,625
Steelcase, Inc., Class A	350,000	3,755,500
Sterling Infrastructure, Inc.*	100,000	2,192,000
Textainer Group Holdings, Ltd.	216,900	5,945,229
Titan Machinery, Inc.*	129,800	2,908,818
TrueBlue, Inc.*	63,350	1,133,965
Tutor Perini Corp.*	148,700	1,305,586
Ultralife Corp.*	77,400	352,170
Universal Logistics Holdings, Inc.	22,100	603,551
US Xpress Enterprises, Inc., Class A*	195,000	522,600
USA Truck, Inc.*	53,850	1,691,967
Vectrus, Inc.*	35,000	1,171,100
Veritiv Corp.*	53,500	5,807,425
Wabash National Corp.+	73,900	1,003,562
Williams Industrial Services Group, Inc.*	55,000	76,450
Willis Lease Finance Corp.*	35,400	1,326,792

		162,535,814

Information Technology - 4.23%
Alpha & Omega Semiconductor, Ltd.*+	149,544	4,985,797
AstroNova, Inc.*	5,000	59,900
Bel Fuse, Inc., Class B	32,000	497,920
Benchmark Electronics, Inc.	124,000	2,797,440
Computer Task Group, Inc.*	47,250	404,460
Comtech Telecommunications Corp.	14,200	128,794
Conduent, Inc.*	875,600	3,782,592
Daktronics, Inc.*	121,500	365,715
Ebix, Inc.+	55,000	929,500
EMCORE Corp.*	98,700	303,009
Franklin Wireless Corp.*	32,000	103,360

Industry Company	Shares	Value

Information Technology (continued)
Greenidge Generation Holdings, Inc.*	8,625	$21,907
Information Services Group, Inc.	140,300	948,428
Kimball Electronics, Inc.*	87,600	1,760,760
NETGEAR, Inc.*	65,000	1,203,800
NetScout Systems, Inc.*	202,400	6,851,240
NetSol Technologies, Inc.*	48,100	153,198
Network-1 Technologies, Inc.	159,000	381,600
Photronics, Inc.*	206,050	4,013,854
Ribbon Communications, Inc.*	218,500	664,240
Richardson Electronics, Ltd.	30,000	439,800
Sanmina Corp.*	145,100	5,909,923
ScanSource, Inc.*	72,100	2,245,194
StarTek, Inc.*	232,000	670,480
Steel Connect, Inc.*	65,000	87,100
Taitron Components, Inc., Class A	10,000	36,500
Trio-Tech International*	21,800	94,394
TTM Technologies, Inc.*	345,153	4,314,413
Wayside Technology Group, Inc.	16,400	545,136
WidePoint Corp.*	19,000	45,410
Xperi Holding Corp.	296,800	4,282,824

		49,028,688

Materials - 6.43%
Advanced Emissions Solutions, Inc.*	92,075	431,832
AdvanSix, Inc.	70,000	2,340,800
AgroFresh Solutions, Inc.*	148,300	265,458
Alpha Metallurgical Resources, Inc.	56,000	7,231,280
American Vanguard Corp.	145,000	3,240,750
Ampco-Pittsburgh Corp.*	60,000	232,200
Caledonia Mining Corp. PLC	9,200	100,740
Carpenter Technology Corp.	140,000	3,907,400
Clearwater Paper Corp.*	111,650	3,754,789
Core Molding Technologies, Inc.*	30,000	275,700
Ecovyst, Inc.	5,900	58,115
Friedman Industries, Inc.	52,100	424,094
FutureFuel Corp.	112,800	821,184
Glatfelter Corp.	190,400	1,309,952
Haynes International, Inc.	30,410	996,536
Intrepid Potash, Inc.*	42,356	1,918,303

bridgewayfunds.com	15

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value
Common Stocks (continued)
Materials (continued)
Kaiser Aluminum Corp.	17,500	$1,384,075
Koppers Holdings, Inc.	80,100	1,813,464
Mercer International, Inc.	301,150	3,960,123
Minerals Technologies, Inc.	28,400	1,742,056
Olympic Steel, Inc.	37,000	952,750
Pactiv Evergreen, Inc.	10,000	99,600
Ramaco Resources, Inc.	91,400	1,201,910
Rayonier Advanced Materials, Inc.*	324,500	850,190
Resolute Forest Products, Inc.*	306,500	3,910,940
Ryerson Holding Corp.	90,000	1,916,100
Schnitzer Steel Industries, Inc., Class A	127,800	4,196,952
SunCoke Energy, Inc.	392,700	2,674,287
Synalloy Corp.*	34,425	484,015
TimkenSteel Corp.*	233,700	4,372,527
Tredegar Corp.	91,700	917,000
Trinseo PLC	121,500	4,672,890
Tronox Holdings PLC, Class A	310,985	5,224,548
Universal Stainless & Alloy Products, Inc.*	24,950	184,630
Valhi, Inc.	48,099	2,180,809
Warrior Met Coal, Inc.	146,992	4,499,425

		74,547,424

Real Estate - 0.42%
AMREP Corp.*	52,000	583,440
Anywhere Real Estate, Inc.*	370,600	3,642,998
Forestar Group, Inc.*	8,800	120,472
RE/MAX Holdings, Inc., Class A	20,000	490,400

		4,837,310

TOTAL COMMON STOCKS - 99.66%		1,155,009,566

(Cost $913,476,529)

PREFERRED STOCK - 0.00%
Air T Funding, 8.00%***	221	4,718

TOTAL PREFERRED STOCK - 0.00%		4,718

(Cost $4,597)

Industry Company		Shares	Value
RIGHTS - 0.01%
Pineapple Holdings, Inc., CVR*Δ#		5,000	$—
Pan American Silver Corp., CVR*		150,000	106,440

TOTAL RIGHTS - 0.01%			106,440

(Cost $34,500)

WARRANTS - 0.02%
Nabors Industries, Ltd., expiring 06/11/26*		7,920	253,282

TOTAL WARRANTS - 0.02%			253,282

(Cost $ – )

Rate^		Shares	Value

MONEY MARKET FUND - 0.31%
Fidelity Investments Money Market Government Portfolio Class I	1.21%	3,605,470	3,605,470

TOTAL MONEY MARKET FUND - 0.31%			3,605,470

(Cost $3,605,470)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.59%
Dreyfus Institutional Preferred Government Plus Money Market Fund**	1.46%	18,402,272	18,402,272

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.59%			18,402,272

(Cost $18,402,272)

TOTAL INVESTMENTS - 101.59%			$1,177,381,748
(Cost $935,523,368)

Liabilities in Excess of Other Assets - (1.59%)			(18,440,312)

NET ASSETS - 100.00%			$1,158,941,436

16	Annual Report | June 30, 2022

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

#   Illiquid security as determined under procedures approved by the Board of Directors. The aggregate value of illiquid securities is $0, which is 0.00% of total net assets.

*   Non-income producing security.

**  This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2022.

***   Security is perpetual and has no stated maturity date.

^  Rate disclosed as of June 30, 2022.

Δ   Security was fair valued using significant unobservable inputs. As such, the security is classified as Level 3 in the fair value hierarchy.

+   This security or a portion of the security is out on loan at June 30, 2022. Total loaned securities had a value of $36,779,609, which included loaned securities with a value of $82,456 that have been sold and are pending settlement as of June 30, 2022. The total market value of loaned securities excluding these pending sales is $36,697,153. See Note 2 for disclosure of cash and non-cash collateral.

CVR - Contingent Value Right

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 6/30/2022:

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$1,155,009,566	$–	$–	$1,155,009,566
Preferred Stock	4,718	–	–	4,718
Rights	106,440	–	0	106,440
Warrants	253,282	–	–	253,282
Money Market Fund	3,605,470	–	–	3,605,470
Investments Purchased With Cash Proceeds From Securities Lending	18,402,272	–	–	18,402,272

TOTAL	$1,177,381,748	$–	$0	$1,177,381,748

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

bridgewayfunds.com	17

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)
Rights

Balance as of 06/30/2021	$0
Purchases	0
Sales	(11,767)
Return of Capital	–
Realized Gain/(Loss)	1,548
Change in unrealized Appreciation/(Depreciation)	10,219
Transfers in	–
Transfers out	–

Balance as of 06/30/2022	$0

Net change in unrealized Appreciation/(Depreciation) from investments held as of 06/30/2022	$–

See Notes to Financial Statements.

18	Annual Report | June 30, 2022

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2022

Dear Fellow Omni Tax-Managed Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2022, our Fund returned -13.30%, outperforming our primary market benchmark, the Russell 2000 Value Index (-15.28%). It was a poor quarter on an absolute basis, but a good one on a relative basis.

For the fiscal year, our Fund returned -6.17%, outperforming the Russell 2000 Value Index (-16.28%).

The table below presents our June quarter, one-year, five-year, 10-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2022

			Annualized
	Quarter	1 Year	5 Years	10 Years	Since Inception (12/31/10)

Omni Tax-Managed Small-Cap Value Fund	-13.30%	-6.17%	6.07%	9.99%	8.73%
Russell 2000 Value Index	-15.28%	-16.28%	4.89%	9.05%	8.04%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

bridgewayfunds.com	19

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception December 31, 2010 to June 30, 2022

Detailed Explanation of Quarterly Performance

The Omni Tax-Managed Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. We also seek to minimize the distribution of capital gains within the constraints of the investment objective. This approach is sometimes referred to as “passive, asset class investing.” As of June 30, 2022, we held 631 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund’s tilt toward deeper value stocks across different valuation metrics benefited relative returns. However, the Fund’s tilt toward smaller stocks in the small-cap value universe hurt relative returns, as the benchmark’s smaller stocks underperformed their larger counterparts during the quarter.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) or Utilities stocks. The lack of exposure to REITs improved relative results. However, avoiding Utilities stocks detracted from relative returns as those securities outperformed the benchmark.

Detailed Explanation of Fiscal Year Performance

The Fund’s tilt toward deeper value stocks across multiple valuation metrics boosted relative performance. However, the Fund’s tilt toward smaller stocks in the small-cap value universe detracted from relative results.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) or Utilities stocks. This positioning hurt relative returns. The Real Estate sector outpaced the benchmark during the period, and the Utilities sector was one of only two sectors to post a positive 12-month return.

20	Annual Report | June 30, 2022

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2022

Rank	Description	Industry	% of Net Assets
1	Antero Resources Corp.	Energy	1.1%
2	PBF Energy, Inc., Class A	Energy	0.9%
3	Dillard’s, Inc., Class A	Consumer Discretionary	0.8%
4	SM Energy Co.	Energy	0.7%
5	Golar LNG, Ltd.	Energy	0.7%
6	Patterson-UTI Energy, Inc.	Energy	0.6%
7	Weis Markets, Inc.	Consumer Staples	0.6%
8	CONSOL Energy, Inc.	Energy	0.6%
9	Centennial Resource Development, Inc., Class A	Energy	0.6%
10	NetScout Systems, Inc.	Information Technology	0.6%

	Total		7.2%

Industry Sector Representation as of June 30, 2022

	% of Net Assets	% of Russell 2000 Value Index	Difference
Communication Services	3.7%	3.3%	0.4%
Consumer Discretionary	11.7%	9.6%	2.1%
Consumer Staples	4.4%	2.9%	1.5%
Energy	17.2%	5.0%	12.2%
Financials	35.9%	28.3%	7.6%
Health Care	2.2%	11.0%	-8.8%
Industrials	13.8%	12.7%	1.1%
Information Technology	4.3%	6.1%	-1.8%
Materials	6.1%	3.9%	2.2%
Real Estate	0.4%	11.9%	-11.5%
Utilities	0.0%	5.3%	-5.3%
Cash & Other Assets	0.3%	0.0%	0.3%

Total	100.0%	100.0%

Important Disclosure

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2022, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

bridgewayfunds.com	21

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Tax-Managed Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

22	Annual Report | June 30, 2022

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value
COMMON STOCKS - 99.69%
Communication Services - 3.66%
AMC Networks, Inc., Class A*	97,636	$2,843,160
ATN International, Inc.	49,500	2,322,045
Audacy, Inc.*	531,680	500,949
Beasley Broadcast Group, Inc., Class A*	65,000	83,200
Consolidated Communications Holdings, Inc.*	239,800	1,678,600
Cumulus Media, Inc., Class A*	71,200	550,376
DallasNews Corp.	200	1,266
DHI Group, Inc.*	98,500	489,545
EchoStar Corp., Class A*	163,300	3,151,690
Entravision Communications Corp., Class A	162,300	740,088
EW Scripps Co. (The), Class A*	188,100	2,345,607
Fluent, Inc.*	170,000	202,300
Gannett Co., Inc.*+	437,700	1,269,330
Gray Television, Inc.	218,000	3,682,020
Lions Gate Entertainment Corp., Class A*	15,000	139,650
Saga Communications, Inc., Class A	15,100	375,235
Salem Media Group, Inc.*	31,200	66,144
Scholastic Corp.	121,100	4,355,967
SPAR Group, Inc.*	44,000	51,920
Spok Holdings, Inc.	10,000	63,000
Telephone and Data Systems, Inc.	229,200	3,619,068
Townsquare Media, Inc., Class A*	40,700	333,333
TrueCar, Inc.*	200,000	518,000
Urban One, Inc.*	105,000	449,400

		29,831,893

Consumer Discretionary - 11.71%
Aaron’s Co., Inc. (The)	55,000	800,250
Abercrombie & Fitch Co., Class A*	120,600	2,040,552
Adtalem Global Education, Inc.*	78,000	2,805,660
AMCON Distributing Co.	1,650	268,950
American Axle & Manufacturing Holdings, Inc.*	380,600	2,865,918
American Outdoor Brands, Inc.*	16,000	152,160
Asbury Automotive Group, Inc.*	16,000	2,709,440

Industry Company	Shares	Value

Consumer Discretionary (continued)
Bassett Furniture Industries, Inc.	17,909	$324,511
Beazer Homes USA, Inc.*	56,500	681,955
Bed Bath & Beyond, Inc.*+	127,500	633,675
Big 5 Sporting Goods Corp.+	110,000	1,233,100
Big Lots, Inc.	65,500	1,373,535
Biglari Holdings, Inc., Class B*	6,700	822,090
Bluegreen Vacations Holding Corp.	47,328	1,181,307
Build-A-Bear Workshop, Inc.	40,000	656,800
Carrols Restaurant Group, Inc.	60,900	123,018
Cato Corp. (The), Class A	78,000	905,580
Century Casinos, Inc.*	52,700	379,440
Century Communities, Inc.	75,000	3,372,750
China Automotive Systems, Inc.*	45,550	122,985
Citi Trends, Inc.*+	21,020	497,123
Conn’s, Inc.*	71,600	574,232
Container Store Group, Inc. (The)*	157,050	978,421
Cooper-Standard Holdings, Inc.*	24,500	122,255
Crown Crafts, Inc.	30,050	188,113
Delta Apparel, Inc.*	23,700	672,369
Dillard’s, Inc., Class A+	27,700	6,109,789
Dixie Group, Inc. (The)*	33,550	42,944
Ethan Allen Interiors, Inc.+	43,600	881,156
Ever-Glory International Group, Inc.*	31,500	43,155
Express, Inc.*	63,500	124,460
Fiesta Restaurant Group, Inc.*	29,500	210,630
Flanigan’s Enterprises, Inc.	10,000	300,000
Flexsteel Industries, Inc.	8,500	153,000
Fossil Group, Inc.*	159,800	826,166
Genesco, Inc.*	49,100	2,450,581
G-III Apparel Group, Ltd.*	93,100	1,883,413
Golden Entertainment, Inc.*	37,000	1,463,350
Good Times Restaurants, Inc.*	4,300	12,943
Guess?, Inc.+	18,900	322,245
Haverty Furniture Cos., Inc.	44,659	1,035,196
Hibbett, Inc.	31,500	1,376,865
Hooker Furnishings Corp.	15,900	247,245
Lakeland Industries, Inc.*	19,250	295,680
Lands’ End, Inc.*	64,900	689,238
Landsea Homes Corp.*	23,500	156,510
La-Z-Boy, Inc.	60,000	1,422,600

bridgewayfunds.com	23

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value
Common Stocks (continued)
Consumer Discretionary (continued)
Lazydays Holdings, Inc.*+	66,508	$783,464
Legacy Housing Corp.*	12,500	163,125
Lifetime Brands, Inc.	57,449	634,237
Lincoln Educational Services Corp.*	50,000	315,500
Live Ventures, Inc.*+	7,850	196,328
LL Flooring Holdings, Inc.*+	43,200	404,784
M/I Homes, Inc.*	54,300	2,153,538
MarineMax, Inc.*	72,900	2,633,148
Modine Manufacturing Co.*	131,900	1,388,907
Motorcar Parts of America, Inc.*	35,000	459,200
Movado Group, Inc.	67,900	2,100,147
ODP Corp. (The)*	102,390	3,096,274
Patrick Industries, Inc.	40,000	2,073,600
Perdoceo Education Corp.*	127,200	1,498,416
Rocky Brands, Inc.	18,850	644,293
Shoe Carnival, Inc.+	61,200	1,322,532
Signet Jewelers, Ltd.	46,000	2,459,160
Smith & Wesson Brands, Inc.+	110,000	1,444,300
Sonic Automotive, Inc., Class A	82,000	3,003,660
Strategic Education, Inc.	45,000	3,176,100
Strattec Security Corp.*	17,300	573,495
Superior Group of Cos., Inc.	38,500	683,375
Tenneco, Inc., Class A*	113,700	1,951,092
Tilly’s, Inc., Class A+	111,900	785,538
TravelCenters of America, Inc.*	58,930	2,031,317
Tri Pointe Homes, Inc.*	160,000	2,699,200
Unifi, Inc.*	45,000	632,700
Universal Technical Institute, Inc.*	123,100	877,703
Vera Bradley, Inc.*	80,350	348,719
Vince Holding Corp.*+	15,000	117,750
Vista Outdoor, Inc.*	78,000	2,176,200
VOXX International Corp.*	52,164	485,647
Weyco Group, Inc.+	22,500	550,125
Winnebago Industries, Inc.+	68,500	3,326,360
Xcel Brands, Inc.*	20,000	23,600
Zumiez, Inc.*	62,800	1,632,800

		95,379,689

Consumer Staples - 4.37%
Alico, Inc.	13,100	466,753
Andersons, Inc. (The)	50,116	1,653,327
Coffee Holding Co., Inc.	10,000	24,400

Industry Company	Shares	Value

Consumer Staples (continued)
Edgewell Personal Care Co.+	100,000	$3,452,000
Fresh Del Monte Produce, Inc.	134,000	3,957,020
Hostess Brands, Inc.*	37,600	797,496
Ingles Markets, Inc., Class A	53,750	4,662,813
Lifeway Foods, Inc.*	2,000	9,940
Natural Alternatives
International, Inc.*	16,800	175,392
Natural Grocers by Vitamin
Cottage, Inc.	46,100	735,295
Oil-Dri Corp. of America	11,242	344,567
Rite Aid Corp.*+	117,500	791,950
Seneca Foods Corp.,
Class A*	25,450	1,413,493
SpartanNash Co.	117,782	3,553,483
TreeHouse Foods, Inc.*	90,000	3,763,800
United Natural Foods, Inc.*	117,000	4,609,800
Village Super Market, Inc., Class A	6,100	139,141
Weis Markets, Inc.	66,600	4,964,364
Willamette Valley
Vineyards, Inc.*	8,000	50,160

		35,565,194

Energy - 17.20%
Adams Resources & Energy, Inc.	12,900	415,251
Alto Ingredients, Inc.*+	115,000	426,650
Antero Resources Corp.*	299,000	9,164,350
Arch Resources, Inc.	6,000	858,540
Archrock, Inc.	297,700	2,461,979
Ardmore Shipping Corp.*	47,700	332,469
Berry Corp.	203,242	1,548,704
Bristow Group, Inc.*	70,500	1,649,700
Centennial Resource Development, Inc., Class A*	822,600	4,919,148
Civitas Resources, Inc.	66,800	3,492,972
Comstock Resources, Inc.*	370,000	4,469,600
CONSOL Energy, Inc.*	100,200	4,947,876
CVR Energy, Inc.	98,000	3,283,000
Delek US Holdings, Inc.*	150,500	3,888,920
DHT Holdings, Inc.+	482,900	2,960,177
Dorian LPG, Ltd.	123,029	1,870,041
Earthstone Energy, Inc., Class A*+	147,055	2,007,301
Epsilon Energy, Ltd.+	60,000	353,400
Exterran Corp.*	8,000	34,400

24	Annual Report | June 30, 2022

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value
Common Stocks (continued)
Energy (continued)
Forum Energy Technologies, Inc.*	7,000	$137,340
Frontline, Ltd.*+	465,000	4,119,900
Geospace Technologies Corp.*	94,900	449,826
Golar LNG, Ltd.*	248,390	5,650,872
Gran Tierra Energy, Inc.*	600,000	690,000
Hallador Energy Co.*	153,900	832,599
Helix Energy Solutions Group, Inc.*	430,000	1,333,000
International Seaways, Inc.	65,993	1,399,052
Murphy Oil Corp.	96,500	2,913,335
Nabors Industries, Ltd.*	24,000	3,213,600
NACCO Industries, Inc., Class A	21,450	812,955
National Energy Services Reunited Corp.*	225,200	1,526,856
Natural Gas Services Group, Inc.*	61,800	679,800
NCS Multistage Holdings, Inc.*	2,000	61,200
Newpark Resources, Inc.*	265,000	818,850
Nine Energy Service, Inc.*	65,000	172,250
Oil States International, Inc.*	146,000	791,320
Overseas Shipholding Group, Inc., Class A*	215,916	442,628
Par Pacific Holdings, Inc.*	5,262	82,034
Patterson-UTI Energy, Inc.	335,000	5,279,600
PBF Energy, Inc., Class A*	249,400	7,237,588
PDC Energy, Inc.	56,200	3,462,482
PHX Minerals, Inc.	9,350	28,424
ProPetro Holding Corp.*	247,310	2,473,100
Range Resources Corp.*	126,600	3,133,350
Ranger Energy Services, Inc.*+	23,500	238,290
REX American Resources Corp.*	7,850	665,680
Ring Energy, Inc.*+	529,000	1,407,140
RPC, Inc.*	150,300	1,038,573
SandRidge Energy, Inc.*	103,000	1,614,010
Scorpio Tankers, Inc.	136,690	4,717,172
SEACOR Marine Holdings, Inc.*	5,100	29,376
Select Energy Services, Inc., Class A*	97,300	663,586
SFL Corp., Ltd.	389,812	3,699,316
SilverBow Resources, Inc.*	37,000	1,049,320
SM Energy Co.	175,000	5,983,250
Smart Sand, Inc.*	145,400	290,800
Talos Energy, Inc.*	207,100	3,203,837
Teekay Corp.*	470,000	1,353,600

Industry Company	Shares	Value

Energy (continued)
Teekay Tankers, Ltd., Class A*	50,000	$881,500
Transocean, Ltd.*	931,300	3,101,229
US Silica Holdings, Inc.*	249,500	2,849,290
VAALCO Energy, Inc.+	159,900	1,109,706
Weatherford International PLC*	148,000	3,133,160
Whiting Petroleum Corp.	56,500	3,843,695
World Fuel Services Corp.	118,156	2,417,472

		140,116,441

Financials - 35.88%
1st Source Corp.	58,800	2,669,520
Acacia Research Corp.*+	104,500	526,680
ACNB Corp.+	32,900	976,801
Alerus Financial Corp.	33,700	802,397
Allegiance Bancshares, Inc.	31,131	1,175,507
Amalgamated Financial Corp.	55,000	1,087,900
A-Mark Precious Metals, Inc.	23,000	741,750
Amerant Bancorp, Inc.	52,850	1,486,142
American National Bankshares, Inc.	31,000	1,072,910
AmeriServ Financial, Inc.	66,000	260,040
Ames National Corp.	8,000	177,440
Argo Group International Holdings, Ltd.	65,594	2,417,795
Associated Capital Group, Inc., Class A	33,827	1,212,021
Atlantic American Corp.	1,204	3,215
Auburn National BanCorp, Inc.	7,374	199,393
Axos Financial, Inc.*	900	32,265
Banc of California, Inc.	124,150	2,187,523
Banco Latinoamericano de Comercio Exterior SA, Class E	70,188	931,395
Bank of Marin Bancorp	9,340	296,825
Bank of NT Butterfield & Son, Ltd. (The)	67,400	2,102,206
Bank of Princeton (The)	22,500	617,850
Bank of the James Financial Group, Inc.	4,000	52,000
Bank7 Corp.	23,100	527,604
BankFinancial Corp.	29,000	272,310
Bankwell Financial Group, Inc.+	14,000	434,700
Banner Corp.	62,000	3,485,020
Bar Harbor Bankshares	30,541	789,790
BayCom Corp.	15,300	316,404

bridgewayfunds.com	25

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value
Common Stocks (continued)
Financials (continued)
BCB Bancorp, Inc.	50,900	$866,827
Berkshire Hills Bancorp, Inc.	88,810	2,199,824
Blue Ridge Bankshares, Inc.+	42,296	647,975
Broadway Financial Corp.*	330,000	349,800
Brookline Bancorp, Inc.	108,500	1,444,135
Business First Bancshares, Inc.	35,000	745,850
Byline Bancorp, Inc.	81,200	1,932,560
C&F Financial Corp.	6,800	312,596
Camden National Corp.	45,700	2,013,085
Capital Bancorp, Inc.	64,650	1,402,905
Capital City Bank Group, Inc.	27,500	766,975
Capstar Financial Holdings, Inc.	35,000	686,700
Carter Bankshares, Inc.*	61,755	815,166
CB Financial Services, Inc.	23,700	541,782
Central Pacific Financial Corp.	60,000	1,287,000
Central Valley Community Bancorp	26,900	390,050
CF Bankshares, Inc.	1,000	21,000
Chemung Financial Corp.	11,593	544,871
ChoiceOne Financial Services, Inc.	1,000	20,140
Citizens Community Bancorp, Inc.	47,500	656,925
Citizens Holding Co.	3,400	62,220
Citizens, Inc.*+	154,500	647,355
Civista Bancshares, Inc.	34,821	740,294
CNB Financial Corp.	18,000	435,420
Codorus Valley Bancorp, Inc.	37,971	854,727
Cohen & Co., Inc.	4,500	48,420
Community Financial Corp. (The)	28,340	1,045,179
Community Trust Bancorp, Inc.	36,300	1,467,972
Community West Bancshares	28,821	412,429
ConnectOne Bancorp, Inc.	116,854	2,857,080
Consumer Portfolio Services, Inc.*	110,500	1,132,625
Cowen, Inc., Class A	74,700	1,769,643
Crawford & Co., Class A	42,900	334,620
Crawford & Co., Class B	101	712
CrossFirst Bankshares, Inc.*	127,200	1,679,040
Curo Group Holdings Corp.	40,000	221,200

Industry Company	Shares	Value

Financials (continued)
Customers Bancorp, Inc.*	82,900	$2,810,310
Dime Community Bancshares, Inc.	90,420	2,680,953
Donegal Group, Inc., Class A	79,600	1,357,180
Donnelley Financial Solutions, Inc.*	48,900	1,432,281
Eagle Bancorp Montana, Inc.	15,200	302,632
Eagle Bancorp, Inc.	83,900	3,977,699
Elevate Credit, Inc.*	90,200	212,872
Emclaire Financial Corp.	700	24,430
Employers Holdings, Inc.	40,730	1,706,180
Encore Capital Group, Inc.*	76,600	4,425,182
Enova International, Inc.*	69,900	2,014,518
Enterprise Bancorp, Inc.	40,275	1,296,452
Enterprise Financial Services Corp.	41,436	1,719,594
Equity Bancshares, Inc., Class A	59,300	1,729,188
Esquire Financial Holdings, Inc.	11,500	382,950
ESSA Bancorp, Inc.	33,100	556,080
EZCORP, Inc., Class A*	225,000	1,689,750
Farmers National Banc Corp.	62,500	937,500
Federal Agricultural Mortgage Corp., Class C	22,600	2,206,890
Financial Institutions, Inc.	46,300	1,204,726
First BanCorp Puerto Rico	332,000	4,286,120
First Bancorp, Inc. (The)	5,000	150,650
First Bancorp/Southern Pines NC	14,668	511,913
First Bancshares, Inc. (The)	64,600	1,847,560
First Bank	42,622	595,856
First Busey Corp.	132,900	3,036,765
First Business Financial Services, Inc.	32,508	1,013,925
First Capital, Inc.	10,000	270,900
First Commonwealth Financial Corp.	145,000	1,945,900
First Community Bankshares, Inc.	22,000	647,020
First Community Corp.	5,800	111,186
First Financial Bancorp	150,000	2,910,000
First Financial Corp.	22,127	984,651
First Financial Northwest, Inc.	20,700	321,678
First Guaranty Bancshares, Inc.+	14,713	357,673

26	Annual Report | June 30, 2022

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value
Common Stocks (continued)
Financials (continued)
First Internet Bancorp	41,200	$1,516,984
First Merchants Corp.	75,067	2,673,887
First Mid Bancshares, Inc.	22,000	784,740
First National Corp.	21,000	383,250
First Northwest Bancorp	19,100	297,960
First of Long Island Corp. (The)	31,000	543,430
First Savings Financial Group, Inc.	1,000	23,940
First United Corp.	12,725	238,721
First US Bancshares, Inc.	5,000	55,000
First Western Financial, Inc.*	46,000	1,250,740
Flushing Financial Corp.	65,141	1,384,898
FNCB Bancorp, Inc.	92,600	740,800
Franklin Financial Services Corp.	22,000	663,520
FS Bancorp, Inc.	1,500	43,065
FVCBankcorp, Inc.*+	14,200	267,386
Genworth Financial, Inc., Class A*	915,000	3,229,950
Great Southern Bancorp, Inc.	22,300	1,305,888
Guaranty Bancshares, Inc.	8,800	319,000
Guild Holdings Co., Class A	137,000	1,396,030
Hallmark Financial Services, Inc.*	62,000	150,040
Hanmi Financial Corp.	114,000	2,558,160
HarborOne Bancorp, Inc.	89,000	1,227,310
Hawthorn Bancshares, Inc.	14,598	372,103
Heartland Financial USA, Inc.	68,350	2,839,259
Hennessy Advisors, Inc.+	6,000	62,640
Heritage Commerce Corp.	75,000	801,750
Heritage Financial Corp.	53,600	1,348,576
HMN Financial, Inc.	22,500	519,300
Home Bancorp, Inc.	21,097	720,041
HomeStreet, Inc.	46,500	1,612,155
Hope Bancorp, Inc.	271,500	3,757,560
Horace Mann Educators Corp.	91,082	3,495,727
Horizon Bancorp, Inc.	129,342	2,253,138
Impac Mortgage Holdings, Inc.*	2,900	1,682
Independent Bank Corp.	65,500	1,262,840
Independent Bank Group, Inc.	35,350	2,400,618
Investar Holding Corp.	36,000	788,400
Investors Title Co.	2,500	392,225
Kingstone Cos., Inc.	24,000	94,560
Lakeland Bancorp, Inc.	116,371	1,701,344

Industry Company	Shares	Value

Financials (continued)
Landmark Bancorp, Inc.	8,641	$218,963
LCNB Corp.	41,700	623,415
LendingClub Corp.*	96,600	1,129,254
Limestone Bancorp, Inc.	23,300	428,953
Logan Ridge Finance Corp.*	10,100	158,570
Luther Burbank Corp.	183,900	2,399,895
Macatawa Bank Corp.	9,000	79,560
MainStreet Bancshares, Inc.	4,040	91,991
Malvern Bancorp, Inc.*	8,700	139,809
Manning & Napier, Inc.	116,000	1,446,520
Mercantile Bank Corp.	26,500	846,675
Merchants Bancorp	95,689	2,169,270
Meridian Corp.	19,500	590,850
Meta Financial Group, Inc.	68,434	2,646,343
Metrocity Bankshares, Inc.	19,409	394,197
Metropolitan Bank Holding Corp.*	16,700	1,159,314
Mid Penn Bancorp, Inc.	13,500	364,095
Middlefield Banc Corp.	13,300	335,160
Midland States Bancorp, Inc.	81,617	1,962,073
MidWestOne Financial Group, Inc.	24,100	716,252
MVB Financial Corp.	22,600	703,086
National Western Life Group, Inc., Class A	6,150	1,246,605
Navient Corp.	277,000	3,875,230
NI Holdings, Inc.*	28,000	460,040
Nicholas Financial, Inc.*	19,400	180,808
Nicolet Bankshares, Inc.*	22,097	1,598,497
NMI Holdings, Inc., Class A*	190,000	3,163,500
Northfield Bancorp, Inc.	75,000	977,250
Northrim BanCorp, Inc.	10,773	433,721
Northwest Bancshares, Inc.+	275,000	3,520,000
Oak Valley Bancorp	26,720	459,584
OceanFirst Financial Corp.	159,496	3,051,158
Ocwen Financial Corp.*	20,320	556,768
OFG Bancorp	91,000	2,311,400
Ohio Valley Banc Corp.	6,000	181,080
Old Point Financial Corp.	5,100	128,928
Old Second Bancorp, Inc.	41,500	555,270
OP Bancorp	28,000	293,720
Oportun Financial Corp.*	109,500	905,565
Oppenheimer Holdings, Inc., Class A	29,319	968,700
Origin Bancorp, Inc.	15,700	609,160
Orrstown Financial Services, Inc.	13,500	326,295

bridgewayfunds.com	27

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value
Common Stocks (continued)
Financials (continued)
Pacific Premier Bancorp, Inc.	99,800	$2,918,152
Parke Bancorp, Inc.+	36,959	774,661
Patriot National Bancorp, Inc.*	13,500	164,295
PCB Bancorp	36,300	678,084
Peapack-Gladstone Financial Corp.	29,868	887,080
Penns Woods Bancorp, Inc.	14,200	327,878
Peoples Bancorp of North Carolina, Inc.	22,880	621,421
Peoples Bancorp, Inc.	76,909	2,045,779
Peoples Financial Services Corp.	21,200	1,183,808
Piper Sandler Cos.	21,800	2,471,248
Plumas Bancorp+	2,000	57,080
PRA Group, Inc.*	56,000	2,036,160
Premier Financial Corp.	96,900	2,456,415
Primis Financial Corp.	43,600	594,268
ProAssurance Corp.	103,100	2,436,253
Provident Bancorp, Inc.	28,000	439,600
Provident Financial Holdings, Inc.	44,710	663,049
Provident Financial Services, Inc.	112,625	2,507,032
Prudential Bancorp, Inc.	957	14,479
QCR Holdings, Inc.	27,883	1,505,403
Randolph Bancorp, Inc.	2,500	66,125
RBB Bancorp	76,500	1,581,255
Red River Bancshares, Inc.	1,350	73,008
Regional Management Corp.	29,100	1,087,467
Renasant Corp.	115,000	3,313,150
Republic Bancorp, Inc., Class A	33,880	1,634,710
Republic First Bancorp, Inc.*	140,000	533,400
Rhinebeck Bancorp, Inc.*	35,000	328,650
Riverview Bancorp, Inc.	62,478	411,105
S&T Bancorp, Inc.	95,199	2,611,309
Safety Insurance Group, Inc.+	36,972	3,589,981
Salisbury Bancorp, Inc.	1,683	79,471
Sandy Spring Bancorp, Inc.	40,700	1,590,149
SB Financial Group, Inc.	26,478	457,010
Security National Financial Corp., Class A*	18,779	158,872
Shore Bancshares, Inc.	36,421	673,788
Sierra Bancorp	55,000	1,195,150

Industry Company	Shares	Value

Financials (continued)
Simmons First National Corp., Class A	38,163	$811,345
SiriusPoint, Ltd.*	404,000	2,189,680
SmartFinancial, Inc.	40,500	978,480
Sound Financial Bancorp, Inc.	10,200	387,090
South Plains Financial, Inc.	75,000	1,810,500
Southern First Bancshares, Inc.*	25,900	1,128,981
Southern Missouri Bancorp, Inc.	14,300	647,218
SouthState Corp.	13,007	1,003,490
Sterling Bancorp, Inc.*	140,000	798,000
Stewart Information Services Corp.	69,592	3,462,202
StoneX Group, Inc.*	41,911	3,271,992
Summit Financial Group, Inc.	44,100	1,225,098
Summit State Bank	17,875	272,057
SuRo Capital Corp.	36,295	232,288
SWK Holdings Corp.*+	39,595	691,725
Territorial Bancorp, Inc.	22,500	469,125
Timberland Bancorp, Inc.	36,725	918,125
Tiptree, Inc.	83,700	888,894
TriCo Bancshares	47,000	2,145,080
TrustCo Bank Corp. NY	17,400	536,616
Trustmark Corp.	120,700	3,523,233
Union Bankshares, Inc.	400	10,460
United Bancorp, Inc.	10,000	163,900
United Bancshares, Inc.	12,917	367,618
United Fire Group, Inc.	64,500	2,207,835
Unity Bancorp, Inc.	28,700	759,976
Universal Insurance Holdings, Inc.	91,801	1,196,167
Univest Financial Corp.	119,400	3,037,536
US Global Investors, Inc., Class A	37,500	164,250
Velocity Financial, Inc.*	37,300	409,927
Veritex Holdings, Inc.	93,000	2,721,180
Virginia National Bankshares Corp.	1,687	53,124
Walker & Dunlop, Inc.	32,775	3,157,543
Washington Federal, Inc.	95,000	2,851,900
Waterstone Financial, Inc.	51,500	878,075
Western New England Bancorp, Inc.	85,365	636,823
Westwood Holdings Group, Inc.	15,364	212,023
World Acceptance Corp.*+	10,900	1,223,416
WSFS Financial Corp.	22,000	881,980

		292,247,507

28	Annual Report | June 30, 2022

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value
Common Stocks (continued)
Health Care - 2.22%
AlerisLife, Inc.*	78,500	$94,200
American Shared Hospital Services*	8,500	18,870
Brookdale Senior Living, Inc.*	285,500	1,296,170
CareCloud, Inc.*	25,900	88,707
Co.-Diagnostics, Inc.*+	23,500	131,835
CynergisTek, Inc.*	34,900	41,880
Emergent BioSolutions, Inc.*	106,000	3,290,240
FONAR Corp.*	8,400	127,596
Fulgent Genetics, Inc.*	66,592	3,631,262
iTeos Therapeutics, Inc.*	65,000	1,339,000
National HealthCare Corp.	24,500	1,712,550
Ovid therapeutics, Inc.*	210,900	453,435
Owens & Minor, Inc.	80,000	2,516,000
Prestige Consumer Healthcare, Inc.*	20,000	1,176,000
REGENXBIO, Inc.*	85,000	2,099,500
XBiotech, Inc.	11,700	65,871

		18,083,116
Industrials - 13.78%
ACCO Brands Corp.	284,200	1,855,826
Acme United Corp.	9,300	294,531
Air Transport Services Group, Inc.*	68,300	1,962,259
Allegiant Travel Co.*	16,900	1,911,221
Apogee Enterprises, Inc.	37,000	1,451,140
ARC Document Solutions, Inc.	156,700	412,121
ArcBest Corp.	45,400	3,194,798
Art’s-Way Manufacturing Co., Inc.*	8,827	26,040
Atlas Air Worldwide Holdings, Inc.*+	49,400	3,048,474
BGSF, Inc.	9,600	118,656
BlueLinx Holdings, Inc.*	12,600	841,806
Boise Cascade Co.	76,900	4,574,781
BrightView Holdings, Inc.*	251,000	3,012,000
Caesarstone, Ltd.	96,400	880,132
Chicago Rivet & Machine Co.	1,000	28,490
Civeo Corp.*	34,500	892,515
CompX International, Inc.	1,500	34,785
Concrete Pumping Holdings, Inc.*	211,000	1,278,660
Cornerstone Building Brands, Inc.*	150,400	3,683,296
Costamare, Inc.	367,400	4,445,540

Industry Company	Shares	Value

Industrials (continued)
Covenant Logistics Group, Inc.	78,550	$1,970,820
DLH Holdings Corp.*	49,050	747,522
DXP Enterprises, Inc.*	24,278	743,635
Eagle Bulk Shipping, Inc.	40,900	2,121,892
Eastern Co. (The)	12,404	252,297
Genco Shipping & Trading, Ltd.	142,300	2,749,236
GMS, Inc.*	74,000	3,293,000
Greenbrier Cos., Inc. (The)	62,400	2,245,776
H&E Equipment Services, Inc.	42,000	1,216,740
Hawaiian Holdings, Inc.*	100,000	1,431,000
Herc Holdings, Inc.	28,300	2,551,245
Hub Group, Inc., Class A*	12,500	886,750
Hudson Technologies, Inc.*	63,300	475,383
Hurco Cos., Inc.	7,372	182,383
INNOVATE Corp.*+	104,874	181,432
Interface, Inc.	21,700	272,118
KAR Auction Services, Inc.*	220,000	3,249,400
Kelly Services, Inc., Class A	66,400	1,316,712
L B Foster Co., Class A*	29,600	380,952
LS Starrett Co. (The), Class A*	8,068	56,637
LSI Industries, Inc.	50,000	308,500
Manitowoc Co., Inc. (The)*	143,050	1,506,316
Matthews International Corp., Class A	39,700	1,138,199
Maxar Technologies, Inc.	69,500	1,813,255
Mayville Engineering Co., Inc.*	40,210	311,225
Mesa Air Group, Inc.*	127,500	279,225
Miller Industries, Inc.	18,700	423,929
Mistras Group, Inc.*	66,150	392,931
MRC Global, Inc.*	178,200	1,774,872
MYR Group, Inc.*	30,700	2,705,591
NL Industries, Inc.	107,800	1,063,986
NN, Inc.*	70,000	177,100
Northwest Pipe Co.*	30,500	913,170
NOW, Inc.*	192,700	1,884,606
Orion Group Holdings, Inc.*	65,422	149,162
P&F Industries, Inc., Class A*	492	2,795
PAM Transportation Services, Inc.*	40,000	1,095,600
Pangaea Logistics Solutions, Ltd.	234,800	1,192,784
Park-Ohio Holdings Corp.	32,916	522,048

bridgewayfunds.com	29

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value
Common Stocks (continued)
Industrials (continued)
Patriot Transportation Holding, Inc.	7,500	$55,800
Performant Financial Corp.*	100,000	263,000
Powell Industries, Inc.	20,000	467,400
Preformed Line Products Co.	4,600	282,900
Primoris Services Corp.	127,800	2,780,928
Quad/Graphics, Inc.*+	123,757	340,332
Quanex Building Products Corp.	42,000	955,500
Quest Resource Holding Corp.*	15,000	61,350
RCM Technologies, Inc.*	22,000	445,280
Resources Connection, Inc.	20,000	407,400
REV Group, Inc.	127,500	1,385,925
Rush Enterprises, Inc., Class A	57,769	2,784,466
Rush Enterprises, Inc., Class B	19,050	945,071
Safe Bulkers, Inc.	546,900	2,089,158
Servotronics, Inc.*	1,500	16,875
SIFCO Industries, Inc.*	6,500	20,150
SkyWest, Inc.*	131,500	2,794,375
Steelcase, Inc., Class A	190,000	2,038,700
Sterling Infrastructure, Inc.*	64,800	1,420,416
Textainer Group Holdings, Ltd.	125,400	3,437,214
Titan Machinery, Inc.*	92,000	2,061,720
TrueBlue, Inc.*	60,250	1,078,475
Tutor Perini Corp.*	97,200	853,416
Ultralife Corp.*	55,000	250,250
Universal Logistics Holdings, Inc.	4,108	112,189
US Xpress Enterprises, Inc., Class A*	130,000	348,400
USA Truck, Inc.*	41,450	1,302,359
Vectrus, Inc.*	24,000	803,040
Veritiv Corp.*	31,900	3,462,745
Wabash National Corp.+	27,100	368,018
Williams Industrial
Services Group, Inc.*	51,200	71,168
Willis Lease Finance
Corp.*	17,634	660,922

		112,292,237

Information Technology - 4.34%
Alpha & Omega Semiconductor, Ltd.*	89,905	2,997,433
AstroNova, Inc.*	15,241	182,587
Bel Fuse, Inc., Class B	29,272	455,472

Industry Company	Shares	Value

Information Technology (continued)
Benchmark Electronics, Inc.	90,100	$2,032,656
Computer Task Group, Inc.*	22,250	190,460
Comtech Telecommunications Corp.	8,300	75,281
Conduent, Inc.*	635,200	2,744,064
Daktronics, Inc.*	79,000	237,790
Ebix, Inc.+	41,600	703,040
EMCORE Corp.*	75,000	230,250
Franklin Wireless Corp.*	27,300	88,179
Greenidge Generation Holdings, Inc.*	5,175	13,144
Information Services Group, Inc.	63,600	429,936
Innodata, Inc.*	200	968
Kimball Electronics, Inc.*	57,100	1,147,710
NETGEAR, Inc.*	50,000	926,000
NetScout Systems, Inc.*+	143,600	4,860,860
NetSol Technologies, Inc.*	35,100	111,793
Network-1 Technologies, Inc.	100,100	240,240
Photronics, Inc.*	118,670	2,311,692
Ribbon Communications, Inc.*	180,013	547,240
Sanmina Corp.*	105,400	4,292,942
ScanSource, Inc.*	48,500	1,510,290
SigmaTron International, Inc.*+	11,615	82,002
StarTek, Inc.*	124,500	359,805
Steel Connect, Inc.*	47,845	64,112
Super Micro Computer, Inc.*	42,725	1,723,954
Trio-Tech International*	25,100	108,683
TTM Technologies, Inc.*	254,902	3,186,275
Wayside Technology Group, Inc.	15,700	521,868
WidePoint Corp.*	11,000	26,290
Xperi Holding Corp.	203,000	2,929,290

		35,332,306

Materials - 6.11%
Advanced Emissions Solutions, Inc.*	85,000	398,650
AdvanSix, Inc.	70,400	2,354,176
AgroFresh Solutions, Inc.*	78,900	141,231
Alpha Metallurgical Resources, Inc.	6,200	800,606
American Vanguard Corp.	103,000	2,302,050
Ampco-Pittsburgh Corp.*	51,200	198,144

30	Annual Report | June 30, 2022

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2022

Industry Company	Shares	Value
Common Stocks (continued)
Materials (continued)
Caledonia Mining Corp. PLC+	13,000	$142,350
Carpenter Technology Corp.	84,000	2,344,440
Clearwater Paper Corp.*	54,050	1,817,702
Core Molding Technologies, Inc.*	17,000	156,230
Friedman Industries, Inc.	32,900	267,806
FutureFuel Corp.	62,000	451,360
Glatfelter Corp.	155,000	1,066,400
Greif, Inc., Class A	15,000	935,700
Haynes International, Inc.	20,000	655,400
Intrepid Potash, Inc.*	34,601	1,567,079
Koppers Holdings, Inc.	66,000	1,494,240
Mercer International, Inc.	219,950	2,892,342
Minerals Technologies, Inc.	19,500	1,196,130
Olympic Steel, Inc.	24,300	625,725
Pactiv Evergreen, Inc.	10,000	99,600
Ramaco Resources, Inc.	79,900	1,050,685
Rayonier Advanced Materials, Inc.*	232,400	608,888
Resolute Forest Products, Inc.*+	201,000	2,564,760
Ryerson Holding Corp.	85,700	1,824,553
Schnitzer Steel Industries, Inc., Class A	86,800	2,850,512
SunCoke Energy, Inc.	300,000	2,043,000
Synalloy Corp.*	29,748	418,257
TimkenSteel Corp.*	163,687	3,062,584
Tredegar Corp.	37,600	376,000
Trinseo PLC	88,000	3,384,480
Tronox Holdings PLC, Class A	205,000	3,444,000
Universal Stainless & Alloy Products, Inc.*	16,750	123,950
Valhi, Inc.	69,546	3,153,216
Warrior Met Coal, Inc.	96,000	2,938,560

		49,750,806

Real Estate - 0.42%
AMREP Corp.*	29,900	335,478
Anywhere Real Estate, Inc.*+	227,818	2,239,451
Forestar Group, Inc.*	10,001	136,914
RE/MAX Holdings, Inc., Class A	30,000	735,600

		3,447,443

TOTAL COMMON STOCKS - 99.69%		812,046,632

(Cost $644,325,232)

Industry Company	Shares	Value
PREFERRED STOCK - 0.00%
Air T Funding, 8.00%***+	529	$11,294

TOTAL PREFERRED STOCK - 0.00%		11,294

(Cost $11,003)

RIGHTS - 0.00%
Pineapple Holdings, Inc.,
CVR*Δ#	3,750	–
ZAGG, Inc., CVR, expiring 12/31/99*Δ#	30,000	–

TOTAL RIGHTS - 0.00%		–

(Cost $ — )

WARRANTS - 0.02%
Nabors Industries, Ltd., expiring 06/11/26*	5,200	166,296

TOTAL WARRANTS - 0.02%		166,296

(Cost $ — )

	Rate^	Shares	Value
MONEY MARKET FUND - 0.44%
Fidelity Investments Money Market Government Portfolio Class I	1.21%	3,546,479	3,546,479

TOTAL MONEY MARKET FUND - 0.44%			3,546,479

(Cost $3,546,479)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.65%
Dreyfus Institutional Preferred Government Plus Money Market Fund**	1.46%	13,469,362	13,469,362

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.65%			13,469,362

(Cost $13,469,362)
TOTAL INVESTMENTS - 101.80%			$829,240,063
(Cost $661,352,076)
Liabilities in Excess of Other Assets - (1.80%)			(14,684,953)

NET ASSETS - 100.00%			$814,555,110

bridgewayfunds.com	31

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2022.
***	Security is perpetual and has no stated maturity date.
^	Rate disclosed as of June 30, 2022.
Δ	Security was fair valued using significant unobservable inputs. As such, the security is classified as Level 3 in the fair value hierarchy.
+

This security or a portion of the security is out on loan at June 30, 2022. Total loaned securities had a value of $31,844,702, which included loaned securities with a value of $105,881 that have been sold and are pending settlement as of June 30, 2022. The total market value of loaned securities excluding these pending sales is $31,738,821. See Note 2 for disclosure of cash and non-cash collateral.

#	Illiquid security as determined under procedures approved by the Board of Directors. The aggregate value of illiquid securities is $0, which is 0.00% of total net assets.

CVR - Contingent Value Right

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 6/30/2022:

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$812,046,632	$–	$–	$812,046,632
Preferred Stock	11,294	–	–	11,294
Rights	–	–	0	0
Warrants	166,296	–	–	166,296
Money Market Fund	3,546,479	–	–	3,546,479
Investments Purchased With Cash Proceeds From Securities Lending	13,469,362	–	–	13,469,362

TOTAL	$829,240,063	$–	$0	$829,240,063

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)

Rights

Balance as of 06/30/2021	$9,000
Purchases	0
Sales	–
Return of Capital	–
Realized Gain/(Loss)	–
Change in unrealized Appreciation/(Depreciation)	(9,000)
Transfers in	–
Transfers out	–

Balance as of 06/30/2022	$0

Net change in unrealized Appreciation/(Depreciation) from investments held as of 06/30/2022	$(9,000)

See Notes to Financial Statements.

32	Annual Report | June 30, 2022

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2022

ASSETS	Omni Small-Cap Value	Omni Tax- Managed Small-Cap Value

Investments at value**	$1,177,381,748	$829,240,063

Cash	1,132,919	710,687

Receivables:

Portfolio securities sold	877,897	681,172

Fund shares sold	1,128,926	633,186

Dividends and interest	540,317	372,902

Prepaid expenses	94,227	77,732

Total assets	1,181,156,034	831,715,742

LIABILITIES
Payables:

Portfolio securities purchased	2,232,454	1,223,995

Fund shares redeemed	851,441	1,977,124

Payable upon return of securities loaned	18,402,272	13,469,362

Accrued Liabilities:

Investment advisory fees	323,594	197,212

Administration fees	4,232	2,746

Directors’ fees	6,658	4,121

Other	393,947	286,072

Total liabilities	22,214,598	17,160,632

NET ASSETS	$1,158,941,436	$814,555,110

NET ASSETS REPRESENT

Paid-in capital	$733,465,295	$558,072,903

Distributable earnings	425,476,141	256,482,207

NET ASSETS	$1,158,941,436	$814,555,110

Shares of common stock outstanding of $.001 par value*	57,504,507	41,941,392

Net asset value, offering price and redemption price per share	$20.15	$19.42

Total investments at cost	$935,523,368	$661,352,076

*	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.
**	Includes investments purchased with cash collateral for security lending, see Note 2.

See Notes to Financial Statements.

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STATEMENTS OF OPERATIONS

Year Ended June 30, 2022

	Omni Small-Cap Value	Omni Tax- Managed Small-Cap Value

INVESTMENT INCOME

Dividends	$21,789,034	$15,233,661

Less: foreign taxes withheld	(30,163)	(20,401)

Interest	5,577	3,306

Securities lending	280,666	198,915

Total Investment Income	22,045,114	15,415,481

EXPENSES

Investment advisory fees	6,393,972	4,466,891

Administration fees	53,023	37,032

Accounting fees	213,856	166,995

Transfer agent fees	12,598	12,119

Professional fees	175,413	123,101

Custody fees	41,320	32,475

Blue sky fees	41,218	35,711

Directors’ and officers’ fees	131,054	91,222

Shareholder servicing fees	1,119,587	814,153

Reports to shareholders	54,182	36,313

Insurance expenses	89,052	58,607

Miscellaneous expenses	103,615	68,389

Total Expenses	8,428,890	5,943,008

Less investment advisory fees waived	(2,418,393)	(1,741,958)

Net Expenses	6,010,497	4,201,050

NET INVESTMENT INCOME	16,034,617	11,214,431

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized Gain on:

Investments	233,381,693	132,587,575

Change in Unrealized Appreciation (Depreciation) on:

Investments	(299,843,646)	(196,995,797)

Net Realized and Unrealized Loss on Investments	(66,461,953)	(64,408,222)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(50,427,336)	$(53,193,791)

See Notes to Financial Statements.

34	Annual Report | June 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Year Ended June 30,		Year Ended June 30,

	2022	2021	2022	2021

OPERATIONS

Net investment income	$16,034,617	$14,027,112	$11,214,431	$7,648,580
Net realized gain on investments	233,381,693	59,525,913	132,587,575	15,943,911
Net change in unrealized appreciation (depreciation) on investments	(299,843,646)	653,474,533	(196,995,797)	397,077,637
Net increase (decrease) in net assets resulting from operations	(50,427,336)	727,027,558	(53,193,791)	420,670,128

DISTRIBUTIONS:
From net investment income and net realized gains	(52,208,938)	(13,173,150)	(8,175,868)	(7,115,050)
Net decrease in net assets from distributions	(52,208,938)	(13,173,150)	(8,175,868)	(7,115,050)

SHARE TRANSACTIONS:
Proceeds from sale of shares	204,195,915	177,110,743	148,205,758	153,412,885
Reinvestment of distributions	51,814,442	13,158,550	8,132,143	7,079,248
Cost of shares redeemed	(265,467,787)	(461,568,222)	(133,661,514)	(148,313,588)
Net increase (decrease) in net assets resulting from share transactions	(9,457,430)	(271,298,929)	22,676,387	12,178,545
Net increase (decrease) in net assets	(112,093,704)	442,555,479	(38,693,272)	425,733,623

NET ASSETS:
Beginning of year	1,271,035,140	828,479,661	853,248,382	427,514,759
End of year	$1,158,941,436	$1,271,035,140	$814,555,110	$853,248,382

SHARES ISSUED & REDEEMED
Issued	9,301,268	11,808,613	7,078,597	10,741,354
Distributions reinvested	2,384,466	838,658	384,317	475,117
Redeemed	(11,875,882)	(27,346,276)	(6,375,686)	(9,519,216)
Net increase (decrease) in shares	(190,148)	(14,699,005)	1,087,228	1,697,255
Outstanding at beginning of year	57,694,655	72,393,660	40,854,164	39,156,909
Outstanding at end of year	57,504,507	57,694,655	41,941,392	40,854,164

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

OMNI SMALL-CAP VALUE

	Year Ended June 30

	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$22.03	$11.44	$14.97	$19.83	$18.14

Income from Investment Operations:
Net Investment Income(a)	0.28	0.21	0.19	0.20	0.17
Net Realized and Unrealized Gain (Loss)	(1.23)	10.57	(3.56)	(3.61)	2.77

Total from Investment Operations	(0.95)	10.78	(3.37)	(3.41)	2.94

Less Distributions to Shareholders from:
Net Investment Income	(0.41)	(0.19)	(0.08)	(0.17)	(0.16)
Net Realized Gain	(0.52)	–	(0.08)	(1.28)	(1.09)

Total Distributions	(0.93)	(0.19)	(0.16)	(1.45)	(1.25)

Net Asset Value, End of Year	$20.15	$22.03	$11.44	$14.97	$19.83

Total Return(b)	(4.65%)	94.92%	(22.82%)	(16.82%)	16.75%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$1,158,941	$1,271,035	$828,480	$989,015	$913,198
Expenses Before Waivers and Reimbursements	0.66%	0.68%	0.72%	0.70%	0.70%
Expenses After Waivers and Reimbursements	0.47%	0.47%	0.54%	0.60%	0.60%
Net Investment Income After Waivers and Reimbursements	1.25%	1.29%	1.46%	1.21%	0.88%
Portfolio Turnover Rate	30%	21%	43%	29%	24%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

36	Annual Report | June 30, 2022

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

OMNI TAX-MANAGED SMALL-CAP VALUE

	Year Ended June 30

	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$20.89	$10.92	$14.43	$19.10	$17.39

Income from Investment Operations:
Net Investment Income(a)	0.27	0.19	0.19	0.20	0.16
Net Realized and Unrealized Gain (Loss)	(1.54)	9.95	(3.63)	(3.42)	2.61

Total from Investment Operations	(1.27)	10.14	(3.44)	(3.22)	2.77

Less Distributions to Shareholders from:
Net Investment Income	(0.20)	(0.17)	(0.07)	(0.20)	(0.23)
Net Realized Gain	–	–	–	(1.25)	(0.83)

Total Distributions	(0.20)	(0.17)	(0.07)	(1.45)	(1.06)

Net Asset Value, End of Year	$19.42	$20.89	$10.92	$14.43	$19.10

Total Return(b)	(6.17%)	93.49%	(23.98%)	(16.49%)	16.48%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$814,555	$853,248	$427,515	$608,368	$805,188
Expenses Before Waivers and Reimbursements	0.67%	0.69%	0.74%(c)	0.72%	0.70%
Expenses After Waivers and Reimbursements	0.47%	0.47%	0.55%(c)	0.60%	0.60%
Net Investment Income After Waivers and Reimbursements	1.26%	1.18%	1.40%	1.18%	0.89%
Portfolio Turnover Rate	30%	26%	63%	42%	27%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.
(c)	Includes interest expense of 0.01%.

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

June 30, 2022

1. Organization

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with eight investment funds as of June 30, 2022 (each is referred to as a “Bridgeway Fund” and collectively, the “Bridgeway Funds”). The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Value, Blue Chip, and Managed Volatility Funds are presented in a separate report. The Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund (each a “Fund” and together, the “Funds”) are presented in this report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of June 30, 2022, 130,000,000 shares have been classified into the Blue Chip Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Aggressive Investors 1, Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, and Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

The Funds are no-load, diversified funds.

The Funds seek to provide long-term total return on capital, primarily through capital appreciation.

Bridgeway Capital Management, LLC (the “Adviser”) is the investment adviser for all of the Funds.

2. Significant Accounting Policies:

Following is a summary of significant accounting policies that are followed in the preparation of the financial statements of the Funds. They are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities and Other Investments Valuation Securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical assets

38	Annual Report | June 30, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain US Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value, and, therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of June 30, 2022 is included with each Fund’s Schedule of Investments.

Details regarding material transfers into, and material transfers out of, Level 3, if any, can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

Securities Lending Upon lending its securities to third parties, each participating Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. The remaining contractual maturity of all securities lending transactions is overnight and continuous. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any unrealized gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related cash collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Funds or the borrower at any time.

The following table is a summary of the Funds’ payable upon return of securities loaned and related cash collateral, which are subject to a netting agreement as of June 30, 2022:

				Gross Amount Not Offset in the Statements of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Omni Small-Cap Value
Securities lending	$18,402,272	$–	$18,402,272	$–	$18,402,272	$–
Omni Tax-Managed Small-Cap Value
Securities lending	$13,469,362	–	$13,469,362	–	$13,469,362	–

[1]	Securities loaned with a value of $82,456 and $105,881 in Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value have been sold and are pending settlement on June 30, 2022.

The following table summarizes the securities received as non-cash collateral and cash collateral for securities lending:

	Non-Cash Collateral
Fund	Collateral Type	Coupon Range	Maturity Date Range	Market Value	Cash Collateral	Total Collateral	Market Value of Securities on Loan
Omni Small-Cap Value
Securities lending	U.S. Gov’t	0.00%-	07/14/22-
	Obligations	4.75%	05/15/52	$20,925,150	$18,402,272	$39,327,422	$36,779,609
Omni Tax-Managed
Small-Cap Value
Securities lending	U.S. Gov’t	0.00%-	07/31/22-
	Obligations	4.75%	05/15/52	$19,858,481	$13,469,362	$33,327,843	$31,844,702

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2022, the collateral consisted of an institutional government money market fund and US Government Obligations.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk The Funds maintain cash and securities in its custody account maintained by a high-credit, quality financial institution. Cash balances may, at times, exceed the FDIC insurance limit. Cash balances are generally invested in a short-term investment vehicle, which minimizes the risk of cash balances exceeding the FDIC insurance limit.

40	Annual Report | June 30, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

Sector Concentration Risk Companies with similar characteristics may be grouped together in broad categories called sectors. Although the Fund seeks investments across a number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors. A certain sector may underperform other sectors or the market as a whole. As more assets are held in a specific sector, a Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Risks and Uncertainties The Funds provide for various investment options, including stocks. Such investments are exposed to risks, such as interest rate, market, and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. COVID-19 has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. Instability in the United States, European and other credit markets has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. In addition, stock prices as well as yield could be negatively impacted to the extent that issuers of equity securities cancel or announce the suspension of dividends or share buybacks. The COVID-19 pandemic could continue to inhibit global, national and local economic activity, and constrain access to capital and other sources of funding. Various recent government interventions have been aimed at curtailing the distress to financial markets caused by the COVID-19 outbreak. There can be no guarantee that these or other economic stimulus plans (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effect. In addition, an unexpected or quick reversal of such policies could increase market volatility, which could adversely affect a Fund’s investments. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to a Fund and could negatively affect Fund performance and the value of your investment in a Fund.

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Income from the securities lending program is recorded when earned from the securities lending agent and reflected in the Statements of Operations under “Securities lending.”

Bridgeway Funds’ expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Bridgeway Funds’ total net assets or other appropriate basis.

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December, and are recorded on the ex-date.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees, and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee of 0.50% of the value of each Fund’s average daily net assets, computed daily and payable monthly.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

Expense limitations: The Adviser has contractually agreed to waive its management fees and/or reimburse expenses of the Funds to ensure the total annual fund operating expenses do not exceed 0.60% of the Funds’ average net assets. Any material change to this contractual expense limitation would require a vote by shareholders of the applicable Fund. Effective January 1, 2020, the Adviser voluntarily agreed to waive its management fees and/or reimburse expenses in an additional amount such that the net fiscal year expense ratio for each Fund does not exceed 0.47%. Fees waived for the year ended June 30, 2022 were as follows:

Bridgeway Fund	Voluntary Expense Limitation	Total Waivers for Year Ended 06/30/22

Omni Small-Cap Value*	0.47%	$2,418,393
Omni Tax-Managed Small-Cap Value*	0.47%	1,741,958

*The Funds are authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser to meet the 0.60% contractual expense limitation provided, however, that any reimbursements must be paid at a date not more than three years after the Adviser waived the fees or reimbursed the expenses and that the reimbursements do not cause the Funds to exceed the expense limitation in effect at the time of the waiver or the current expense limitation, if different. The Omni Small-Cap Value Fund has recoupable expenses of $ 755,915, $ 836,967 and $ 1,075,642, which expire no later than June 30, 2025, June 30, 2024 and June 30, 2023, respectively. The Omni Tax-Managed Small-Cap Value Fund has recoupable expenses of $ 580,513, $ 552,382 and $ 761,967, which expire no later than June 30, 2025, June 30, 2024 and June 30 2023, respectively.

Other Related Party Transactions: The Bridgeway Funds will engage in inter-portfolio trades with other Bridgeway Funds when it is to the benefit of both parties. The Board of Directors reviews a report on inter-portfolio trades quarterly. Inter-portfolio purchases and sales for the Funds during the year ended June 30, 2022 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Omni Small-Cap Value	$ 25,169,184	$ 11,956,316
Omni Tax-Managed Small-Cap Value	21,041,986	11,262,255

The Adviser entered into an Administrative Services Agreement with Bridgeway Funds, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an annual aggregate fee of $150,000, payable in equal monthly installments. During the year ended June 30, 2022, the allocation of this expense to the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds was $53,023 and $37,032, respectively.

Board of Directors Compensation Independent Directors are paid an annual retainer of $20,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. In addition, effective November 11, 2021 Independent Directors are paid $14,000 per meeting for meeting fees. Prior to November 11, 2021 the meeting fee was $12,000. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

42	Annual Report | June 30, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

Independent Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Funds.

4. Distribution Agreement:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares, pursuant to a Distribution Agreement dated September 30, 2021. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1, if any.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended June 30, 2022 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other
Omni Small-Cap Value	$–	$380,749,626	$–	$426,113,394
Omni Tax-Managed Small-Cap Value	–	290,119,031	–	263,068,236

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/depreciation and the cost of investment securities for tax purposes, including short-term securities as of June 30, 2022, were as follows:

	Omni Small-Cap Value	Omni Tax- Managed Small- Cap Value
Gross appreciation (excess of value over tax cost)	$322,994,847	$228,963,444
Gross depreciation (excess of tax cost over value)	(81,428,331)	(61,128,080)
Net unrealized appreciation	$241,566,516	$167,835,364
Cost of investments for income tax purposes	$935,815,232	$661,404,699

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sales and passive foreign investment companies (PFICs).

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

bridgewayfunds.com	43

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2022 and June 30, 2021, respectively, are as follows:

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
Distributions paid from:
Ordinary Income	$22,971,027	$13,173,150	$8,175,868	$7,115,050
Long-Term Capital Gain	29,237,911	–	–	–
Total	$52,208,938	$13,173,150	$8,175,868	$7,115,050

As of June 30, 2022, Omni Small-Cap Value Fund and Omni Tax-Managed Small Cap Value Fund utilized capital loss carryforwards of $13,117,348 and $48,973,864, respectively.

Components of Accumulated Earnings As of June 30, 2022, the components of accumulated deficit on a tax basis were:

	Omni Small-Cap Value	Omni Tax- Managed Small- Cap Value
Accumulated Net Investment Income	$6,071,985	$10,031,722
Capital Loss Carryovers	–	–
Accumulated Net Realized Gain on Investments	177,837,640	78,615,121
Qualified Late Year Deferred Losses	–	–
Net Unrealized Appreciation of Investments	241,566,516	167,835,364
Total	$425,476,141	$256,482,207

For the fiscal year June 30, 2022, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Paid-In Capital	$14,425,549	$5,693,793
Accumulated Earnings	(14,425,549)	(5,693,793)

The differences between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in the individual Funds’ financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless canceled earlier, the Facility shall be held available until September 9, 2022. Advances under the Facility are limited to $15,000,000 in total for all Bridgeway Funds, and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

44	Annual Report | June 30, 2022

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

The Funds incur a commitment fee of 0.10% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-Month Eurodollar Rate. The facility fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Bridgeway Fund.

For the year ended June 30, 2022, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Omni Small-Cap Value	1.62%	$2,560,080	87	$10,053	$15,000,000
Omni Tax-Managed Small-Cap Value	1.72%	1,803,815	27	2,326	6,263,000
[1]Interest expense is included on the Statements of Operations in Miscellaneous expenses.

As of June 30, 2022, Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value had no outstanding loan amounts.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

bridgewayfunds.com	45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

June 30, 2022

To the Board of Directors of Bridgeway Funds, Inc.

and the Shareholders of Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund, each a series of shares of beneficial interest in Bridgeway Funds, Inc. (the “Funds”), including the schedules of investments, as of June 30, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Bridgeway Funds, Inc. since 2005.

Philadelphia, Pennsylvania

August 25, 2022

46	Annual Report | June 30, 2022

OTHER INFORMATION

June 30, 2022 (Unaudited)

1. Shareholder Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended June 30, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2022.

The Funds report the following items with regard to distributions paid during the fiscal year ended June 30, 2022. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Corporate Dividends Received Deduction	98.52%	100.00%
Qualified Dividend Income	100.00%	100.00%
Qualified Interest Related Dividends	0.01%	0.00%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%
U.S. Government Income	0.00%	0.00%

During the fiscal year ended June 30, 2022, the Funds paid distributions from ordinary income and long-term capital gain which included equalization debits summarized below:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Ordinary Income Distributions	$22,971,027	$ 8,175,868
Equalization Debits Included in Ordinary Income Distributions	969,810	669,185
Long-Term Capital Gain Distributions	29,237,911	–
Equalization Debits Included in Long-Term Capital Gain Distributions	13,455,739	5,024,608

2. Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and a summary of proxies voted by the Funds for the period ended June 30, 2022 are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

3. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT exhibit

bridgewayfunds.com	47

OTHER INFORMATION (continued)

June 30, 2022 (Unaudited)

are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Funds’ Form N-PORT exhibit at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

4. Liquidity Risk Management Program Review

The Securities and Exchange Commission (the “SEC”) adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

Each series (the “Funds”) of Bridgeway Funds, Inc. (the “Company”) has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Company’s Board of Directors (the “Board”) has designated the Liquidity Risk Management Committee (“LRMC”) of Bridgeway Capital Management, LLC, the investment adviser to the Funds, as the Program Administrator for each Fund. As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio investments into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid investments that are assets (“Illiquid Assets”). The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid Assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls (i.e., instances when the percentage of a Fund’s net assets in Highly Liquid investments is below the Fund’s current HLIM), including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing each Fund’s liquidity risk, the LRMC considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements or other funding sources. Classification of the Fund’s portfolio investments into one of the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Fund primarily holds assets that are classified as Highly Liquid, and therefore is not currently required to establish an HLIM.

At a meeting of the Company’s Board held on February 10, 2022, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy, and effectiveness of its implementation for the annual period from December 1, 2020 through November 30, 2021 (the “Reporting Period”). In its report to the Board, the Program Administrator concluded that the Program is reasonably designed to comply with the Liquidity Rule, to assess and manage liquidity risk of each Fund, was implemented adequately and effectively and operated for each Fund during the Reporting Period and each Fund was able to meet requests for redemptions without significant dilution of remaining investors’ interests in the Fund.

There can be no assurance that in the future the Program will achieve its objectives of reducing the risk that the Funds will be unable to meet their redemption obligations and mitigating the dilution of the interests of Fund shareholders. Please refer to the Funds’ Statement of Additional Information for more information regarding the Funds’ exposure to liquidity risk and other risks to which the Funds may be subject.

48	Annual Report | June 30, 2022

OTHER INFORMATION (continued)

June 30, 2022 (Unaudited)

5. Approval of Investment Management Agreement

Bridgeway Funds, Inc.’s (the “Company”) management agreement (the “Management Agreement”) with its investment adviser, Bridgeway Capital Management, LLC (the “Adviser”), on behalf of each of the Company’s funds must be approved for an initial term no greater than two years and renewed at least annually thereafter by the board of directors of the Company (the “Board” or “Directors”) or a vote of a majority of the outstanding voting securities of each fund. In addition, the renewal must be approved by a majority of the Directors who are not parties to the Management Agreement or “interested persons” of any party thereto (the “Independent Directors”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the approval of the Management Agreement. For example, the Board or its standing committees consider at meetings during the year various factors that are relevant to the annual renewal of each fund’s Management Agreement, including the quality of services and support provided to each fund by the Adviser, the Adviser’s compliance program, including the effectiveness of its implementation, comparative performance information for each fund, the risk assessment of the funds and “deep dives” on the strategy and performance of certain funds on a periodic basis. Additionally, between regular Board meetings the Adviser provides the Board with updated financial information on the Adviser and strategic direction and marketing efforts.

On May 12, 2022, the Board, including a majority of the Independent Directors, met (the “Meeting”) with the Adviser, the Company’s outside legal counsel, independent legal counsel to the Independent Directors (“Independent Legal Counsel”) and others to consider information bearing on the continuation of the Management Agreement with respect to the Omni Tax-Managed Small-Cap Value Fund and Omni Small-Cap Value Fund (each a “Fund” and together, the “Funds”). The Meeting was held by video conference due to circumstances related to current or potential effects of COVID-19 pursuant to temporary exemptive relief issued by the Securities and Exchange Commission.

In reaching its decisions regarding the renewal of the Management Agreement for each Fund, the Board considered the information furnished and discussed throughout the year at regularly scheduled Board and committee meetings, as applicable and as described above, as well as the information provided to it specifically in relation to the annual consideration of the approval of the continuation of the Management Agreement for each Fund.

In preparation for the Meeting, the Independent Directors requested that the Adviser provide specific information relevant to the Board’s consideration of the renewal of the Management Agreement with respect to each Fund. In response to that request, the Board was furnished with a wide variety of information with respect to each Fund, including information regarding:

•

investment performance over various time periods and the fees and expenses of the Fund as compared to a comparable group of funds as determined and prepared by Broadridge, an independent provider of investment company data;

•	the nature, extent and quality of services provided by the Adviser to the Fund under the Management Agreement;

•	actual management fees paid by the Fund to the Adviser and a comparison of those fees with the management fees charged to other advisory clients of the Adviser, as applicable;

•	the Adviser’s costs of providing services to the Fund and the profitability of the Adviser from its relationship with the Fund;

•	the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect these economies of scale for the benefit of Fund investors; and

•	any potential “fall-out” or ancillary benefits accruing to the Adviser as a result of its relationship with the Fund.

In addition to evaluating the written information provided by the Adviser, the Board also considered the answers to questions posed by the Board to representatives of the Adviser at the Meeting.

bridgewayfunds.com	49

OTHER INFORMATION (continued)

June 30, 2022 (Unaudited)

In considering the information and materials described above, the Independent Directors met with Independent Legal Counsel to review such information and materials prior to the Meeting. In addition, the Independent Directors met in executive session with Independent Legal Counsel to consider the continuation of the Management Agreement with respect to each Fund outside the presence of management during the Meeting.

The Board also was provided with a written description of its statutory responsibilities and the legal standards that are applicable to approval of the renewal of the Management Agreement.

Although the Management Agreement for both Funds was considered at the Meeting, the Directors considered the renewal of the Management Agreement with respect to each Fund separately.

In considering the aforementioned information, the Board took into account management style, investment strategies and prevailing market conditions as reported by the Adviser. Furthermore, in evaluating the Management Agreement, the Directors also considered information provided by the Adviser concerning the following:

•

the terms of the Management Agreement, including the services performed by the Adviser in managing each Fund’s assets in accordance with the Fund’s investment objectives, policies and restrictions and how those services and fees differ from those for other advisory clients of the Adviser, as applicable;

•	information regarding the advisory fee rates and the expense limitation or fee waiver arrangements for each Fund;

•	the Adviser’s personnel, staffing levels and the time and attention the Adviser’s personnel devote to the management of the Funds as compared to other advisory clients of the Adviser;

•	the Adviser’s risk assessment and management process;

•	the Adviser’s representation that it does not engage in pre-arranged soft dollar arrangements but that it may receive the benefit of research services provided by broker-dealers; and

•	the financial condition and stability of the Adviser.

In view of the broad scope and variety of factors and information considered by the Board, the Directors did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Management Agreement for each Fund for an additional year. Rather, the Board’s determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following describes various factors that were considered by the Board in deciding to approve the continuance of the Management Agreement for each Fund.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by the Adviser, the Directors considered the services provided to each Fund and any expected changes thereto, the qualifications, experience and duties of the Adviser’s personnel, the approximate amount of time those personnel devote to the Funds, recent and expected personnel changes, portfolio manager compensation arrangements, business continuity and succession planning, and enterprise risk management (including as it relates to cybersecurity risk). In addition, the Directors considered information provided by the Adviser regarding its overall financial strength and considered the resources and staffing in place with respect to the services provided to the Funds. The Directors also took into account information they had received from the Adviser throughout the year concerning the impact of the COVID-19 pandemic on, among other things, the Adviser’s operations, financial condition and assets under management.

Based on the totality of the information considered, the Directors concluded that they were satisfied with the nature, extent and quality of the services provided to each Fund by the Adviser, and that the Adviser has the ability to continue to provide these services based on its experience, operations and current resources.

50	Annual Report | June 30, 2022

OTHER INFORMATION (continued)

June 30, 2022 (Unaudited)

Investment Performance

The Board considered performance information provided by the Adviser for similarly managed accounts (if any) over the most recent six-month, one-year, three-year, five-year and ten-year periods ended December 31, 2021 as well as Fund performance compared with its benchmark for one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2021, as applicable. The Board considered the Adviser’s representation that the differences in the performance of other small cap accounts and Fund performance were expected by the Adviser given differences in investment strategy and tax management practices.

In addition, Broadridge provided a report (the “Broadridge Report”) of comparative data regarding fees, expenses and investment performance for each Fund as compared to a peer group selected by Broadridge (“Peer Group”). The performance periods included total return over the most recent calendar year (“one-year period”) and the annualized total returns over the most recent three calendar year period (“three-year period”), five calendar year period (“five-year period”) and ten calendar year period (“ten-year period”). With regard to the performance information provided in the Broadridge Report, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance.

In particular, the Board considered the following performance information as of December 31, 2021 provided by the Adviser and from Broadridge:

•

With regard to the Omni Tax-Managed Small-Cap Value Fund, the Fund’s performance was in the first quintile for the one-year period, in the third quintile for the three-year period, in the fourth quintile for the five -year period and in the second quintile for the ten-year period. The Fund outperformed its primary benchmark for the one-year and three-year periods, while it underperformed its primary benchmark for the five-year, ten-year and since-inception periods. The Board considered the Adviser’s explanation that the Fund’s relative performance is generally attributable to its broad exposure to smaller capitalization and deeper value stocks relative to its Peer Group and that the Fund’s performance was generally in line with its design. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

•

With regard to the Omni Small-Cap Value Fund, the Fund’s performance was in the first quintile for the one-year period, in the second quintile for the three-year and ten-year periods and in the third quintile for the five-year period. The Fund outperformed its primary benchmark for the one-year, three-year, ten-year and since-inception periods, while it underperformed its primary benchmark for the five-year period. The Board considered the Adviser’s explanation that the Fund’s relative performance is generally attributable to its broad exposure to smaller capitalization and deeper value stocks relative to its Peer Group and that the Fund’s performance was generally in line with its design. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

Fund Fees and Expenses

The Board considered information provided by the Adviser regarding the advisory fees it charges to other advisory clients and the reasons for any material differences between those fees and the fees it charges to the Funds. The Board also considered the Adviser’s views that, given investment performance and overall expenses, the Adviser believes the management fees for each Fund appear reasonable and appropriate given the distinctive features and design of each Fund, the disciplined implementation of the design by the Adviser, the relatively low management fees in each case, the performance results in line with design and investor expectations, and the profitability to the Adviser of each Fund. More specifically, with regard to management fee differences among the Funds and other small-cap funds advised by the Adviser, the Board considered the Adviser’s view that fee differences stem from market factors as well as the estimated growth rate of the Fund at the time of launch; the potential asset capacity of the Fund; the risks associated with providing the advisory services to the Fund; and estimated costs of providing the advisory services driven by the design complexity of the Fund (e.g., more complex design is higher cost due to the research and portfolio management time required).

bridgewayfunds.com	51

OTHER INFORMATION (continued)

June 30, 2022 (Unaudited)

The Board also considered the fees charged to other investment company and non-investment company clients of the Adviser, as well as the Adviser’s representation that the Adviser did not manage other clients comparable to either Fund.

The Board also considered information compiled by Broadridge comparing each Fund’s contractual management fee rate (using an assumed common asset level for the Fund and the other funds in the Peer Group), actual management fee rate (which included the effect of any fee waivers, and was derived from annual reports) and actual total expense ratios (which also included the effect of any fee waivers, and was derived from annual reports) as a percentage of average net assets as compared to other funds in its expense Peer Group. Broadridge’s contractual management fee data included both advisory fees and administrative services fees, except for the Funds. Broadridge excluded administrative services fees for the Funds from contractual management fee data because those fees are fixed (i.e., a stated dollar amount), as opposed to asset based. More specifically, with respect to the Funds, the Adviser provides certain administrative services to the Funds pursuant to a separate contract, in exchange for an annual fixed fee (payable monthly) that the Adviser has represented approximates the cost of providing such services (which the Board considered in connection with profitability, as described below). Broadridge’s actual management fee data for the Funds and the other funds in the Peer Group included both advisory fees and administrative services fees. Thus, the contractual management fee rate in the Funds’ Broadridge comparisons did not reflect these administrative services fees, whereas the actual management fee rate in the Funds’ Broadridge comparisons included both advisory and administrative services fees.

With regard to the expense information provided in the Broadridge Report, the Board considered Fund expenses on a percentile and quintile basis as compared to each Fund’s Peer Group. For purposes of the expense data provided, Broadridge defines the first quintile as 20% of the funds in the applicable Peer Group with the lowest expenses and the fifth quintile as 20% of the funds in the applicable Peer Group with the highest expenses.

With respect to the Funds, the Board considered that each Fund’s contractual management fee, actual management fee and actual total expense ratio were in the first quintile of its applicable Peer Group.

In addition, the Board considered that the Adviser agreed to contractual expense limitation agreements for each Fund to ensure that total expense levels do not increase above certain asset percentage levels. The Board also took into account that the Adviser had begun voluntarily reducing the expense limitations for both Funds effective on January 1, 2020.

The foregoing comparisons assisted the Board in determining to approve the continuance of the Management Agreement for each Fund by providing it with a basis for evaluating each Fund’s management fee and total expense ratio on a relative basis. Based on their review, the Directors concluded that each Fund’s management fee was reasonable in view of the services received by the Fund and the other factors considered.

Profitability

The Board reviewed the materials it received from the Adviser regarding its revenues and costs in providing investment management and certain administrative services to the Funds and the Company as a whole. In particular, the Board considered the analysis of the Adviser’s profitability with respect to each Fund, calculated for the years ended December 31, 2018, December 31, 2019, December 31, 2020 and December 31, 2021. The Board also considered the Adviser’s representations that it does not track expenses or maintain staff on a per Fund basis and accordingly the Adviser needed to make certain assumptions to allocate expenses on a Fund-by-Fund basis in order to calculate Fund-by-Fund profitability, making the process a subjective one. The Board also considered that the Adviser was operating certain other funds in the complex at a loss but that the Adviser had the resources necessary to continue providing the same level of services to the Funds. Based on their review, the Directors concluded that the Adviser’s profitability from its relationship with each Fund was reasonable.

Economies of Scale

The Board considered the effect of each Fund’s current size and its potential growth on its performance and fees. With respect to whether economies of scale are expected to be realized by the Adviser as a Fund’s assets increase and whether advisory fee levels reflect these economies of scale for the benefit of Fund investors, the Board considered, for each Fund, the current level of advisory fees charged and fee structure and concluded that the Adviser’s fee structure with respect to

52	Annual Report | June 30, 2022

OTHER INFORMATION (continued)

June 30, 2022 (Unaudited)

each Fund was appropriate at this time. The Board considered the Adviser’s explanation that although neither Fund has fee breakpoints in its management fee schedules, each Fund was priced low relative to peers and ahead of the economies of scale curve at launch. The Board noted that if a Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

“Fallout” or Ancillary Benefits

The Board considered whether there were any “fall-out” or ancillary benefits that may accrue to the Adviser as a result of its relationships with the Funds. In terms of potential “fall-out” or ancillary benefits to the Adviser due to its position as manager of the Funds, the Board considered benefits related to track record and reputation, and portfolio trading and execution. The Board also considered the Adviser’s representations that it does not engage in pre-arranged soft dollar arrangements but that it may receive the benefit of research services provided by broker-dealers. In addition, the Board took into account that the Adviser receives administrative service fees from the Funds in exchange for providing certain administrative services to the Funds. The Board concluded that the benefits accruing to Adviser by virtue of its relationship with the Funds appeared to be reasonable.

* * * * *

Based on all relevant information and factors discussed above, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Directors, determined that the continuation of the Management Agreement for each Fund was in the best interests of the Fund. As a result, the Board, including a majority of the Independent Directors, approved the renewal of the Management Agreement for each Fund.

bridgewayfunds.com	53

DISCLOSURE OF FUND EXPENSES

June 30, 2022 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you under-stand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2022 and held until June 30, 2022.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/22	Ending Account Value at 6/30/22	Expense Ratio	Expenses Paid During Period* 1/1/22 - 6/30/22

Bridgeway Omni Small-Cap Value Fund
Actual Fund Return	$1,000.00	$900.80	0.47%	$2.22
Hypothetical Fund Return	$1,000.00	$1,022.46	0.47%	$2.36

Bridgeway Omni Tax-Managed Small-Cap Value Fund
Actual Fund Return	$1,000.00	$891.20	0.47%	$2.20
Hypothetical Fund Return	$1,000.00	$1,022.46	0.47%	$2.36

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (181) divided by the number of days in the fiscal year (365).

54	Annual Report | June 30, 2022

DIRECTORS & OFFICERS

June 30, 2022 (Unaudited)

Independent Directors

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Karen S. Gerstner Age 67	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Eight	None

Miles Douglas Harper, III* Age 59	Director	Term: 1 Year Length: 1994 to Present.	Retired; formerly Partner, Carr, Riggs & Ingram, LLC, 2013 to June 2022.	Eight	Calvert Funds (42 Portfolios)

Evan Harrel Age 61	Director	Term: 1 Year Length: 2006 to Present.	Chief Operating Officer, Center for Compassionate Leadership since January 2020; Independent Consultant, 2016 to January 2020.	Eight	None

bridgewayfunds.com	55

DIRECTORS & OFFICERS (continued)

June 30, 2022 (Unaudited)

“Interested” or Affiliated Director and Officer

Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

John N. R. Montgomery[2] Age 66	Vice President and Director	Term: 1 Year Length: 1993 to Present.	Chairman, Bridgeway Capital Management, LLC, since 2010; Vice President, Bridgeway Funds, 2005 to May 2015 and since June 2016.	Eight	None

56	Annual Report | June 30, 2022

DIRECTORS & OFFICERS (continued)

June 30, 2022 (Unaudited)

Other Officers

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Officer	Other Directorships Held by Officer

Richard P. Cancelmo, Jr. Age 64	Vice President	Term: 1 Year Length: 2004 to Present.	Vice President, Bridgeway Funds, since 2004; Staff member, Bridgeway Capital Management, since 2000.	N/A	None

Deborah L. Hanna Age 57	Secretary, Treasurer, and Chief Compliance Office	Term: 1 Year Length: Secretary, 2007 to Present; Treasurer and Chief Compliance Officer, 2020 to Present.	Self-employed, accounting and related projects for various organizations, since 2001.	N/A	None

Sharon Lester Age 67	Vice President	Term: 1 Year Length: 2011 to Present.	Staff member, Bridgeway Capital Management, since 2010.	N/A	None

Tammira Philippe Age 48	President	Term: 1 Year Length: May 2016 to Present.	President, Bridgeway Capital Management, LLC, since 2016.	N/A	None

*	Independent Chairman
[1]	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.
[2]	John Montgomery is chairman, director and majority shareholder, and control person of BCM Scorp Holdco, Inc., which is the immediate parent company of the Adviser.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Board and is available, without charge, upon request by calling 800-661-3550.

bridgewayfunds.com	57

BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at ww.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@ sec.gov.

(b)	Not applicable

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no substantive amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Miles Douglas Harper III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $192,000 for the fiscal year ended June 30, 2022 and $216,400 for the fiscal year ended June 30, 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2022 and $0 for the fiscal year ended June 30, 2021.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $20,700 for the fiscal year ended June 30, 2022 and $20,700 for the fiscal year ended June 30, 2021. Tax services include the review of the Funds’ federal income tax returns, the review of the Funds’ federal excise tax returns and the review of required distributions by the Funds.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended June 30, 2022 and $0 for the fiscal year ended June 30, 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment advisor or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2- 01 of Regulation S-X are as follows:

No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for the fiscal year ended June 30, 2022 and $0 for the fiscal year ended June 30, 2021.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-

K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bridgeway Funds, Inc.

By (Signature and Title)*	/s/ Tammira Philippe Tammira Philippe, President and Principal Executive Officer (principal executive officer)

Date September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Tammira Philippe Tammira Philippe, President and Principal Executive Officer (principal executive officer)

Date September 7, 2022

By (Signature and Title)*	/s/ Deborah L. Hanna Deborah L. Hanna, Treasurer and Principal Financial Officer (principal financial officer)

Date September 7, 2022

* Print the name and title of each signing officer under his or her signature.